[front cover]


February 28, 2001

AMERICAN CENTURY
Semiannual Report

California Tax-Free Money Market
California Municipal Money Market


                                 [american century logo and text logo (reg.sm)]


[inside front cover]

Review the day's market activity at www.americancentury.com

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[left margin]

CALIFORNIA TAX-FREE MONEY MARKET
(BCTXX)
---------------------------------------

CALIFORNIA MUNICIPAL MONEY MARKET
(BNCXX)
---------------------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Times have certainly changed since we last wrote to you about six months ago. Back in the third quarter of 2000, California was still riding the crest of the technology wave and reveling in a period of fiscal prosperity. The economy and tax revenues were soaring, the state budget was balanced, and to top it all off, California's credit rating had just been increased.

     But the landscape changed dramatically in the six months ended February 28, 2001. Stocks tumbled, as did interest rates and the economy, while energy prices skyrocketed.

     All the volatility provided California Tax-Free and Municipal Money Market fund shareholders an excellent reminder of the benefits of money market investments--safety, liquidity, and yield. Though money market yields declined along with interest rates for the six months, we're proud to report that both our funds delivered yields and returns that were significantly better than average according to Lipper Inc. (see pages 5 and 11).

     One reason the California Tax-Free and Municipal Money Market funds did so well is our dedicated team of credit analysts, who are an essential part of the investment process. In the last year, our analysts deserve credit for sounding the warning and steering the funds away from securities issued by California utilities PG&E and Southern California Edison. The credit team's diligence helped us dodge a significant bullet, while other fund companies weren't so fortunate.

     Of course, the investing environment remains challenging, but American Century's municipal investment team is closely monitoring California's economic situation, and we believe that our California municipal funds are positioned well for whatever might unfold. The investment team reviews the California economy, fund performance, and fund strategy in more detail beginning on page 4.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Frequently Asked
   Questions ..............................................................    3
   Municipal Credit Review ................................................    4
CALIFORNIA TAX-FREE MONEY MARKET
   Performance Information ................................................    5
   Portfolio at a Glance ..................................................    5
   Yields .................................................................    5
   Management Q&A .........................................................    6
   Portfolio Composition
      by Credit Rating ....................................................    6
   Portfolio Composition
      by Maturity .........................................................    6
   Schedule of Investments ................................................    7
CALIFORNIA MUNICIPAL MONEY MARKET
   Performance Information ................................................   11
   Portfolio at a Glance ..................................................   11
   Yields .................................................................   11
   Management Q&A .........................................................   12
   Portfolio Composition
      by Credit Rating ....................................................   12
   Portfolio Composition
      by Maturity .........................................................   12
   Schedule of Investments ................................................   13
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   16
   Statement of Operations ................................................   17
   Statement of Changes
      in Net Assets .......................................................   18
   Notes to Financial
      Statements ..........................................................   19
   Financial Highlights ...................................................   20
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   22
      Lipper Rankings .....................................................   22
      Credit Rating
         Guidelines .......................................................   22
      Investment Team
         Leaders ..........................................................   22
   Glossary ...............................................................   23


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

CREDIT REVIEW

* Although California began facing significant challenges, credit quality for most of the state remained quite strong during the six months ended February 28, 2001.

* In recognition of its huge and diversified economy and the state government's fiscal prudence last year, California received a credit rating upgrade in September 2000.

* But recently, credit quality has been declining. Power shortages, cash-strapped utilities, and the prospect of lower tax revenues present challenges for the state.

* We have a talented, experienced, and dedicated municipal credit research team that's monitoring California's economic and financial situation closely.

CALIFORNIA TAX-FREE MONEY MARKET

* California Tax-Free Money Market outperformed the average California money market fund during the six months ended February 28, 2001.

* The portfolio's yield at the end of February ranked in the top 10% of the California money market funds tracked by Lipper Inc. (See page 5 for performance information.)

* One reason the fund delivered such good relative performance is that it has lower-than-average expenses. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

* Interest rates and the economy fell hard during the period, pushing the fund's yield lower.

* Although the Fed may lower rates in the coming months, we believe favorable supply and demand characteristics will boost yields on California money market securities.

CALIFORNIA MUNICIPAL  MONEY MARKET

* California Municipal Money Market provided shareholders more state and federal tax-free income than the average California money market fund during the six months ended February 28, 2001.

* The fund's return for the last six months ranked in the top 10% of the Lipper group, while its yield at the end of February was in the top 5%.
   (See page 11 for performance information.)

* A big reason the fund did so well relative to other California money market funds is that our management fees are below average. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

* Interest rates and the economy fell hard during the period, pushing the fund's yield lower.

* Although the Fed may lower rates in the coming months, we believe favorable supply and demand characteristics will boost yields on California money market securities.

[left margin]

               CALIFORNIA TAX-FREE
                  MONEY MARKET
                     (BCTXX)
    TOTAL RETURNS:             AS OF 2/28/01
       6 Months                        1.57%*
       1 Year                          3.32%
    7-DAY CURRENT YIELD:               2.70%
    INCEPTION DATE:                  11/9/83
    NET ASSETS:               $598.2 million

               CALIFORNIA MUNICIPAL
                  MONEY MARKET
                     (BNCXX)
    TOTAL RETURNS:             AS OF 2/28/01
       6 Months                        1.63%*
       1 Year                          3.41%
    7-DAY CURRENT YIELD:               2.86%
    INCEPTION DATE:                 12/31/90
    NET ASSETS:               $176.8 million

* Not annualized.

See Total Returns on pages 5 and 11.
Investment terms are defined in the Glossary on pages 23-24.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHEN ARE DIVIDENDS PAID?

     Since November 2000, dividends have been paid on the last business day of the month, rather than the last Friday of the month. We hope this change makes your dividend payment date easier to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a seven-business-day hold on deposited funds--including your initial investment in a new account. There is a one-business-day hold on wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY MARKET FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the FDIC or any other government agency. Although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.


* We must have your written or electronic authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.


[right margin]

HIGHLIGHTING THE DIFFERENCE BETWEEN THE CALIFORNIA TAX-FREE AND MUNICIPAL MONEY MARKET FUNDS

* CALIFORNIA TAX-FREE MONEY MARKET provides interest income that's exempt from both federal and California state income taxes.

* CALIFORNIA MUNICIPAL MONEY MARKET has basically the same objectives as California Tax-Free Money Market, but it seeks a higher yield by investing in securities whose interest may be subject to the federal alternative minimum tax (AMT).

The AMT applies primarily to corporations and high-income individuals who are able to substantially reduce their regular tax liability with passive income, deductions, and exemptions. Because of their potential tax liability, AMT securities typically offer higher yields than non-AMT paper.

WHAT IT MEANS FOR YOU--California Tax-Free Money Market may be more appropriate for investors who file under the AMT, while investors who aren't subject to the AMT may want to consider the California Municipal Money Market fund.


                                                 www.americancentury.com      3


California Municipal Credit Review
--------------------------------------------------------------------------------

SIZE, DIVERSITY, AND FISCAL PRUDENCE MATTERED

     Although California began facing significant challenges, credit quality for most of the state remained quite strong during the six months ended February 28, 2001.

     In recognition of its huge and diversified economy and the state's fiscal prudence last year, California received a credit rating upgrade (to Standard & Poor's AA) in September 2000. By year end, despite the downturn in the technology sector and the growing power crisis, the state still had a large budget surplus. Surging tax revenues--including capital gains taxes--helped boost the surplus.

     California's economic growth remained positive during the period. Much of the state's persistent strength stemmed from its economic diversity. Rising international exports and gains in agriculture, defense, and entertainment helped offset the dot-com shakeout.

CHALLENGES FOR THE NEW MILLENIUM

     However, soaring energy costs, power shortages, the Nasdaq's plunge, and the prospect of lower tax revenues presented challenges for the state. If California couldn't find a way to pay for power, other than tapping into its general fund, the state's budget surplus could evaporate. Reflecting this risk, S&P placed California's general obligation (GO) and general fund appropriation-backed debt ratings on negative "CreditWatch," pending the resolution of the power crisis in a way that won't drain the state's coffers.

     Despite new long-term power contracts, proposed rate hikes, and the planned issuance of $10 billion or more in electric revenue bonds to finance the state's power purchases, California remained on CreditWatch, and is likely to remain so until the threat to the budget surplus no longer exists. As a result, many California municipal bonds have been forced to trade at higher yields that reflect an implicit single-A credit rating.

WHAT'S AHEAD

     Much has happened in both the California and the national economies in a very short time and it's impossible to say exactly how it will play out. What we can say with assurance is that we have a talented, experienced, and dedicated municipal credit research team that's monitoring California's economic and financial situation closely. We also believe our California investment portfolios are well positioned, with minimal exposure to uninsured state GO debt and increased insured holdings.

     California's recent experiences provided excellent reminders that investing in municipal securities through mutual funds presents clear advantages--including diversification, professional credit analysis, and liquidity. This is a tricky time for individual investors to be evaluating the financial strength of municipal bonds, and diversification becomes very important as sudden economic and financial developments affect the markets.

[left margin]

"WE HAVE A TALENTED, EXPERIENCED, AND DEDICATED MUNICIPAL CREDIT RESEARCH TEAM THAT'S MONITORING CALIFORNIA'S ECONOMIC AND FINANCIAL SITUATION CLOSELY."

MUNICIPAL CREDIT  RESEARCH TEAM
   Manager
      STEVEN PERMUT
   Municipal Credit Analysts
      DAVID MOORE
      BILL MCCLINTOCK
      TIM BENHAM
      BRAD BODE

"THIS IS A TRICKY TIME FOR INDIVIDUAL INVESTORS TO BE EVALUATING THE FINANCIAL STRENGTH OF MUNICIPAL BONDS."


4      1-800-345-2021


California Tax-Free Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 2001

             CALIFORNIA TAX-FREE   CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS(2)
                 MONEY MARKET           AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)         1.57%                   1.46%              --
1 YEAR              3.32%                   3.08%          9 OUT OF 55
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS             2.95%                   2.77%         11 OUT OF 49
5 YEARS             3.02%                   2.84%         10 OUT OF 45
10 YEARS            2.91%                   2.84%         13 OUT OF 33

The fund's inception date was 11/9/83.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 22-23 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                        2/28/01      8/31/00
NUMBER OF SECURITIES      81           103
WEIGHTED AVERAGE
   MATURITY             33 DAYS      64 DAYS
EXPENSE RATIO            0.50%*       0.49%

* Annualized.

Investment terms are defined in the Glossary on pages 23-24.

YIELDS AS OF FEBRUARY 28, 2001
7-DAY CURRENT YIELD              2.70%
7-DAY EFFECTIVE YIELD            2.73%
7-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET            4.13%
   37.42% TAX BRACKET            4.31%
   41.95% TAX BRACKET            4.65%
   45.22% TAX BRACKET            4.93%

Yields are for combined state and federal  income tax brackets.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                 www.americancentury.com      5


California Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Todd Pardula]

     An interview with Todd Pardula, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA TAX-FREE MONEY MARKET PERFORM FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001?

     The fund's performance ranked in the top 20% of the Lipper peer group. (See the previous page for more performance information.)

WHAT HAPPENED WITH INTEREST RATES?

     Interest rates continued to decline as it became increasingly apparent that the economy was slowing. However, the portfolio continued to pay shareholders more state and federal tax-free income than the average California money market fund. California Tax-Free Money Market's 7-day effective yield on February 28, 2001 was 2.73%, compared with the 2.34% average yield of the Lipper group.

HOW DID THE FUND PROVIDE MORE INCOME THAN ITS COMPETITORS?

     First, our expenses are lower than the average of the Lipper group. Other things being equal, lower expenses mean more income for our shareholders.

     Second, we bought some relatively high-yielding notes in the summer of 2000 when yields were at their peak. We also added a significant amount of commercial paper in November, a month before the Federal Reserve began leaning toward lower interest rates. Those moves helped us lock in higher yields.

     Throughout the rest of the period, we shifted most of the proceeds from maturing securities to short-term floaters. We thought floaters had more attractive yields relative to commercial paper and notes considering supply and demand, and the Federal Reserve's interest rate policy.

HOW DID YOU POSITION THE FUND IN RESPONSE TO THE CALIFORNIA POWER CRISIS?

     Our credit research team astutely advised us to avoid the California utilities and sell economically sensitive securities. Overall, those conservative moves boosted the portfolio's credit quality, and slightly lowered its yield. However, we believed sacrificing a little bit of yield for peace of mind was a very worthwhile trade. (For more on California's economy, see page 4.)

WHAT IS YOUR OUTLOOK FOR THE FUND?

     We think that during the latter part of April, California money market yields will be attractive relative to taxable yields. California yields should rise significantly as demand for money market securities decreases and supply increases. Supply should increase when the state issues bonds to finance power purchases, while demand should fall in April as investors use money market funds to pay their taxes. We'll work hard to capture those higher yields for shareholders while maintaining our high standards for credit quality.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING

            % OF FUND INVESTMENTS
             AS OF        AS OF
            2/28/01      8/31/00
A-1+          84%          84%
A-1           16%          11%
A-2            --           5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 22 for more information.

[pie charts - data below]

PORTFOLIO COMPOSITION
BY MATURITY
                     AS OF FEBRUARY 28, 2001
1-30 DAYS                       72%
31-90 DAYS                      14%
91-180 DAYS                     13%
MORE THAN 181 DAYS               1%

                      AS OF AUGUST 31, 2000
1-30 DAYS                       73%
31-90 DAYS                       7%
91-180 DAYS                      2%
MORE THAN 181 DAYS              18%

Investment terms are defined in the Glossary on pages 23-24.


6      1-800-345-2021


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%
CALIFORNIA -- 99.1%
             $  8,185,000  Adelanto Public Utility Auth. Rev.,
                              Series 2000 B, (Utility System),
                              VRDN, 2.15%, 3/7/01 (LOC:
                              Union Bank of California N.A. &
                              California State Teacher's
                              Retirement)                           $  8,185,000
                5,895,000  Apple Valley COP, (Public
                              Facilities Financing), VRDN,
                              2.60%, 3/1/01 (LOC: Union
                              Bank of California N.A. &
                              California State Teacher's
                              Retirement)                              5,895,000
                2,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Bentley School), VRDN,
                              2.20%, 3/7/01 (LOC: Banque
                              Nationale de Paris S.A.)                 2,000,000
                  480,000  California Educational Facilities
                              Auth. Rev., (Mount St. Mary's
                              College), VRDN, 2.25%,
                              3/7/01 (LOC: Allied Irish
                              Banks PLC)                                 480,000
                2,250,000  California Educational Facilities
                              Auth. Rev., (Point Loma
                              Nazarene University), VRDN,
                              2.65%, 3/1/01 (LOC: Allied
                              Irish Banks PLC)                         2,250,000
                3,500,000  California Educational Facilities
                              Auth. Rev., Series 1998 A,
                              (University Judaism), VRDN,
                              2.70%, 3/1/01 (LOC: Allied
                              Irish Banks PLC)                         3,500,000
                5,000,000  California Educational Facilities
                              Auth. Rev., (Chapman University)
                              VRDN, 2.10%, 3/7/01 (LOC:
                              Allied Irish Banks PLC)                  5,000,000
                4,800,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1985 C, (Santa Barbara
                              Cottage Hospital), VRDN,
                              2.65%, 3/1/01 (LOC: Bank of
                              America N.A.)                            4,800,000
               10,500,000  California Pollution Control
                              Financing Auth. Rev., (Chevron
                              USA Inc.), VRDN, 4.15%,
                              5/15/01 (Guaranteed: Chevron
                              Corp.)                                  10,500,000
                1,000,000  California Pollution Control
                              Financing Auth. Rev., (Chevron
                              USA Inc.), VRDN, 4.00%,
                              11/15/01 (Guaranteed:
                              Chevron Corp.)                           1,000,000
               36,790,000  California School Cash Reserve
                              Program Auth. Rev., Series
                              2000 A, 5.25%, 7/3/01
                              (AMBAC)                                 36,916,608

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,300,000  California School Facilities
                              Financing Corp. COP, Series
                              1998 A, (Capital Improvement
                              Financing Projects), VRDN,
                              2.15%, 3/7/01 (LOC:
                              Bayerische Hypo Und
                              Vereinsbank)                          $  1,300,000
               13,375,000  California State GO, Series 2000
                              A-11, 2.50%, 3/7/01 (SBBPA:
                              Bayerische Hypo Und
                              Vereinsbank) (Acquired
                              3/8/00-7/3/00, Cost
                              $13,375,000)(1)                         13,375,000
               10,500,000  California State GO, VRDN,
                              2.50%, 3/7/01 (Acquired
                              10/19/00, Cost $10,500,000)(1)          10,500,000
               35,780,000  California Statewide Communities
                              Development Auth. Rev., Series
                              2000 N6, 2.75%, 3/7/01
                              (Acquired 9/26/00-1/4/01,
                              Cost $35,780,000)(1)                    35,780,000
                3,000,000  California Statewide Communities
                              Development Auth. Special Tax,
                              (Robert Louis Stevenson
                              Development), VRDN, 2.60%,
                              3/1/01 (SBBPA: Bank of
                              New York)                                3,000,000
                7,400,000  California Statewide COP,
                              (Covenant Retirement
                              Community), VRDN, 2.60%,
                              3/1/01 (LOC: LaSalle National
                              Bank)                                    7,400,000
                8,100,000  California Transportation Finance
                              Auth. Rev., VRDN, 2.00%,
                              3/7/01 (FSA) (SBBPA: Credit
                              Suisse First Boston)                     8,100,000
                2,900,000  Davis Special Tax Rev.,
                              (Community Facilities District
                              No. 1999-2), VRDN, 2.70%,
                              3/1/01 (LOC: Wells Fargo
                              Bank, N.A.)                              2,900,000
               16,000,000  East Bay Municipal Utility District
                              Rev., 3.90%, 4/10/01 (LOC:
                              Westdeutsche Landesbank
                              Girozentrale)                           16,000,000
               17,000,000  East Bay Municipal Utility District
                              Rev., 3.95%, 4/10/01 (LOC:
                              Westdeutsche Landesbank
                              Girozentrale)                           17,000,000
                2,500,000  Elsinore Valley Municipal Water
                              District COP, Series 2000 A,
                              VRDN, 1.90%, 3/7/01 (FGIC)               2,500,000
                5,000,000  Encinitas Multifamily Housing Rev.,
                              Series 1993 A, (Torrey Pines),
                              2.50%, 3/1/01 (LOC: Bank of
                              America NT & SA)                         5,000,000
                2,990,000  Fillmore Public Financing Auth.
                              Tax Allocation Rev., Series
                              1998 B, (Central City
                              Redevelopment), VRDN, 2.60%,
                              3/1/01 (LOC: California State
                              Teacher's Retirement)                    2,990,000


See Notes to Financial Statements                www.americancentury.com      7


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  4,300,000  Fremont Union High School
                              District Santa Clara County GO,
                              4.75%, 7/5/01                         $  4,307,978
                3,315,000  Fresno Multifamily Housing Rev.,
                              Series 1996 A, (Heron Pointe
                              Apartments), 2.10%, 3/7/01
                              (LOC: Wells Fargo Bank, N.A.)            3,315,000
                4,000,000  Hemet Multifamily Housing Auth.
                              Rev., (West Acacia), VRDN,
                              2.53%, 3/1/01 (LOC: FHLB)                4,000,000
                2,600,000  Kern County Superintendent of
                              Schools COP, Series 1996 A,
                              VRDN, 2.70%, 3/1/01 (LOC:
                              Anchor National Life Insurance
                              Company)                                 2,600,000
               57,921,682  Koch Certificates Trust 1999-2
                              Rev., VRDN, 3.47%, 3/1/01
                              (AMBAC) (SBBPA: State Street
                              Bank & Trust Co.) (Acquired
                              2/11/00-1/5/01, Cost
                              $57,921,682)(1)                         57,921,682
                5,750,000  Los Angeles County GO, Series
                              2000 A, 5.00%, 6/29/01                   5,765,427
               10,000,000  Los Angeles County Housing Auth.
                              Development Rev., Series
                              1985 B, (Malibu Canyon
                              Apartments), VRDN, 2.35%,
                              3/6/01 (LOC: FHLMC)                     10,000,000
                9,000,000  Los Angeles County Schools
                              Pooled Financing Program GO,
                              Series 2000 A, 5.00%, 7/2/01
                              (FSA)                                    9,021,228
                2,800,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              Series 1992 A, VRDN, 1.80%,
                              3/7/01 (FGIC) (SBBPA:
                              Bayerische Landesbank
                              Girozentrale)                            2,800,000
               14,100,000  Los Angeles Department of Water
                              & Power Electric Plant Rev.,
                              Series 2000 A, 2.60%, 3/1/01
                              (SBBPA: Toronto Dominion
                              Bank)                                   14,100,000
                6,496,000  Los Angeles Multifamily Housing
                              Rev., Series 1985 C, (Studio
                              Colony), VRDN, 2.51%, 3/1/01
                              (LOC: Bank One Arizona, N.A.)            6,496,000
                9,800,000  Los Angeles Multifamily Housing
                              Rev., Series 1985 K, VRDN,
                              2.10%, 3/6/01 (LOC: FHLB)                9,800,000
                7,055,000  Los Angeles Unified School
                              District GO, Series 2000 D,
                              5.00%, 7/1/01                            7,075,083
                8,000,000  Los Angeles Wastewater, 4.05%,
                              4/2/01                                   8,000,000
                3,185,000  Maywood COP, (Infrastructure
                              Financing), VRDN, 2.70%,
                              3/1/01 (LOC: Allied Irish
                              Banks PLC)                               3,185,000
                2,495,000  Maywood Public Financing Auth.
                              Tax Allocation Rev., VRDN,
                              2.70%, 3/1/01 (LOC: Allied
                              Irish Banks PLC)                         2,495,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  5,500,000  Metropolitan Water District of
                              Southern California Rev., Series
                              1999 B, VRDN, 2.45%, 3/1/01
                              (SBBPA: Bank of America N.A.)         $  5,500,000
                2,000,000  Modesto Multifamily Housing Rev.,
                              Series 1996 A, (Shadowbrook),
                              VRDN, 2.70%, 3/1/01 (LOC:
                              Bank of America N.A.)                    2,000,000
                1,820,000  Modesto Special Tax Rev.,
                              (Community Facilities District
                              No. 98-1), VRDN, 2.70%,
                              3/1/01 (LOC: Wells Fargo
                              Bank, N.A.)                              1,820,000
                7,000,000  Mountain View Multifamily
                              Housing Rev. COP, (Mariposa),
                              VRDN, 2.50%, 3/1/01 (FGIC)               7,000,000
                1,500,000  Oakland Economic Development
                              Rev., Series 1997 A, (Allen
                              Temple Family Life), VRDN,
                              2.75%, 3/1/01 (LOC: Wells
                              Fargo Bank, N.A.)                        1,500,000
                2,400,000  Ontario Rev., Series 1997 A,
                              (Redevelopment Agency),
                              VRDN, 2.55%, 3/1/01 (LOC:
                              Union Bank of California N.A. &
                              California State Teacher's
                              Retirement)                              2,400,000
                3,461,000  Orange County Apartment
                              Development Rev., Series
                              1985 B, (Niguel Summit),
                              2.20%, 3/6/01 (LOC: Bank of
                              America NT & SA)                         3,461,000
               10,000,000  Orange County Apartment
                              Development Rev., Series
                              1999 C, (Bluffs Apartments),
                              VRDN, 2.53%, 3/1/01
                              (FHLMC)                                 10,000,000
                7,200,000  Orange County Apartment
                              Development Rev., Series 2,
                              2.40%, 3/1/01 (FNMA)                     7,200,000
               14,800,000  Orange County Apartment
                              Development Rev., Series 3,
                              2.40%, 3/1/01 (FNMA)                    14,800,000
                5,200,000  Orange County Transportation
                              Auth., 4.00%, 4/10/01                    5,200,000
                7,100,000  Peninsula Corridor Joint Powers
                              Board Anticipation Notes,
                              Series 2000 B, 4.80%, 6/7/01             7,109,136
                6,375,000  Peninsula Corridor Joint Powers
                              Board Anticipation Notes,
                              Series 2000 B, 4.40%,
                              7/25/01                                  6,379,884
                5,000,000  Rancho Water District Financing
                              Auth. Rev., Series 1998 A,
                              VRDN, 1.90%, 3/7/01 (FGIC)
                              (SBBPA: General Electric
                              Capital Corp.)                           5,000,000
                2,500,000  Redwood City COP, (City Hall),
                              VRDN, 2.65%, 3/1/01 (LOC:
                              KBC Bank N.V.)                           2,500,000
               14,375,000  Riverside County Teeter Notes,
                              3.10%, 4/1/01 (LOC:
                              Westdeutsche Landesbank
                              Girozentrale)                           14,375,000


8      1-800-345-2021                          See Notes to Financial Statements


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,500,000  Riverside County Transportation
                              Commission Rev., Series
                              1991 A, 6.50%, 6/1/01,
                              Prerefunded at 102% of Par
                              (AMBAC)(2)                            $  1,539,333
                1,715,000  Rohnert Park Multifamily Housing
                              Rev., (Crossbrook Apartments),
                              VRDN, 1.85%, 3/7/01 (FNMA
                              Collateral Agreement)                    1,715,000
                6,600,000  Sacramento County Multifamily
                              Housing Rev., Series 1996 A,
                              VRDN, 2.00%, 3/7/01 (LOC:
                              California State Teacher's
                              Retirement)                              6,600,000
               25,500,000  San Bernardino County Housing
                              Auth. Multifamily Housing Rev.,
                              6.25%, 5/1/01 (LOC: Toronto
                              Dominion Bank) (Acquired
                              4/26/00, Cost $26,031,675)(1)           25,588,856
                3,230,000  San Bernardino County Housing
                              Auth. Multifamily Housing Rev.,
                              Series 1992 A, (Arrowview Park
                              Apartments), VRDN, 2.53%,
                              3/1/01 (LOC: FHLB)                       3,230,000
                4,620,000  San Bernardino County Housing
                              Auth. Multifamily Housing Rev.,
                              Series 1993 A, (Montclair
                              Heritage), 3.50%, VRDN,
                              3/1/01 (LOC: California
                              Federal Bank & FHLB)                     4,620,000
                1,800,000  San Bernardino County Housing
                              Auth. Multifamily Housing Rev.,
                              Series 1993 A, (Monterey Villas
                              Apartments), VRDN, 2.53%,
                              3/1/01 (LOC: FHLB)                       1,800,000
                3,890,000  San Diego County COP,
                              (Information Technology
                              Systems), 5.00%, 6/1/01
                              (AMBAC)                                  3,897,693
                3,000,000  San Diego Unified School District
                              GO, Series 2000 A, 5.25%,
                              10/4/01                                  3,037,810
               14,000,000  San Francisco City and County
                              Redevelopment Agency
                              Multifamily Housing Rev., Series
                              1985 A, (Bayside Village),
                              VRDN, 2.60%, 3/1/01 (LOC:
                              Bank One Arizona, N.A.)                 14,000,000
               14,000,000  San Francisco City and County
                              Redevelopment Agency
                              Multifamily Housing Rev., Series
                              1985 B, (Bayside Village),
                              VRDN, 2.60%, 3/1/01 (LOC:
                              Bank One Arizona, N.A.)                 14,000,000
                9,100,000  San Joaquin County Transportation
                              Auth. Rev., 3.65%, 3/19/01
                              (LOC: Westdeutsche
                              Landesbank Girozentrale)                 9,100,000
                4,000,000  San Jose Financing Auth. Lease
                              Rev., Series 2001 D, (Hayes
                              Mansion), VRDN, 2.25%,
                              3/7/01 (AMBAC) (SBBPA:
                              Bank of Nova Scotia)                     4,000,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,500,000  Santa Paula Public Financing
                              Auth. Lease Rev., (Water System
                              Acquisition), VRDN, 2.20%,
                              3/7/01 (LOC: California State
                              Teacher's Retirement)                 $  2,500,000
                4,300,000  South Bay Regional Public
                              Communications Auth. Rev.,
                              Series 2001 B, (Hawthorne),
                              VRDN, 2.30%, 3/7/01 (LOC:
                              Allied Irish Banks PLC)                  4,300,000
                2,180,000  South Bay Regional Public
                              Communications Auth. Rev.,
                              Series 2001 C, (Manhattan
                              Beach), VRDN, 2.30%, 3/7/01              2,180,000
                5,000,000  Sweetwater Union High School
                              District COP, 2.60%, 3/1/01
                              (FSA) (SBBPA: First Union
                              National Bank)                           5,000,000
                1,300,000  Triunfo Sanitation District Rev.,
                              VRDN, 2.10%, 3/7/01 (LOC:
                              Banque Nationale de Paris S.A.)          1,300,000
                1,000,000  Upland Community
                              Redevelopment Agency
                              Multifamily Housing Rev., Series
                              2000 A, (Northwoods 156),
                              VRDN, 2.65%, 3/1/01 (FNMA)               1,000,000
                1,000,000  Upland Community
                              Redevelopment Agency
                              Multifamily Housing Rev., Series
                              2000 A, (Northwoods 168),
                              VRDN, 2.65%, 3/1/01 (FNMA)               1,000,000
                2,745,000  Vallejo Unified School District
                              COP, Series 1999 E, (Capital
                              Improvement Financing), VRDN,
                              2.55%, 3/1/01 (LOC:
                              Bayerische Hypo Und
                              Verinsbank)                              2,745,000
                4,000,000  West Basin Municipal Water
                              District Rev. COP, Series
                              1999 B, VRDN, 1.80%,
                              3/7/01 (LOC: Bayerische
                              Hypo Und Verinsbank)                     4,000,000
                4,100,000  Westminster COP, Series
                              1998 A, (Civic Center), VRDN,
                              2.65%, 3/1/01 (AMBAC)
                              (SBBPA: First Union National
                              Bank)                                    4,100,000
                1,900,000  Westminster Redevelopment
                              Agency Tax Allocation Rev.,
                              (Commercial Redevelopment
                              Project No. 1), VRDN, 2.65%,
                              3/1/01 (AMBAC) (SBBPA:
                              Landesbank Hessen-Thuringen
                              Girozentrale)                            1,900,000
                                                                    ------------
                                                                     576,652,718
                                                                    ------------
PUERTO RICO -- 0.9%
                5,000,000  Puerto Rico Commonwealth GO,
                              3.20%, 4/25/01                           5,000,000
                                                                    ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                               $581,652,718
                                                                    ============


See Notes to Financial Statements                www.americancentury.com      9


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

FEBRUARY 28, 2001 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 2001.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at February 28, 2001, was $143,165,538 which represented 23.9% of net assets. Restricted securities considered illiquid represent 4.3% of net assets.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.


10      1-800-345-2021                         See Notes to Financial Statements


California Municipal Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 2001

            CALIFORNIA MUNICIPAL   CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS(2)
                MONEY MARKET           AVERAGE RETURN    FUND'S RANKING
================================================================================
6 MONTHS(1)        1.63%                   1.46%               --
1 YEAR             3.41%                   3.08%           4 OUT OF 55
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            3.06%                   2.77%           6 OUT OF 49
5 YEARS            3.09%                   2.84%           6 OUT OF 45
10 YEARS           3.08%                   2.84%           6 OUT OF 33

The fund's inception date was 12/31/90.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 22-23 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                        2/28/01      8/31/00
NUMBER OF SECURITIES      55           58
WEIGHTED AVERAGE
   MATURITY             26 DAYS      54 DAYS
EXPENSE RATIO            0.50%*       0.49%

* Annualized.

Investment terms are defined in the Glossary on pages 23-24.

YIELDS AS OF FEBRUARY 28, 2001
7-DAY CURRENT YIELD              2.86%
7-DAY EFFECTIVE YIELD            2.90%
7-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET            4.38%
   37.42% TAX BRACKET            4.57%
   41.95% TAX BRACKET            4.93%
   45.22% TAX BRACKET            5.22%

Yields are for combined state and federal  income tax brackets.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                www.americancentury.com      11


California Municipal Money Market--Q&A
--------------------------------------------------------------------------------

     An interview with Todd Pardula (pictured on page 6), a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE CALIFORNIA MUNICIPAL MONEY MARKET FUND PERFORM FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001?

     The fund's performance ranked in the top 10% of the Lipper peer group. (See the previous page for more performance information.)

WHAT HAPPENED WITH INTEREST RATES?

     Interest rates continued to decline as it became increasingly apparent that the economy was slowing. However, the portfolio continued to pay shareholders more state and federal tax-free income than the average California money market fund. California Municipal Money Market's 7-day effective yield on February 28, 2001 was 2.90%, compared with the 2.34% average yield of the Lipper group.

HOW DID THE FUND PROVIDE MORE INCOME THAN ITS COMPETITORS?

     First, our expenses are lower than the average of the Lipper group. Other things being equal, lower expenses mean more income for our shareholders, some of which may be subject to the alternative minimum tax.

     Second, we bought some relatively high-yielding notes in the summer of 2000 when yields were at their peak. That decision locked in higher yields for our shareholders that carried over into this period of time. After that, attractively priced commercial paper and notes were scarce, especially paper subject to the alternative minimum tax (AMT). Generally, the supply of AMT commercial paper and notes is significantly less than that of AMT-exempt commercial paper.

     Throughout the rest of the period, we shifted most of the proceeds from maturing securities to short-term floaters. We thought floaters had more attractive yields relative to commercial paper and notes considering supply and demand, and the Federal Reserve's interest rate policy.

HOW DID YOU POSITION THE FUND IN RESPONSE TO THE CALIFORNIA POWER CRISIS?

     Our credit research team astutely advised us to avoid the California utilities and sell economically sensitive securities. Overall, those conservative moves boosted the portfolio's credit quality, and slightly lowered its yield. However, we believed sacrificing a little bit of yield for peace of mind was a very worthwhile trade. (For more on California's economy, see page 4.)

WHAT IS YOUR OUTLOOK FOR THE FUND?

     We think that during the latter part of April, California money market yields will be attractive relative to taxable yields. California yields should rise significantly as demand for money market securities decreases and supply increases. Supply should increase when the state issues bonds to finance power purchases, while demand should fall in April as investors use money market funds to pay their taxes. We'll work hard to capture those higher yields for our shareholders while maintaining our high standards for credit quality.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
              % OF FUND INVESTMENTS
               AS OF        AS OF
              2/28/01      8/31/00
A-1+            70%          71%
A-1             30%          27%
A-2             --            2%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 22 for more information.

[pie charts - data below]

PORTFOLIO COMPOSITION
BY MATURITY
                      AS OF FEBRUARY 28, 2001
1-30 DAYS                        77%
31-90 DAYS                       10%
91-180 DAYS                      13%

                       AS OF AUGUST 31, 2000
1-30 DAYS                        80%
31-90 DAYS                        3%
91-180 DAYS                       6%
MORE THAN 181 DAYS               11%

Investment terms are defined in the Glossary on pages 23-24.


12      1-800-345-2021


California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%
CALIFORNIA -- 98.3%
             $  1,030,000  Alameda County Industrial
                              Development Auth. Rev.,
                              (Design Workshops), VRDN,
                              3.05%, 3/1/01 (LOC: Wells
                              Fargo Bank, N.A.)                     $  1,030,000
                1,400,000  Alameda County Industrial
                              Development Auth. Rev., Series
                              1994 A, (Scientific Technology),
                              VRDN, 2.45%, 3/7/01 (LOC:
                              Banque Nationale de Paris S.A.)          1,400,000
                1,895,000  Alameda County Industrial
                              Development Auth. Rev., Series
                              1997 A, (Tool Family
                              Partnership), VRDN, 2.45%,
                              3/1/01                                   1,895,000
                2,500,000  Alameda County Industrial
                              Development Auth. Rev., Series
                              1999 A, (West Coast Pack
                              LLC), VRDN, 2.45%, 3/1/01
                              (LOC: LaSalle National Bank)             2,500,000
                2,000,000  Alameda County Industrial
                              Development Auth. Rev., Series
                              2000 A, (United Manufacturing
                              Project), VRDN, 2.40%, 3/7/01
                              (LOC: Wells Fargo Bank N.A.)             2,000,000
                1,500,000  Alameda County, Series 1998 A,
                              (Berkeleyan), VRDN, 2.45%,
                              3/1/01                                   1,500,000
                3,200,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations
                              Multifamily Rev., Series 1997 A,
                              (Mountain View Apartments),
                              VRDN, 2.95%, 3/1/01 (LOC:
                              Comerica Bank, N.A.)                     3,200,000
                2,555,000  California Housing Finance
                              Agency Rev., Series 2000 I,
                              (Home Mortgage), 4.05%,
                              6/1/01 (LOC: AIG Matched
                              Funding Corp)                            2,555,000
                2,000,000  California Infrastructure &
                              Economic Development Bank
                              Empowerment Rev., Series
                              2000 A, (Gold Coast Baking
                              Co.), VRDN, 2.80%, 3/7/01
                              (LOC: Comerica Bank-CA)                  2,000,000
                1,000,000  California Infrastructure &
                              Economic Development Bank
                              Industrial Development Rev.,
                              Series 2000 A, (Adams Rite
                              Manufacturing Co.), VRDN,
                              2.40%, 3/7/01 (LOC: Mellon
                              1st Business Bank)                       1,000,000
                3,000,000  California Infrastructure &
                              Economic Development Bank
                              Industrial Development Rev.,
                              Series 2000 A, (Bonny Doon
                              Winery Inc.), VRDN, 3.00%,
                              3/1/01 (LOC: Comerica
                              Bank-CA)                                 3,000,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,950,000  California Infrastructure &
                              Economic Development Bank
                              Industrial Development Rev.,
                              Series 2000 A, (Standard
                              Abrasive Manufacturing), VRDN,
                              2.40%, 3/7/01 (LOC: Mellon
                              1st Business Bank)                    $  1,950,000
                1,980,000  California Infrastructure &
                              Economic Development Bank
                              Industrial Development Rev.,
                              Series 2000 A, (West Star
                              Industries), VRDN, 2.45%,
                              3/7/01 (LOC: U.S. Bank N.A.)             1,980,000
                2,040,000  California Infrastructure &
                              Economic Development Bank
                              Industrial Development Rev.,
                              (Cunico Corp.), VRDN, 2.45%,
                              3/7/01 (LOC: Comerica
                              Bank-CA)                                 2,040,000
                1,000,000  California Infrastructure &
                              Economic Development Bank
                              Industrial Development Rev.,
                              (Roller Bearing Co. America),
                              VRDN, 3.00%, 3/7/01 (LOC:
                              First Union National Bank)               1,000,000
                2,362,050  California Infrastructure &
                              Economic Development Bank
                              Industrial Development Rev.,
                              Series 1999 A, VRDN, 3.00%,
                              3/1/01 (LOC: Comerica
                              Bank-CA)                                 2,362,050
                2,450,000  California Infrastructure &
                              Economic Industrial
                              Development Rev., Series
                              1999 A, VRDN, 3.00%,
                              3/1/01 (LOC: Wells Fargo
                              Bank, N.A.)                              2,450,000
                1,885,000  California Infrastructure &
                              Economic Industrial
                              Development Rev., Series
                              2000 A, (Chaparral Property),
                              VRDN, 3.00%, 3/1/01                      1,885,000
                3,750,000  California Infrastructure &
                              Economic Development Bank
                              Industrial Development Rev.,
                              Series 2000 A, (International
                              Raisins Inc.), VRDN, 3.00%,
                              3/1/01                                   3,750,000
               10,000,000  California Pollution Control
                              Financing Auth. Solid Waste
                              Disposal Rev., Series 1994 A,
                              (Western Waste Industries),
                              VRDN, 2.85%, 3/1/01 (LOC:
                              Union Bank of California, N.A.)         10,000,000
                1,200,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1987 A, (Resource Recovery-
                              Wadham Energy LP), VRDN,
                              2.50%, 3/7/01 (LOC: Danske
                              Bank A/S)                                1,200,000
               10,000,000  California School Cash Reserve
                              Program Auth. Rev., Series
                              2000 A, 5.25%, 7/3/01
                              (AMBAC)                                 10,031,900


See Notes to Financial Statements               www.americancentury.com      13


California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,800,000  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Applied Aerospace), VRDN,
                              2.40%, 3/7/01 (LOC:
                              American National Bank and
                              Trust Company of Chicago)             $  2,800,000
                2,340,000  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Scientific Specialties), VRDN,
                              2.40%, 3/7/01 (LOC: Bank of
                              America N.A.)                            2,340,000
                3,040,000  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Vortech Engineering Inc.),
                              VRDN, 2.45%, 3/7/01 (LOC:
                              Bank of Hawaii)                          3,040,000
                1,368,364  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Wesflex Pipe Manufacturing),
                              VRDN, 2.95%, 3/1/01 (LOC:
                              Wells Fargo Bank, N.A.)                  1,368,364
                3,500,000  California Statewide Communities
                              Development Auth. Lease Rev.,
                              VRDN, 3.37%, 3/1/01 (LOC:
                              Merrill Lynch & Co., Inc.)
                              (Acquired 2/17/00, Cost
                              $3,500,000)(1)                           3,500,000
                1,200,000  California Statewide Communities
                              Development Auth. Multifamily
                              Rev., Series 1997 G, (Sunrise
                              of Moraga), VRDN, 2.80%,
                              3/1/01 (LOC: Commerzbank
                              A.G.)                                    1,200,000
                1,500,000  California Statewide Communities
                              Development Corp. Rev., (South
                              Bay Circle), VRDN, 3.20%,
                              3/7/01 (LOC: California State
                              Teacher's Retirement)                    1,500,000
                1,675,000  California Statewide Communities
                              Development Corp. Rev., Series
                              1994 B, (American River),
                              VRDN, 3.20%, 3/7/01 (LOC:
                              California State Teacher's
                              Retirement)                              1,675,000
                2,520,000  California Statewide Communities
                              Development Corp. Rev., Series
                              1998 B, (Lesaint L.P.), VRDN,
                              3.20%, 3/7/01 (LOC: PNC
                              Bank Ohio N.A.)                          2,520,000
                1,275,000  California Statewide Communities
                              Industrial Development Corp.
                              Rev., Series 1994 A, (DV
                              Industries), VRDN, 3.20%,
                              3/7/01 (LOC: California State
                              Teacher's Retirement)                    1,275,000
                  685,000  California Statewide Communities
                              Industrial Development Corp.
                              Rev., Series 1994 B,
                              (J. Michelle), VRDN, 3.20%,
                              3/7/01 (LOC: California State
                              Teacher's Retirement)                      685,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $    510,000  California Statewide Communities
                              Industrial Development Corp.
                              Rev., Series 1995 A, (Staub
                              Metals Corp.), VRDN, 3.20%,
                              3/7/01 (LOC: California State
                              Teacher's Retirement)                 $    510,000
                1,350,000  California Statewide Communities
                              Industrial Development Corp.
                              Rev., Series 1995 E, (Johanson),
                              VRDN, 3.20%, 3/7/01 (LOC:
                              California State Teacher's
                              Retirement)                              1,350,000
                1,150,000  Concord Multifamily Housing
                              Rev., (California Hills Apt
                              Project-A), VRDN, 1.95%,
                              3/7/01                                   1,150,000
                4,000,000  Contra Costa County, Series
                              2000 A, (Camara Circle
                              Apartments), VRDN, 2.80%,
                              3/1/01                                   4,000,000
                3,000,000  East Bay Municipal Utility District
                              Rev., 3.95%, 4/10/01                     3,000,000
                6,000,000  Fremont Union High School
                              District Santa Clara County GO,
                              4.75%, 7/5/01                            6,011,133
               17,468,885  Koch Certificates Trust Rev.,
                              Series 1999-2, VRDN, 3.47%,
                              3/1/01 (AMBAC) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 2/11/00-11/16/00,
                              Cost $17,468,885)(1)                    17,468,885
                3,000,000  La Verne Industrial Development
                              Auth. Rev., Series 1998 A,
                              VRDN, 3.00%, 3/1/01(LOC:
                              Fleet Bank, N.A.) (Acquired
                              12/21/98, Cost $3,000,000)(1)            3,000,000
                1,800,000  Lassen Municipal Utility District
                              Rev., Series 1996 A, VRDN,
                              3.00%, 3/1/01 (FSA) (SBBPA:
                              Credit Local de France)                  1,800,000
                4,000,000  Los Angeles County GO, Series
                              2000 A, 5.00%, 6/29/01                   4,010,730
               15,000,000  Newman Capital Trust COP,
                              VRDN, 3.47%, 3/1/01
                              (Acquired 12/20/00-
                              12/26/00, Cost $15,000,000)(1)          15,000,000
                3,200,000  Ontario Redevelopment Agency
                              Industrial Development Rev.,
                              (Safariland), VRDN, 3.25%,
                              3/7/01                                   3,200,000
                2,000,000  Orange County Transportation
                              Auth. Rev., 4.00%, 4/10/01               2,000,000
                2,400,000  Pinole Redevelopment Agency
                              Rev., Series 1998 A, (East Bluff
                              Apartments), VRDN, 2.95%,
                              3/1/01 (LOC: Comerica
                              Bank-CA)                                 2,400,000
                1,300,000  Sacramento County Housing
                              Auth. Rev., Issue 1992 A,
                              (Shadowood Apartments),
                              VRDN, 2.05%, 3/7/01 (LOC:
                              General Electric Capital Corp.)          1,300,000


14      1-800-345-2021                         See Notes to Financial Statements


California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,500,000  Sacramento County Special
                              Facilities Airport Rev., (Cessna
                              Aircraft Co.), VRDN, 2.80%,
                              3/1/01 (LOC: Bank of
                              America N.A.)                         $  2,500,000
                7,500,000  San Bernardino County Housing
                              Auth. Multifamily Housing Rev.,
                              6.25%, 5/1/01 (LOC: Toronto
                              Dominion Bank) (Acquired
                              4/26/00, Cost $7,656,375)(1)             7,526,135
                1,370,000  San Bernardino County Industrial
                              Development Auth. Rev.,
                              (Master Halco Inc.), VRDN,
                              3.25%, 3/6/01 (LOC:
                              California State Teacher's
                              Retirement)                              1,370,000
                1,090,000  San Bernardino County Industrial
                              Development Auth. Rev., VRDN,
                              3.20%, 3/7/01                            1,090,000
                3,000,000  San Jose Multifamily Housing
                              Rev., Series 1998 A, (Carlton
                              Plaza), VRDN, 3.15%, 3/1/01
                              (LOC: Commerzbank A.G.)                  3,000,000
                2,865,000  San Marcos Industrial
                              Development Auth. Rev.,
                              (Sunclipse Inc.), VRDN, 2.50%,
                              3/7/01 (LOC: Bank of
                              America N.A.) (Acquired
                              2/20/01, Cost $2,865,000)(1)             2,865,000
                                                                    ------------
                                                                     167,184,197
                                                                    ------------
PUERTO RICO -- 1.7%
                2,876,000  Puerto Rico Commonwealth GO,
                              3.20%, 4/25/01                           2,876,000
                                                                    ------------

TOTAL INVESTMENT SECURITIES -- 100.0%                               $170,060,197
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 2001.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at February 28, 2001, was $49,360,020 which represented 27.9% of net assets. Restricted securities considered illiquid represent 4.3% of net assets.


See Notes to Financial Statements               www.americancentury.com      15


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                   TAX-FREE         MUNICIPAL
FEBRUARY 28, 2001 (UNAUDITED)                    MONEY MARKET      MONEY MARKET

ASSETS
Investment securities, at value
  (amortized cost and cost for
   federal income tax purposes) ............    $ 581,652,718     $ 170,060,197
Receivable for investments sold ............       15,000,000        10,500,000
Interest receivable ........................        6,029,653         1,353,655
Prepaid portfolio insurance ................           61,572            17,675
                                                -------------     -------------
                                                  602,743,943       181,931,527
                                                -------------     -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ...................        4,361,558         5,044,568
Accrued management fees (Note 2) ...........          222,998            67,145
Payable for trustees' fees and expenses ....            1,651               497
                                                -------------     -------------
                                                    4,586,207         5,112,210
                                                -------------     -------------

Net Assets .................................    $ 598,157,736     $ 176,819,317
                                                =============     =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ....................      598,170,380       176,855,850
                                                =============     =============
Net Asset Value Per Share ..................    $        1.00     $        1.00
                                                =============     =============

NET ASSETS CONSIST OF:
Capital paid in ............................    $ 598,170,380     $ 176,855,850
Undistributed net investment income ........          275,802           122,436
Accumulated net realized loss
  on investment transactions ...............         (288,446)         (158,969)
                                                -------------     -------------
                                                $ 598,157,736     $ 176,819,317
                                                =============     =============


16      1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

                                                    TAX-FREE         MUNICIPAL
                                                  MONEY MARKET      MONEY MARKET
INVESTMENT INCOME
Income:
Interest ....................................     $ 11,483,222      $  3,410,834
                                                  ------------      ------------

Expenses (Note 2):
Management fees .............................        1,538,124           445,065
Trustees' fees and expenses .................           10,702             1,623
Portfolio insurance and other expenses ......            5,116             1,468
                                                  ------------      ------------
                                                     1,553,942           448,156
                                                  ------------      ------------

Net investment income .......................        9,929,280         2,962,678
                                                  ------------      ------------

Net realized loss on investments ............           (9,639)             --
                                                  ------------      ------------

Net Increase in Net Assets
  Resulting from Operations .................     $  9,919,641      $  2,962,678
                                                  ============      ============


See Notes to Financial Statements               www.americancentury.com      17


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED) AND YEAR ENDED AUGUST 31, 2000

                                         TAX-FREE MONEY MARKET              MUNICIPAL MONEY MARKET
Increase (Decrease)
  in Net Assets                         2001               2000             2001              2000

OPERATIONS
Net investment income ..........    $   9,929,280     $  18,356,715     $   2,962,678     $   6,085,710
Net realized gain (loss)
  on investments ...............           (9,639)           32,827              --                  92
                                    -------------     -------------     -------------     -------------
Net increase in net assets
  resulting from operations ....        9,919,641        18,389,542         2,962,678         6,085,802
                                    -------------     -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....       (9,929,280)      (18,381,329)       (2,962,678)       (6,085,710)
                                    -------------     -------------     -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......      384,381,069       826,843,685        61,642,957       191,753,071
Proceeds from reinvestment
  of distributions .............        6,972,226        13,551,919         2,779,327         5,413,729
Payments for shares redeemed ...     (433,662,046)     (758,102,192)      (66,131,397)     (198,623,041)
                                    -------------     -------------     -------------     -------------
Net increase (decrease) in
  net assets from capital
  share transactions ...........      (42,308,751)       82,293,412        (1,709,113)       (1,456,241)
                                    -------------     -------------     -------------     -------------

Net increase (decrease)
  in net assets ................      (42,318,390)       82,301,625        (1,709,113)       (1,456,149)

NET ASSETS
Beginning of period ............      640,476,126       558,174,501       178,528,430       179,984,579
                                    -------------     -------------     -------------     -------------
End of period ..................    $ 598,157,736     $ 640,476,126     $ 176,819,317     $ 178,528,430
                                    =============     =============     =============     =============

Undistributed net
  investment income ............    $     275,802     $     275,802     $     122,436     $     122,436
                                    =============     =============     =============     =============

TRANSACTIONS IN
SHARES OF THE FUNDS
Sold ...........................      384,381,069       826,843,685        61,642,957       191,753,071
Issued in reinvestment
  of distributions .............        6,972,226        13,551,919         2,779,327         5,413,729
Redeemed .......................     (433,662,046)     (758,102,192)      (66,131,397)     (198,623,041)
                                    -------------     -------------     -------------     -------------
Net increase (decrease) ........      (42,308,751)       82,293,412        (1,709,113)       (1,456,241)
                                    =============     =============     =============     =============


18      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

FEBRUARY 28, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. California Tax-Free Money Market Fund (Tax-Free Money Market) and California Municipal Money Market Fund (Municipal Money Market) (the funds) are two of the seven funds issued by the trust. Tax-Free Money Market is diversified and Municipal Money Market is non-diversified under the 1940 Act. The funds seek income that is exempt from federal and California income taxes. Tax-Free Money Market and Municipal Money Market seek to obtain as high a level of interest income as is consistent with prudent investment management and conservation of shareholders' capital. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and credited daily and distributed monthly. The funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At August 31, 2000, accumulated net realized capital loss carryovers for Tax-Free Money Market of $278,807 (expiring in 2004 through 2008) and for Municipal Money Market of $158,356 (expiring in 2003 through 2006) may be used to offset future taxable gains.

    Municipal Money Market has elected to treat $609 of net capital losses incurred in the ten month period ended August 31, 2000 as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended February 28, 2001, the effective annual management fee for each of the funds was 0.49%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.


                                                 www.americancentury.com      19


California Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                      2001(1)          2000          1999         1998           1997          1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ........... $      1.00      $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                  -----------      -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income .........        0.02             0.03          0.03          0.03          0.03          0.03
                                  -----------      -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ....       (0.02)           (0.03)        (0.03)        (0.03)        (0.03)        (0.03)
                                  -----------      -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period .. $      1.00      $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                  ===========      ===========   ===========   ===========   ===========   ===========
  Total Return(2) ...............        1.57%            3.11%         2.62%         3.12%         3.17%         3.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........        0.50%(3)         0.49%         0.50%         0.50%         0.49%         0.49%
Ratio of Net Investment Income
  to Average Net Assets .........        3.15%(3)         3.07%         2.59%         3.07%         3.10%         3.12%
Net Assets, End of Period
  (in thousands) ................ $   598,158      $   640,476   $   558,175   $   455,994   $   417,784   $   425,846

(1)  Six months ended February 28, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


20      1-800-345-202                         See Notes to Financial Statements


California Municipal Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                     2001(1)     2000       1999        1998       1997        1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............. $1.00       $1.00      $1.00       $1.00      $1.00       $1.00
                                    --------   --------   ---------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income ............  0.02       0.03       0.03        0.03       0.03        0.03
                                    --------   --------   ---------   --------   ---------   --------
Distributions
  From Net Investment Income ....... (0.02)     (0.03)     (0.03)      (0.03)     (0.03)      (0.03)
                                    --------   --------   ---------   --------   ---------   --------
Net Asset Value, End of Period ..... $1.00       $1.00      $1.00       $1.00      $1.00       $1.00
                                    ========   ========   =========   ========   =========   ========
  Total Return(2) ..................  1.63%      3.19%      2.76%       3.20%      3.15%       3.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............0.50%(3)     0.49%      0.50%       0.50%      0.52%       0.53%
Ratio of Net Investment Income
  to Average Net Assets ............3.26%(3)     3.13%      2.73%       3.16%      3.10%       3.20%
Net Assets, End of Period
  (in thousands) ...................$176,819   $178,528   $179,985    $172,592   $170,477    $196,520

(1) Six months ended February 28, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


See Notes to Financial Statements               www.americancentury.com      21


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA TAX-FREE MONEY MARKET and CALIFORNIA MUNICIPAL MONEY MARKET seek to provide interest income exempt from both federal and California state income taxes while maintaining a stable share price. The funds invest in high-quality California municipal money market securities.

     An investment in these funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS category invest in high-quality California municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating.

     A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

     It's important to note that credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Manager
      TODD PARDULA


22      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 20-21.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* 7-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's 7-Day Current Yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER -- instruments with income subject to the federal alternative minimum tax.

* MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES -- municipal securities with maturities of two years or less.

* PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE NOTES -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


                                                www.americancentury.com      23


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0401                                  American Century Investment Services, Inc.
SH-SAN-24834                       (c)2001 American Century Services Corporation

[front cover]


February 28, 2001

AMERICAN CENTURY
Semiannual Report

California High-Yield Municipal
California Insured Tax-Free


                                 [american century logo and text logo (reg.sm)]


[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or events that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

   American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

CALIFORNIA HIGH-YIELD MUNICIPAL
(BCHYX)
---------------------------------------

CALIFORNIA INSURED TAX-FREE
(BCINX)
---------------------------------------


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Times have certainly changed since we last wrote to you about six months ago. Back in the third quarter of 2000, California was still riding the crest of the technology wave and reveling in a period of fiscal prosperity. The economy was booming, tax revenues were soaring, the state budget was balanced, and to top it all off, California's credit rating had just been increased.

     However, storm clouds were already appearing on the horizon. The technology-oriented Nasdaq Composite stock index had dropped almost 30% from its March 10, 2000, high. Energy prices were skyrocketing, power shortages were cropping up, and U.S. economic growth was clearly slowing. Fortunately, the clouds had a silver lining--stock market weakness and the slowing economy provided a favorable backdrop for U.S. bonds, and municipal bonds were swept up in the rally.

     The bond rally continued through the period covered by this report, the six months ended February 28, 2001. The California High-Yield Municipal and California Insured Tax-Free funds each provided total returns that were better than historical averages for six-month periods (see pages 5 and 13).

     Other challenges, however, surfaced for California investors and residents. The weakening U.S. and global economies, the Nasdaq's continued decline (as technology companies struggled), and California's power crisis, combined to raise near-term financial questions about the state's bond issuers.

     Answers to those questions are still being determined as events unfold, but through the efforts of our municipal credit research team, we limited our exposure to debt issued by California's troubled utilities. The team is closely monitoring California's economic and financial situation, paying particular attention to issuers and holdings in the high-yield municipal market. American Century's municipal investment team reviews the California economy, fund performance, and fund strategy in more detail beginning on page 3.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
   Municipal Credit Review ..................................................  4
CALIFORNIA HIGH-YIELD MUNICIPAL
   Performance Information ..................................................  5
   Management Q&A ...........................................................  6
   Yields ...................................................................  6
   Portfolio at a Glance ....................................................  6
   Top Five Sectors .........................................................  7
   Schedule of Investments ..................................................  8
CALIFORNIA INSURED TAX-FREE
   Performance Information .................................................. 13
   Management Q&A ........................................................... 14
   Yields ................................................................... 14
   Portfolio at a Glance .................................................... 14
   Top Five Sectors ......................................................... 15
   Schedule of Investments .................................................. 16
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ........................................................... 19
   Statement of Operations .................................................. 20
   Statement of Changes
      in Net Assets ......................................................... 21
   Notes to Financial
      Statements ............................................................ 22
   Financial Highlights ..................................................... 24
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ....................................................... 26
      Comparative Indices ................................................... 26
      Lipper Rankings ....................................................... 26
      Investment Team
         Leaders ............................................................ 26
      Credit Rating
         Guidelines ......................................................... 26
   Glossary ................................................................. 27


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Weakening economic conditions, falling interest rates, and stock market losses boosted municipal bond prices. Total returns were higher than the historical average.

* The municipal bond rally was particularly strong in the fourth quarter of 2000, then tapered off in the first two months of 2001.

* Bond supply and demand conditions were favorable at the beginning of the period, less so at the end.

*   Investment-grade bonds outperformed high-yield bonds.

CREDIT REVIEW

* Although California began facing significant challenges, credit quality for most of the state remained quite strong during the period.

* In recognition of its huge and diversified economy and the state government's fiscal prudence last year, California received a credit rating upgrade in September 2000.

* Despite increasing concerns about a national recession, California's economic growth remained positive during the period.

* Soaring energy costs, power shortages, the Nasdaq's plunge, and the prospect of lower tax revenues presented challenges for the state. S&P placed California's GO debt ratings on negative "CreditWatch."

* We have a talented, experienced, and dedicated municipal credit research team that's monitoring California's economic and financial situation closely.

CALIFORNIA HIGH-YIELD MUNICIPAL

* High-yield municipal funds generally underperformed investment-grade muni funds during this period, which is the main reason the fund trailed the average of its mostly investment-grade peer group (see page 5).

* Factors that helped the fund were its relatively low expenses, its relatively high yield, and its low exposure to high-yield sectors that underperformed.

* Another favorable factor was the portfolio's increased holdings of insured bonds, which added more credit quality and interest rate sensitivity.

* The slowing economy and the California power crisis gave us all the more reason to stick to our time-tested investment approach, emphasizing credit analysis, surveillance, and long-term value-added strategies.

CALIFORNIA INSURED TAX-FREE

* The portfolio performed well, producing better returns and more state and federal tax-free income than the average of the funds in its Lipper group (see page 13).

* A key reason behind the fund's outperformance was our emphasis on "call" protection--we worked to prevent the portfolio's bonds from being redeemed early as interest rates fell.

*   The portfolio's coupon structure also boosted its relative performance.

* California insured bonds performed well because they had better-than-average interest rate sensitivity (compared with noninsured bonds) and their high credit quality made them increasingly attractive.

* We believe the portfolio is well positioned for a slowing economy, falling interest rates, and possible consequences of the California power crisis.

[left margin]

         CALIFORNIA HIGH-YIELD MUNICIPAL
                      (BCHYX)
    TOTAL RETURNS:                AS OF 2/28/01
       6 Months                           4.27%*
       1 Year                            13.40%
    30-DAY SEC YIELD:                     4.99%
    INCEPTION DATE:                    12/30/86
    NET ASSETS:                  $330.3 million

            CALIFORNIA INSURED TAX-FREE
                      (BCINX)
    TOTAL RETURNS:                AS OF 2/28/01
       6 Months                           5.42%*
       1 Year                            13.86%
    30-DAY SEC YIELD:                     4.03%
    INCEPTION DATE:                    12/30/86
    NET ASSETS:                  $207.6 million

* Not annualized.

See Total Returns on pages 5 and 13.
Investment terms are defined in the Glossary on pages 27-28.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

MUNICIPAL BONDS RALLIED

     Weakening economic conditions, falling interest rates, and stock market losses boosted municipal bond prices during the six months ended February 28, 2001. As a result, municipal bonds produced better total returns than the historical average (see the index returns table at right).

     During the final four months of 2000, mounting optimism that the Federal Reserve would cut interest rates in early 2001 sent muni yields lower and prices higher. The Fed delivered on market expectations in January, cutting interest rates a full percent in two moves, although it declined to follow through with more cuts in February.

     Disappointment over the lack of further rate cuts, concerns that President Bush's proposed tax cuts might mute demand for tax-sheltered investments, and a growing supply of munis as issuers refinanced caused the rally to lose momentum in February.

SUPPLY AND DEMAND BECAME  LESS FAVORABLE

     The municipal bond rally was aided initially by favorable supply and demand factors. On the supply side, strong economic conditions over the past several years bolstered the financial stability of many municipal issuers, reducing their borrowing needs.

     Demand, meanwhile, increased as investors sought a comparatively safe haven from the wobbly stock market and tried to lock in some relatively high tax-equivalent yields.

     Although demand remained pretty firm in January and February, supply increased as issuers increasingly sought to lock in lower rates by issuing new debt and refinancing older bonds.

HIGH-QUALITY TRUMPED HIGH-YIELD

     Lower-rated (BB and below) and unrated bonds--which make up the high-yield municipal bond sector--lagged investment-grade muni bonds (those rated BBB or higher).

     One reason was that high-yield bonds aren't as interest rate sensitive as higher-rated bonds--the interest income of higher-yield bonds cushions the impact of changing rates. That's an advantage when rates are climbing (and prices are falling) but a disadvantage when rates are falling (and prices are climbing), as they were recently.

     Another source of high-yield sector underperformance relative to the investment-grade sector was the well-documented trouble experienced by two types of high-yield bond issuers. Municipal bonds issued by companies performed poorly as corporate profitability weakened, and health care-related bonds languished as financial problems related to reimbursements, cost-cutting, and competition lingered.

[right margin]

"WEAKENING ECONOMIC CONDITIONS, FALLING INTEREST RATES, AND STOCK MARKET LOSSES BOOSTED MUNICIPAL BOND PRICES."

MUNICIPAL BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001
   LEHMAN THREE-YEAR
      MUNICIPAL INDEX           4.07%
   LEHMAN FIVE-YEAR GENERAL
      OBLIGATION INDEX          4.58%
   LEHMAN LONG-TERM
      MUNICIPAL INDEX           6.23%

Source: Lipper Inc., Russell/Mellon Analytical

[line graph - data below]

FALLING & STEEPENING MUNICIPAL YIELD CURVE

YEARS TO
MATURITY       8/31/00       2/28/01
1               4.28%         3.35%
2               4.35%         3.50%
3               4.39%         3.62%
4               4.43%         3.72%
5               4.47%         3.82%
6               4.52%         3.92%
7               4.56%         4.01%
8               4.62%         4.13%
9               4.68%         4.24%
10              4.74%         4.35%
11              4.82%         4.45%
12              4.90%         4.55%
13              4.98%         4.64%
14              5.07%         4.73%
15              5.15%         4.82%
16              5.20%         4.86%
17              5.25%         4.90%
18              5.30%         4.94%
19              5.35%         4.98%
20              5.40%         5.02%
21              5.41%         5.03%
22              5.42%         5.04%
23              5.43%         5.05%
24              5.44%         5.06%
25              5.44%         5.07%
26              5.45%         5.07%
27              5.45%         5.07%
28              5.46%         5.08%
29              5.46%         5.08%
30              5.47%         5.08%

Source: Bloomberg Financial Markets


                                                 www.americancentury.com      3


California Municipal Credit Review
--------------------------------------------------------------------------------

SIZE, DIVERSITY, AND FISCAL PRUDENCE MATTERED

     Although California began facing significant challenges, credit quality for most of the state remained quite strong during the six months ended February 28, 2001.

     In recognition of its huge and diversified economy and the state's fiscal prudence last year, California received a credit rating upgrade (to Standard & Poor's AA) in September 2000. By year end, despite the downturn in the technology sector and the growing power crisis, the state still had a large budget surplus. Surging tax revenues--including capital gains taxes--helped boost the surplus.

     California's economic growth remained positive during the period. Much of the state's persistent strength stemmed from its economic diversity. Rising international exports and gains in agriculture, defense, and entertainment helped offset the dot-com shakeout.

CHALLENGES FOR THE NEW MILLENIUM

     However, soaring energy costs, power shortages, the Nasdaq's plunge, and the prospect of lower tax revenues presented challenges for the state. If California couldn't find a way to pay for power, other than tapping into its general fund, the state's budget surplus could evaporate. Reflecting this risk, S&P placed California's general obligation (GO) and general fund appropriation-backed debt ratings on negative "CreditWatch," pending the resolution of the power crisis in a way that won't drain the state's coffers.

     Despite new long-term power contracts, proposed rate hikes, and the planned issuance of $10 billion or more in electric revenue bonds to finance the state's power purchases, California remained on CreditWatch, and is likely to remain so until the threat to the budget surplus no longer exists. As a result, many California municipal bonds have been forced to trade at higher yields that reflect an implicit single-A credit rating.

WHAT'S AHEAD

     Much has happened in both the California and the national economies in a very short time and it's impossible to say exactly how it will play out. What we can say with assurance is that we have a talented, experienced, and dedicated municipal credit research team that's monitoring California's economic and financial situation closely. We also believe our California investment portfolios are well positioned, with minimal exposure to uninsured state GO debt and increased insured holdings.

     California's recent experiences provided excellent reminders that investing in municipal securities through mutual funds presents clear advantages--including diversification, professional credit analysis, and liquidity. This is a tricky time for individual investors to be evaluating the financial strength of municipal bonds, and diversification becomes very important as sudden economic and financial developments affect the markets.

[left margin]

"WE HAVE A TALENTED, EXPERIENCED, AND DEDICATED MUNICIPAL CREDIT RESEARCH TEAM THAT'S MONITORING CALIFORNIA'S ECONOMIC AND FINANCIAL SITUATION CLOSELY."

MUNICIPAL CREDIT  RESEARCH TEAM
   Manager
      STEVEN PERMUT
   Municipal Credit Analysts
      DAVID MOORE
      BILL MCCLINTOCK
      TIM BENHAM
      BRAD BODE

"THIS IS A TRICKY TIME FOR INDIVIDUAL INVESTORS TO BE EVALUATING THE FINANCIAL STRENGTH OF MUNICIPAL BONDS."


4      1-800-345-2021


California High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 2001

                CALIFORNIA                           CALIFORNIA MUNICIPAL
                HIGH-YIELD   LEHMAN LONG-TERM           DEBT FUNDS(2)
                 MUNICIPAL   MUNICIPAL INDEX   AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)        4.27%          6.23%             4.35%            --
1 YEAR            13.40%         16.39%            12.72%       37 OUT OF 114
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            5.10%          5.11%             4.14%        8 OUT OF 99
5 YEARS            6.56%          6.56%             5.27%        1 OUT OF 83
10 YEARS           7.49%          7.96%             6.67%        3 OUT OF 40

The fund's inception date was 12/30/86.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 26-27 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 2/28/01
Lehman Long-Term Municipal Index          $21,502
California High-Yield Municipal           $20,599

              California High-Yield   Lehman Long-Term
                   Municipal          Municipal Index
DATE                 VALUE                 VALUE
2/28/1991           $10,000               $10,000
2/29/1992           $10,950               $11,138
2/28/1993           $12,347               $12,954
2/28/1994           $13,340               $13,768
2/28/1995           $13,380               $13,900
2/29/1996           $14,987               $15,646
2/28/1997           $16,031               $16,612
2/28/1998           $17,734               $18,516
2/28/1999           $18,903               $19,702
2/29/2000           $18,158               $18,474
2/28/2001           $20,599               $21,502

$10,000 investment made 2/28/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California High-Yield Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED FEBRUARY 28)

             California High-Yield    Lehman Long-Term
                   Municipal          Municipal Index
DATE                RETURN                RETURN
2/29/1992            9.50%                11.37%
2/28/1993           12.76%                16.33%
2/28/1994            8.04%                 6.27%
2/28/1995            0.30%                 0.96%
2/29/1996           12.01%                12.56%
2/28/1997            6.97%                 6.18%
2/28/1998           10.62%                11.47%
2/28/1999            6.59%                 6.40%
2/29/2000           -3.94%                -6.23%
2/28/2001           13.40%                16.39%


                                                 www.americancentury.com      5


California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Steven Permut]

     An interview with Steven Permut, a portfolio manager on the California High-Yield Municipal fund investment team.

HOW DID CALIFORNIA HIGH-YIELD MUNICIPAL PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 2001?

     The fund returned 4.27%, compared with the 4.35% average return of 119 "California Municipal Debt Funds" tracked by Lipper Inc. This Lipper category includes both investment-grade and high-yield muni funds, though the majority of the funds are investment grade. This means that the fund typically trails the category during bond rallies (when interest rates fall) and outperforms when interest rates rise.

     California High-Yield Municipal's longer-term returns remained favorable. For the one-, three-, and five-year periods ended February 28, 2001, the fund ranked in the top third of its peer group (see the previous page for more performance comparisons).

WHY DO HIGH-YIELD MUNICIPAL FUNDS TYPICALLY UNDERPERFORM INVESTMENT-GRADE FUNDS WHEN BONDS RALLY?

     High-yield bonds have less interest-rate sensitivity (shorter durations) than investment-grade bonds because of their high coupons. The higher yield cushions the impact of price changes and also effectively shortens the amount of time needed for high-yield bondholders to recoup their investment. But less sensitivity to rate changes detracts from performance when bonds rally.

WHAT WERE SOME FACTORS THAT HELPED THE FUND'S RELATIVE PERFORMANCE?

     First, credit spreads (the yield difference between high-yield muni bonds with more credit risk and lower-yielding investment-grade muni bonds with less credit risk) remained wide due to the continuing underperformance of corporate and health care high-yield bond issuers (see the Market Perspective on page 3).

     That helped the fund because spreads were widest in sectors we either didn't own or had relatively little exposure to. Thanks to the thorough analysis of American Century's municipal credit team, the fund did not own any uninsured corporate municipal bonds and held relatively few municipal health care bonds.

DID ADDING INSURED BONDS ALSO HELP  FUND PERFORMANCE?

     Yes it did. Insured bonds (bonds rated AAA that are insured as to timely payment of interest and repayment of principal) lifted the portfolio's overall credit rating, helping to protect it against credit-spread widening. But there were two additional reasons for increasing our insured bond holdings, which grew to about 30% of the portfolio as of February 28.

     First, insured bonds tend to be more liquid (easily traded) than non-rated bonds, providing us with more flexibility to buy and sell when we saw market opportunities.

[left margin]

"WE PLAN TO CONTINUE TO ADHERE TO THE STRATEGIES THAT HAVE BUILT OUR STRONG TRACK RECORD."

YIELDS AS OF FEBRUARY 28, 2001
30-DAY SEC YIELD                 4.99%
30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET            7.64%
   37.42% TAX BRACKET            7.97%
   41.95% TAX BRACKET            8.60%
   45.22% TAX BRACKET            9.11%

Yields are for combined state and federal income tax brackets.

PORTFOLIO AT A GLANCE
                         2/28/01       8/31/00
NUMBER OF SECURITIES      147            145
WEIGHTED AVERAGE
   MATURITY             19.8 YRS      19.6 YRS
AVERAGE DURATION         7.8 YRS       8.1 YRS
EXPENSE RATIO            0.54%*         0.54%

* Annualized.

Investment terms are defined in the Glossary on pages 27-28.


6      1-800-345-2021


California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Second, with municipal yields falling and with expectations of further interest rate cuts in 2001, we wanted more interest rate sensitivity--to translate the falling interest rates into price gains. Lower-yielding insured bonds are more sensitive to interest rate changes than higher-yielding non-rated bonds. Our insured holdings helped the fund participate more fully in the recent bond market rally.

HOW DID THE FUND'S YIELD HOLD UP?

     Quite well. Muni bond yields in general fell during the period as the bond market rallied, which caused California High-Yield Municipal's 30-day SEC yield to slip a bit from 5.26% on August 31, 2000, to 4.99% on February 28, 2001. However, that 4.99% yield remained significantly higher than the 4.02% average yield of the fund's Lipper peer group, and it translated into a 9.11% tax-equivalent yield for California investors in the highest combined state and federal income tax bracket.

DID YOU MODIFY YOUR STRATEGY IN LIGHT OF THE CALIFORNIA POWER CRISIS AND WEAKENING ECONOMIC CONDITIONS?

     We've made only minor tweaks as opposed to any major moves--our investment approach remains consistent in all economic environments. Working closely with our credit research team, we aim to invest in bonds with a balance of good long-term credit fundamentals and appealing yields.

     We rely heavily on the experience and expertise of our credit research team. Its input led us to cut back our exposure to bonds issued by California's struggling power utilities. In addition, uncertainty about the near-term impact of the power crisis on the California economy convinced us to reduce our holdings in non-rated bonds and pare back those we think might struggle in a slower economy.

     We also sifted through the portfolio's land-secured bonds (29% of holdings), holding onto those we think have better-than-average potential for credit rating upgrades once the projects are fully built out and occupied. In fact, we've already worked with credit rating agencies to obtain investment-grade credit ratings for some of our nonrated land-secured bonds, which boosted their prices.

     In terms of new additions to the portfolio, we've concentrated on land developments with relatively quick absorption rates, meaning there's a comparatively short period between when the project is built and the buildings or units are mostly occupied.

SHIFTING GEARS, WHAT'S YOUR NEAR-TERM OUTLOOK FOR THE BOND MARKET AND WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     For the bond market in general, much will depend on whether inflation returns, when economic growth rebounds, and how the stock market performs in the coming months.

     Since we don't have any control over those factors, we plan to continue to adhere to the strategies that have built our strong track record--adding long-term value through our security selection process and our ongoing credit analysis and surveillance, while at the same time providing competitive levels of federal and state tax-free income for California investors.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
                  AS OF        AS OF
                 2/28/01      8/31/00
AAA               30%           22%
AA                 7%            8%
A                  4%            8%
BBB                4%            4%
UNRATED           55%           58%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 26 for more information.

TOP FIVE SECTORS (AS OF 2/28/01)
                         % OF FUND INVESTMENTS
LAND BASED                         29%
GO                                 10%
TAX ALLOCATION REVENUE             10%
COPS/LEASES                         9%
HOUSING REVENUE                     8%

TOP FIVE SECTORS (AS OF 8/31/00)
                         % OF FUND INVESTMENTS
LAND BASED                         27%
COPS/LEASES                        11%
HOUSING REVENUE                     9%
PREREFUNDED/ETM                     7%
TAX ALLOCATION REVENUE              7%

Investment terms are defined in the Glossary on pages 27-28.


                                                 www.americancentury.com      7


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 98.6%
CALIFORNIA -- 97.4%
             $  2,800,000  ABC Unified School District GO,
                              5.55%, 8/1/27(1)                      $    676,732
                1,000,000  ABC Unified School District GO,
                              Series 2000 B, 6.14%, 8/1/21
                              (FGIC)(1)                                  339,810
                2,000,000  Alameda Public Financing Auth.
                              Local Agency Rev., Series
                              1996 A, (Community Facility
                              District No. 1), 7.00%, 8/1/19           2,176,140
                2,780,000  Alisal Unified School District GO,
                              Series 2000 A, 6.38%,
                              5/1/25 (FGIC)(1)                           762,193
                1,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Eskaton Gold River Lodge),
                              6.375%, 11/15/15 (Acquired
                              8/13/99, Cost $983,530)(2)                 930,880
                3,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Eskaton Gold River Lodge),
                              6.375%, 11/15/28 (Acquired
                              8/13/99, Cost $2,878,260)(2)             2,674,800
                1,000,000  Bellevue Unified School District
                              GO, 6.30%, 8/1/24 (FGIC)(1)                286,050
                1,190,000  Berryessa Unified School District
                              GO, Series 2000 A, 6.18%,
                              8/1/21 (FSA)(1)                            404,374
                1,220,000  Berryessa Unified School District
                              GO, Series 2000 A, 6.05%,
                              8/1/22 (FSA)(1)                            391,596
                1,000,000  Berryessa Unified School District
                              GO, Series 2000 A, 6.06%,
                              8/1/23 (FSA)(1)                            303,070
                  700,000  Bishop, Escalon & Lemoore Cities
                              COP, Series 1991 A, 7.70%,
                              5/1/11                                     711,081
                1,000,000  Cabrillo Unified School District
                              GO, Series 1996 A, 5.95%,
                              8/1/17 (AMBAC)(1)                          435,540
                2,000,000  Cabrillo Unified School District
                              GO, Series 1996 A, 5.95%,
                              8/1/18 (AMBAC)(1)                          818,300
                3,700,000  Cabrillo Unified School District
                              GO, Series 1996 A, 6.00%,
                              8/1/21 (AMBAC)(1)                        1,257,297
                1,815,000  Calaveras Unified School District
                              GO, 5.89%, 8/1/23 (FSA)(1)                 550,072
                1,880,000  Calaveras Unified School District
                              GO, 5.90%, 8/1/24 (FSA)(1)                 537,774
                1,950,000  Calaveras Unified School District
                              GO, 5.91%, 8/1/25 (FSA)(1)                 527,514
                2,330,000  California Educational Facilities
                              Auth. Rev., (Santa Clara
                              University), 5.25%, 9/1/26               2,411,713

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  3,495,000  California Educational Facilities
                              Auth. Rev., Series 2000 B,
                              (Pooled College & University),
                              6.75%, 6/1/30                         $  3,737,448
                4,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/12 (AMBAC)(1)                2,338,440
                3,500,000  California Housing Finance
                              Agency Multi-Unit Rental Rev.,
                              Series 1992 C, 6.875%,
                              8/1/24                                   3,621,870
                4,410,000  California Mobilehome Park
                              Financing Auth. Rev., Series
                              2000 B, (Union City Tropics),
                              7.30%, 8/15/35                           4,435,313
                4,000,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1996 A, (Pacific Gas & Electric),
                              5.35%, 12/1/16 (MBIA)                    4,000,000
                  400,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 A, (Pooled
                              Project), 8.50%, 3/1/18                    402,944
                2,000,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections),
                              5.25%, 6/1/15 (FSA)                      2,161,940
                7,000,000  California Public Works Board
                              Lease Rev., Series 1998 A,
                              (California Community
                              Colleges), 5.25%, 12/1/14                7,387,310
                3,655,000  California Rural Home Financing
                              Auth. Single Family Mortgage
                              Rev., Series 1999 A, VRDN,
                              6.55%, 6/1/30 (GNMA/FNMA)                3,957,305
                1,515,000  California State and Local
                              Government Financing Auth.
                              Rev., Series 1997 B, (Marin
                              Valley Mobile Country), 7.50%,
                              10/1/24 (Acquired 3/13/97,
                              Cost $1,515,000)(2)                      1,575,024
                3,250,000  California Statewide Communities
                              Development Auth. COP,
                              (Sonoma County Indian Health),
                              6.40%, 9/1/29 (Acquired
                              7/20/99, Cost $3,207,035)(2)             2,915,380
                2,850,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System
                              Obligation Group), 5.25%,
                              7/1/11                                   3,025,731
                2,000,000  California Statewide Communities
                              Development Auth. COP,
                              (Windward School), 6.90%,
                              9/1/23                                   2,052,760
                9,330,000  California Statewide Communities
                              Development Auth. COP, Series
                              1999 A, (Windsor Terrace
                              Healthcare), 7.875%, 10/1/29
                              (Acquired 10/26/99, Cost
                              $9,330,000)(2)                           8,810,785


8      1-800-345-2021                          See Notes to Financial Statements


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,000,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              Series 1998 A, (Student
                              Residence), 5.00%, 6/1/20
                              (MBIA)                                $    993,200
                1,075,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.00%, 8/1/23 (MBIA)(1)                    325,800
                1,075,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.00%, 8/1/24 (MBIA)(1)                    307,504
                1,085,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.05%, 8/1/25 (MBIA)(1)                    293,514
                1,085,000  Cathedral City Public Financing
                              Auth. Rev., Series 2000 A,
                              6.05%, 8/1/26 (MBIA)(1)                    277,532
                1,975,000  Center Unified School District GO,
                              Series 2000 C, 5.80%, 9/1/21
                              (MBIA)(1)                                  668,182
                8,000,000  Chula Vista Special Tax Rev.,
                              (Community Facilities District
                              No. 99-1), 7.625%, 9/1/29                8,757,599
                   80,000  Clayton Improvement Bond Act
                              1915 Special Assessment GO,
                              (Oakhurst Assessment District),
                              8.00%, 9/2/14                               83,371
                   20,000  Clayton Improvement Bond Act
                              1915 Special Assessment GO,
                              Series 1988 A, (Oakhurst
                              Assessment District), 8.40%,
                              9/2/10                                      20,922
                4,325,000  Colton Public Financing Auth.
                              Rev., (Electric System), 7.50%,
                              10/1/03, Prerefunded at
                              101% of Par(3)                           4,769,567
                  275,000  Contra Costa County Public
                              Financing Auth. Tax Allocation
                              Rev., Series 1992 A, 7.10%,
                              8/1/22                                     285,269
                  640,000  Corcoran COP, 8.75%, 6/1/16
                              (Acquired 4/28/92, Cost
                              $640,000)(2)                               739,213
                2,050,000  Corona-norco Unified School
                              District GO, Series 2000 B,
                              6.03%, 9/1/22 (FSA)(1)                     655,098
                1,000,000  Davis Community Facility District
                              No. 1991-2 Special Tax Rev.,
                              Series 1992 B, 7.80%, 9/3/02,
                              Prerefunded at 103% of Par(3)            1,096,640
                1,750,000  Del Mar Race Track Auth. Rev.,
                              6.20%, 8/15/11                           1,809,518
                1,010,000  Dixie Elementary School District
                              GO, 5.94%, 8/1/24 (FSA)(1)                 288,911
                1,035,000  Dixie Elementary School District
                              GO, 5.94%, 8/1/25 (FSA)(1)                 279,988
                1,150,000  Duarte Unified School District
                              GO, Series 1999 B, 6.08%,
                              11/1/23 (FSA)(1)                           343,919
                4,480,000  El Dorado County Special Tax
                              Rev., (Community Facilities
                              District No. 1992-1), 5.60%,
                              9/1/09                                   4,745,574

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,000,000  Florin Resource Conservation
                              District COP, Series 1999 A,
                              (Elk Grove Water Works),
                              6.65%, 9/1/19                         $  2,114,460
                4,225,000  Florin Resource Conservation
                              District COP, Series 1999 A,
                              (Elk Grove Water Works),
                              6.75%, 3/1/29                            4,457,544
                3,835,000  Folsom Public Financing Auth.
                              Rev., Series 1997 A, 6.875%,
                              9/2/19                                   3,968,726
                2,495,000  Folsom Special Tax Rev.,
                              (Community Facilities District
                              No. 7), 5.75%, 9/1/14                    2,545,274
                1,500,000  Folsom Special Tax Rev.,
                              (Community Facilities District
                              No. 7), 7.25%, 9/1/21                    1,598,355
                4,250,000  Folsom Special Tax Rev.,
                              (Community Facilities District
                              No. 10), 7.00%, 9/1/24                   4,569,133
                2,500,000  Fontana Redevelopment Agency
                              Tax Allocation Rev., Series
                              1994 B, (Jurupa Hills), 7.70%,
                              1/1/05, Prerefunded at 102%
                              of Par(3)                                2,901,725
                  940,000  Foothill-De Anza Community
                              College District COP, (Campus
                              Center), 7.35%, 9/1/03,
                              Prerefunded at 100% of Par(3)            1,012,841
                2,500,000  Foster City Redevelopment
                              Agency Tax Allocation Rev.,
                              (Metro Center), 6.75%, 9/1/20            2,682,650
                1,185,000  Gateway Improvement Auth. Rev.,
                              Series 1995 A, (Marin City
                              Community Facility), 7.75%,
                              9/1/05, Prerefunded at 102%
                              of Par(3)                                1,410,067
                1,600,000  Glendale Electric Works Rev.,
                              5.875%, 2/1/21 (MBIA)                    1,737,120
                2,630,000  Glendale Unified School District
                              GO, Series 1999 C, 6.00%,
                              9/1/22 (FSA)                             2,883,664
                3,745,000  Hawaiian Gardens COP, Series
                              2000 A, 8.00%, 6/1/23                    3,892,216
                2,000,000  Industry Urban Redevelopment
                              Agency Tax Allocation Rev.,
                              (Project 3), 6.90%, 11/1/16              2,120,220
                1,115,000  Kern Community College School
                              Facilities Improvement District
                              GO, (Mammoth Campus),
                              5.66%, 8/1/25(1)                           300,203
                1,000,000  Laguna Salada Union School
                              District GO, Series 2000 C,
                              6.12%, 8/1/29 (FGIC)(1)                    216,580
                4,250,000  Lake Elsinore Unified School
                              District Financing Auth. Rev.,
                              (Horsethief Canyon), 5.625%,
                              9/1/16                                   4,263,940
                1,000,000  Lake Elsinore Unified School
                              District Community Facilities
                              Special Tax Rev., (No. 88-1),
                              8.25%, 9/1/01, Prerefunded at
                              102% of Par(3)                           1,045,580


See Notes to Financial Statements                www.americancentury.com      9


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,000,000  Long Beach Special Tax Rev.,
                              (Community Facilities District
                              No. 5), 6.80%, 10/1/20                $  1,045,230
                2,000,000  Los Angeles Community Facilities
                              District Special Tax Rev.,
                              (Cascades Business Park),
                              6.40%, 9/1/22                            2,069,500
                6,110,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1998 A,
                              (Proposition C), 5.00%, 7/1/23
                              (AMBAC)                                  6,024,643
                   50,000  Los Angeles County Single Family
                              Mortgage Rev., 9.00%,
                              12/1/20 (GNMA)                              51,106
                1,000,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              Series 1991 B, 6.50%, 7/1/13             1,029,610
                5,000,000  Los Angeles Harbor Department
                              Rev., Series 1996 B, 5.50%,
                              8/1/08                                   5,335,850
                2,150,000  Los Angeles State Building Auth.
                              Lease Rev., Series 1993 A,
                              (State Department of General
                              Services), 5.625%, 5/1/11                2,391,080
                1,500,000  Manhattan Beach Unified School
                              District GO, Series 1999 C,
                              5.90%, 9/1/24(1)                           428,145
                7,225,000  Menlo Park Community
                              Development Agency Multifamily
                              Rev., (Las Pulgas Community
                              Development), 5.55%, 6/1/30              7,555,110
                2,675,000  Milpitas Improvement Bond Act
                              1915 Special Assessment GO,
                              Series 1996 A, (Local
                              Improvement District 18),
                              6.75%, 9/2/16                            2,882,955
                2,000,000  Novato Community Facility District
                              No. 1 Special Tax Rev., (Vintage
                              Oaks), 7.20%, 8/1/15                     2,142,920
                2,545,000  Oceanside Mobile Home Park
                              Financing Auth. Rev., (Laguna
                              Vista Mobile Estates), 5.80%,
                              3/1/28                                   2,399,655
                1,000,000  Orange County Community
                              Facilities District Special Tax
                              Rev., Series 1993 A,
                              (No. 87-5E), 7.30%, 8/15/02,
                              Prerefunded at 102% of Par(3)            1,077,030
                2,000,000  Orange County Community
                              Facilities District Special Tax
                              Rev., Series 1999 A, (No. 99-1
                              Ladera Ranch), 6.50%,
                              8/15/21                                  2,115,860
                1,300,000  Orange County Community
                              Facilities District Special Tax
                              Rev., Series 1999 A, (No. 99-1
                              Ladera Ranch), 6.70%,
                              8/15/29                                  1,387,308
                3,000,000  Orange County Community
                              Facilities District Special Tax
                              Rev., Series 2000 A, (No. 1
                              Ladera Ranch), 6.25%,
                              8/15/30                                  3,018,540

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,000,000  Palmdale School District COP,
                              (School Building), 5.40%,
                              10/1/18(1)                            $    405,670
                2,845,000  Palomar Pomerado Health Care
                              District COP, (Indian Health
                              Council Inc.), 6.25%, 10/1/29            2,500,499
                1,000,000  Perris Union High School District
                              GO, Series 2000 A, 6.40%,
                              9/1/24(1)                                  284,780
                1,000,000  Perris Union High School District
                              GO, Series 2000 A, 6.40%,
                              3/1/25(1)                                  276,620
                2,900,000  Pittsburg Redevelopment Agency
                              Tax Allocation Rev., (Los
                              Medanos Community
                              Development), 6.20%, 8/1/25
                              (AMBAC)(1)                                 767,891
                1,600,000  Placer Union High School District
                              GO, Series 2000 A, (Capital
                              Appreciation), 6.28%, 8/1/18
                              (FGIC)(1)                                  652,416
                2,640,000  Placer Union High School District
                              GO, Series 2000 A, 6.20%,
                              8/1/16 (FGIC)(1)                         1,224,142
                2,925,000  Placer Union High School District
                              GO, Series 2000 A, 6.35%,
                              8/1/21 (FGIC)(1)                           989,996
                2,100,000  Placer Union High School District
                              GO, Series 2000 A, 6.37%,
                              8/1/22 (FGIC)(1)                           671,244
                3,525,000  Placer Union High School District
                              GO, Series 2000 A, 6.39%,
                              8/1/23 (FGIC)(1)                         1,063,669
                1,000,000  Placer Union High School District
                              GO, Series 2000 A, 6.40%,
                              8/1/24 (FGIC)(1)                           284,750
                5,000,000  Pomona Improvement Bond Act
                              1915 Special Assessment GO,
                              (Rio Rancho Assessment
                              District), 7.50%, 9/2/21                 5,210,650
                2,955,000  Poway Community Facilities
                              District Special Tax Rev.,
                              (No. 88-1 Parkway Business
                              Center), 6.75%, 8/1/15                   3,198,108
                2,250,000  Rancho Mirage Joint Powers
                              Financing Auth. COP,
                              (Eisenhower Memorial Hospital),
                              7.00%, 3/1/02, Prerefunded at
                              102% of Par(3)                           2,379,420
                1,815,000  Redondo Beach Public Financing
                              Auth. Rev., (South Bay Center
                              Redevelopment), 7.125%,
                              7/1/08                                   1,964,175
                1,000,000  Richmond Joint Powers Financing
                              Auth. Rev., Series 1995 A,
                              5.25%, 5/15/13                           1,036,030
                1,700,000  Richmond Wastewater Rev.,
                              6.18%, 8/1/23 (FGIC)(1)                    515,219
                2,905,000  Richmond Wastewater Rev.,
                              6.20%, 8/1/26 (FGIC)(1)                    743,070


10      1-800-345-2021                         See Notes to Financial Statements


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  4,765,000  Riverside Unified School District
                              GO, Series 2000 A,
                              (Community Facilities District
                              No. 7), 7.00%, 5/31/30                $  5,085,399
                1,710,000  Roseville Special Tax Rev.,
                              (Woodcreek Community
                              Facilities District No. 1),
                              6.375%, 9/1/27                           1,744,918
                  635,000  Sacramento County Special Tax
                              Rev., (Community Facilities
                              District No. 1), 5.60%, 9/1/07             666,179
                  645,000  Sacramento County Special Tax
                              Rev., (Community Facilities
                              District No. 1), 5.70%, 9/1/08             681,443
                1,500,000  Sacramento County Special Tax
                              Rev., (Community Facilities
                              District No. 1), 6.30%, 9/1/21           1,554,375
                3,970,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                  4,130,666
                1,910,000  Salinas Improvement Bond Act
                              1915 Special Assessment GO,
                              Series A-179, (Harden Ranch
                              Assessment District 94-1),
                              6.875%, 9/2/11                           1,983,611
                3,990,000  San Diego County Improvement
                              Bond Act 1915 Special
                              Assessment GO, 6.25%,
                              9/2/12                                   4,127,934
                1,000,000  San Diego Special Tax Rev.,
                              Series 1995 B, (Community
                              Facilities District No. 1), 7.10%,
                              9/1/05, Prerefunded at 102%
                              of Par(3)                                1,163,080
                3,520,000  San Diego Unified School District
                              GO, Series 2000 B, 4.88%,
                              7/1/11(1)                                2,236,291
                1,345,000  San Diego Unified School District
                              GO, Series 2000 B, 4.98%,
                              7/1/12(1)                                  806,112
               14,765,000  San Francisco City & County
                              Airports Commission Rev.,
                              5.00%, 5/1/30                           14,398,827
                1,250,000  San Francisco City & County
                              Redevelopment Agency Lease
                              Rev., (George R. Moscone),
                              7.05%, 7/1/13(1)                           688,175
                1,780,000  San Jose Financing Auth. Rev.,
                              Series 1993 C, (Convention
                              Center), 6.30%, 9/1/09                   1,839,772
                5,000,000  San Jose Multifamily Housing
                              Rev., Series 1999 A, (Helzer
                              Courts Apartments), 6.40%,
                              12/1/41 (LOC: Union Bank of
                              California) (Acquired 6/3/99,
                              Cost $5,000,000)(2)                      4,784,000
                9,000,000  San Jose Redevelopment Agency
                              Rev., (Merged Area), 4.75%,
                              8/1/30                                   8,353,169
                1,580,000  San Juan Unified School District
                              GO, 5.94%, 8/1/24 (FGIC)(1)                451,959

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,595,000  San Juan Unified School District
                              GO, 5.94%, 8/1/25 (FGIC)(1)           $    431,479
                5,000,000  San Marcos Public Facilities Auth.
                              Rev., Series 1993 A, (Civic
                              Center), 6.20%, 8/1/22                   5,035,200
                5,000,000  Santa Ana Financing Auth. Rev.,
                              Series 1998 A, (South Harbor
                              Boulevard), 5.00%, 9/1/19
                              (MBIA)                                   5,016,850
                4,284,000  Santa Clara County Multifamily
                              Housing Auth. Rev., Series
                              1999 A, (The Willows
                              Apartments), 6.40%, 6/1/30               4,178,442
                2,500,000  Solano County COP, (Capital
                              Improvement Program), 5.00%,
                              11/15/19 (AMBAC)                         2,504,575
                1,615,000  South San Francisco
                              Redevelopment Agency Tax
                              Allocation Rev., 7.60%, 9/1/02,
                              Prerefunded at 102% of Par(3)            1,750,983
                  240,000  Southern California Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1991 A,
                              7.35%, 9/1/24 (GNMA/FNMA)                  245,117
                  500,000  Southern California Public Power
                              Auth. Rev., (Pooled Project),
                              6.75%, 7/1/10 (FSA)                        603,450
                2,400,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/14 (MBIA)(1)                  1,273,776
                1,250,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/15 (MBIA)(1)                    623,863
                7,000,000  Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 5.80%, 9/1/14                    7,173,950
                2,935,000  Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 6.00%, 9/1/24                    2,951,700
                1,000,000  Stockton Community Facilities
                              District Special Assesment GO,
                              (Brookside Estates No. 90-2),
                              6.20%, 8/1/15                            1,037,680
               12,500,000  Sunnyvale Rev. Anticipation Notes,
                              (Community Facilities District
                              No. 1), 6.75%, 8/1/02                   12,629,624
                2,690,000  Tahoe-truckee Unified School
                              District GO, (Improvement
                              District No. 2-A), 6.19%,
                              8/1/22(1)                                  859,832
                2,220,000  Tahoe-truckee Unified School
                              District GO, (Improvement
                              District No. 2-A), 6.19%,
                              8/1/23(1)                                  669,885
                1,770,000  Tehama Community COP, (Social
                              Services Building), 7.00%,
                              10/3/05, Prerefunded at
                              102% of Par(3)                           2,055,448


See Notes to Financial Statements                www.americancentury.com      11


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,175,000  Tracy Operating Partnership Joint
                              Powers Auth. Rev., (Jr. Lien
                              Assessment District 87-3),
                              6.375%, 9/2/11                        $  2,232,355
                2,000,000  Tustin Unified School District GO,
                              (Community Facilities District
                              No. 97-1), 6.375%, 9/1/35                2,045,880
                5,000,000  Vallejo Hiddenbrooke
                              Improvement District No. 1 Rev.,
                              6.50%, 9/1/31                            5,043,200
                1,640,000  Vallejo Multifamily Housing Rev.,
                              Series 1998 B, (Solano
                              Affordable Housing), 8.25%,
                              4/1/39 (Acquired 10/21/98,
                              Cost $1,593,276)(2)                      1,673,325
                2,000,000  West Contra Costa Unified School
                              District COP, 7.125%, 1/1/24             2,116,860
                3,235,000  West Sacramento Special Tax Rev.,
                              (Community Facilities District
                              No. 10), 6.75%, 9/1/26                   3,409,326
                2,895,000  Yuba City Unified School District
                              GO, 6.05%, 9/1/24 (FGIC)(1)                824,438
                1,500,000  Yuba City Unified School District
                              GO, 6.05%, 3/1/25 (FGIC)(1)                414,930
                                                                    ------------
                                                                     323,699,774
                                                                    ------------
PUERTO RICO -- 1.2%
                4,000,000  Puerto Rico Infrastructure
                              Financing Auth. Rev., Series
                              2000 A, 5.50%, 10/1/40                   4,147,400
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           327,847,174
                                                                    ------------
   (Cost $315,799,151)

SHORT-TERM MUNICIPAL SECURITIES -- 1.4%
                4,700,000  Sacramento County Housing Auth.
                              Rev., Issue 1992 A,
                              (Shadowood Apartments),
                              VRDN, 2.05%, 3/7/01 (LOC:
                              General Electric Capital Corp.)          4,700,000
                                                                    ------------
        (Cost $4,700,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $332,547,174
                                                                    ============
   (Cost $320,499,151)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 2001.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at February 28, 2001, was $24,103,407 which represented 7.3% of net assets.

(3) Escrowed to maturity in U.S. government securities or state and local government securities.


12      1-800-345-2021                         See Notes to Financial Statements


California Insured Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 2001

                CALIFORNIA                           CALIFORNIA INSURED
                 INSURED     LEHMAN LONG-TERM      MUNICIPAL DEBT FUNDS(2)
                 TAX-FREE    MUNICIPAL INDEX    AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)        5.42%           6.23%             4.66%            --
1 YEAR            13.86%          16.39%            12.74%        3 OUT OF 24
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            5.07%           5.11%             4.41%        3 OUT OF 23
5 YEARS            5.86%           6.56%             5.36%        3 OUT OF 22
10 YEARS           7.18%           7.96%             7.08%        3 OUT OF 7

The fund's inception date was 12/30/86.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 26-27 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 2/28/01
Lehman Long-Term Municipal Index       $21,502
California Insured Tax-Free            $20,002

              California Insured      Lehman Long-Term
                   Tax-Free           Municipal Index
DATE                 VALUE                 VALUE
2/28/1991           $10,000               $10,000
2/29/1992           $10,941               $11,138
2/28/1993           $12,711               $12,954
2/28/1994           $13,342               $13,768
2/28/1995           $13,480               $13,900
2/29/1996           $15,040               $15,646
2/28/1997           $15,759               $16,612
2/28/1998           $17,237               $18,516
2/28/1999           $18,282               $19,702
2/29/2000           $17,563               $18,474
2/28/2001           $20,002               $21,502

$10,000 investment made 2/28/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California Insured Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED FEBRUARY 28)

              California Insured      Lehman Long-Term
                   Tax-Free           Municipal Index
DATE                RETURN                RETURN
2/29/1992            9.41%                11.37%
2/28/1993           16.18%                16.33%
2/28/1994            4.96%                 6.27%
2/28/1995            1.04%                 0.96%
2/29/1996           11.57%                12.56%
2/28/1997            4.78%                 6.18%
2/28/1998            9.38%                11.47%
2/28/1999            6.06%                 6.40%
2/29/2000           -3.93%                -6.23%
2/28/2001           13.86%                16.39%


                                                www.americancentury.com      13


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwen]

     An interview with Dave MacEwen, a portfolio manager on the California Insured Tax-Free fund investment team.

HOW DID CALIFORNIA INSURED TAX-FREE PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 2001?

     The fund returned 5.42%, beating the 4.66% average return of the 24 "California Insured Municipal Debt Funds" tracked by Lipper Inc.

     California Insured Tax-Free's longer-term returns also compared favorably. For the one-, three-, and five-year periods ended February 28, 2001, the fund ranked in the top 15% of its peer group (see the previous page for more performance comparisons).

HOW DID CALIFORNIA INSURED TAX-FREE'S YIELD COMPARE?

     The fund offered investors noticeably more state and federal tax-free income than the Lipper average. Its 30-day SEC yield was 4.03% on February 28, 2001, compared with the 3.69% average yield of the Lipper group. The fund's yield translated into a 7.36% tax-equivalent yield for California investors in the highest combined state and federal tax brackets.

     The fund's relatively high yield and low expenses were two factors behind its outperformance compared with its peers. Other things being equal, low expenses generally translate into higher returns. As of February 28, 2001, annualized fund expenses were only 0.51%, compared with the 1.21% average expenses charged by the fund's Lipper peers.

WHAT OTHER FACTORS HELPED THE FUND OUTPERFORM ITS PEERS?

     A key reason behind California Insured Tax-Free's outperformance was its emphasis on non-callable bonds, which can't be redeemed prior to their maturity. Falling interest rates prompted municipal bond issuers to redeem (call) older, more expensive debt.

     Municipal bond investors tend to dislike calls because they receive their investments back earlier than anticipated and if they want to reinvest the proceeds, they must often do so at lower interest rates. In response to growing concerns about calls, demand for non-callable bonds increased when interest rates declined, causing them to outpace callable bonds.

     Another factor that aided performance was the investment team's "coupon barbell" strategy.

WHAT'S A COUPON BARBELL STRATEGY AND HOW DID IT HELP THE FUND'S PERFORMANCE?

     The coupon barbell refers to our relatively heavy portfolio weightings in higher-coupon premium bonds and lower-coupon discount bonds. Premiums trade above face value and carry above-market interest rates. They helped boost the fund's yield.

     Discount bonds trade below their face value and carry interest rates below prevailing rates. Their heightened interest rate sensitivity caused them to do very well as interest rates fell and bond prices rose. Furthermore, discount bonds generally are the last to be called since their interest rate coupons are below prevailing interest rates, eliminating the financial incentive for issuers to redeem them.

[left margin]

"A KEY REASON BEHIND CALIFORNIA INSURED TAX-FREE'S OUTPERFORMANCE WAS ITS EMPHASIS ON NON-CALLABLE BONDS."

YIELDS AS OF FEBRUARY 28, 2001
30-DAY SEC YIELD                 4.03%
30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET            6.17%
   37.42% TAX BRACKET            6.44%
   41.95% TAX BRACKET            6.94%
   45.22% TAX BRACKET            7.36%

Yields are for combined state and federal  income tax brackets.

PORTFOLIO AT A GLANCE
                         2/28/01       8/31/00
NUMBER OF SECURITIES       68            67
WEIGHTED AVERAGE
   MATURITY             16.6 YRS      17.2 YRS
AVERAGE DURATION         8.3 YRS       8.5 YRS
EXPENSE RATIO            0.51%*         0.51%

* Annualized.

Investment terms are defined in the Glossary on pages 27-28.


14      1-800-345-2021


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID INSURED BONDS PERFORM COMPARED WITH UNINSURED BONDS?

     Generally speaking, California insured bonds outperformed uninsured bonds during the period for two reasons. First, insured bonds tend to have more interest rate sensitivity (longer durations) than uninsured bonds. The longer a bond's duration, the more its share price tends to rise when interest rates fall. As interest rates fell during the period, insured bonds typically rallied more than uninsured securities with similar maturities.

     Second, insured bonds' high credit quality served them well when credit conditions were threatened by the economic downturn. When bond issuers face possible financial difficulties, the demand for insured bonds increases.

WHAT WAS YOUR APPROACH TO MANAGING THE FUND'S OVERALL INTEREST RATE SENSITIVITY

     We generally kept the fund's duration within 5-10% of its Lipper peer group average. In our view, this conservative approach makes the most sense since large duration bets can lead to volatile returns. Furthermore, the results of those bets can easily overwhelm other factors over which we have more control, such as security selection.

     Over the six months, the fund's duration fluctuated between 8.0 and 8.5 years. Duration was at the longer end of the range as the six months began. By the end of February, duration was closer to the shorter end of the range. But we also made slight strategic adjustments along the way, lengthening or shortening duration as opportunities arose.

HOW DID CALIFORNIA'S POWER CRISIS AFFECT THE FUND?

     The immediate impact was relatively minor. Given the economic and credit concerns in California, insured bonds were very desirable. That factor, plus the general bond market rally, helped the fund perform well.

WHAT'S YOUR OUTLOOK FOR THE CALIFORNIA MUNICIPAL MARKET?

     We're moderately bullish. The national economic slowdown should encourage the Federal Reserve to continue to cut interest rates to stimulate growth. If interest rates continue to decline, we think municipal bonds, particularly insured bonds, should continue to perform well.

     We think demand should help too. As questions linger about the full impact of the power crisis and the Nasdaq's sharp decline, California investors seeking tax-free income should continue to be drawn to insured California municipal bonds.

     We're strong believers in California's long-term prospects, but the state could experience some rough patches over the next couple of years that could make investors glad they're in an insured fund. We'll be monitoring the state's economic and financial health closely, looking for opportunities to invest at times when demand weakens and yields move higher.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS OR SO?

     In anticipation of falling interest rates, we're likely to maintain a neutral to slightly long portfolio duration and continue to emphasize call protection. And we'll continue to work closely with our team of analysts to monitor developments across California, and to identify over- and undervalued securities to avoid or buy, as appropriate.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                 % OF FUND INVESTMENTS
                  AS OF        AS OF
                 2/28/01      8/31/00
AAA               100%          100%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 26 for more information.

TOP FIVE SECTORS (AS OF 2/28/01)
                           % OF FUND INVESTMENTS
COPS/LEASES                          21%
GO                                   14%
ELECTRIC REVENUE                     13%
TRANSPORTATION REVENUE                9%
WATER AND SEWER REVENUE               9%

TOP FIVE SECTORS (AS OF 8/31/00)
                           % OF FUND INVESTMENTS
COPS/LEASES                          24%
TRANSPORTATION REVENUE               11%
GO                                   11%
ELECTRIC REVENUE                     10%
TAX ALLOCATION REVENUE               10%

Investment terms are defined in the Glossary on pages 27-28.


                                                 www.americancentury.com      15


California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 94.8%
             $  1,000,000  Banning COP, (Wastewater
                              System, Refunding &
                              Improvement),  8.00%, 1/1/19
                              (AMBAC)                               $  1,306,230
                1,500,000  Big Bear Lake Water Rev., 6.00%,
                              4/1/22 (MBIA)                            1,714,275
                  900,000  Brea Redevelopment Agency Tax
                              Allocation Rev., (Project AB),
                              6.125%, 8/1/13 (MBIA)                      967,599
                1,950,000  Cabrillo Community College
                              District GO, Series 2000 B,
                              6.15%, 8/1/20 (FGIC)(1)                    701,240
                1,250,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1991 A, (Adventist Health),
                              7.00%, 3/1/13 (MBIA)                     1,278,688
                4,440,000  California Housing Finance
                              Agency Single Family Mortgage
                              Rev., Series 1998 C-4, 5.65%,
                              8/1/16 (FHA/VA)                          4,683,845
                4,000,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections),
                              5.25%, 6/1/15 (FSA)                      4,323,880
                4,000,000  California Public Works Board
                              Lease Rev., Series 1993 A,
                              (Department of Corrections),
                              5.00%, 12/1/19 (AMBAC)                   4,105,400
                2,000,000  California State GO, 5.00%,
                              10/1/12 (MBIA-IBC)                       2,116,260
                2,565,000  California State GO, 4.50%,
                              12/1/21 (FGIC)                           2,350,079
                6,035,000  California State GO, 4.50%,
                              12/1/24 (FGIC)                           5,446,829
                2,000,000  California State GO, 4.25%,
                              10/1/26 (MBIA)                           1,719,340
                3,135,000  California State Universities and
                              Colleges Rev., 5.75%, 11/1/15
                              (FGIC)                                   3,360,939
                3,925,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              (Gemological Institute), 6.75%,
                              5/1/10 (AMBAC)                           4,725,072
                7,000,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              Series 1998 A, (Sherman
                              Oaks), 5.00%, 8/1/22
                              (AMBAC, California Mortgage
                              Insurance)                               6,976,900
                2,250,000  Carlsbad Unified School District,
                              5.45%, 11/1/21(FGIC)(1)                    754,538
                1,520,000  Castaic Lake Water Agency COP,
                              Series 1994 A, (Water System
                              Improvement), 7.00%, 8/1/12
                              (MBIA)                                   1,897,507
                5,700,000  Conejo Valley Unified School
                              District GO, Series 2000 B,
                              5.31%, 8/1/14 (FSA)(1)                   3,005,382

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,200,000  Contra Costa Water District Rev.,
                              Series 1992 E, 6.25%,
                              10/1/12 (AMBAC)                       $  1,431,804
                1,000,000  East Valley Water District COP,
                              (Treatment Plant), 6.60%,
                              12/1/14 (AMBAC)                          1,071,340
                2,620,000  Escondido Unified School District
                              COP, 4.75%, 7/1/19 (MBIA)                2,587,931
                1,695,000  Escondido Unified School District
                              COP, 4.75%, 7/1/23 (MBIA)                1,637,150
                3,100,000   Foothill-De Anza Community
                              College District COP, 6.25%,
                              9/1/13 (AMBAC)                           3,347,752
                1,975,000  Fresno Sewer Rev., Series
                              1993 A-1, 6.25%, 9/1/14
                              (AMBAC)                                  2,354,161
                5,000,000  Glendale Hospital Rev., Series
                              1991 A, (Adventist Health),
                              6.75%, 3/1/13 (MBIA)                     5,113,450
                4,830,000  Glendale Unified School District
                              COP, Series 1994 A, 6.50%,
                              3/1/12 (AMBAC)                           5,297,447
                1,340,000  Kern High School District GO,
                              Series 1992 C, 6.25%,
                              8/1/13 (MBIA)                            1,587,310
                3,630,000  Kern High School District GO,
                              Series 1993 D, 7.00%,
                              8/1/17 (MBIA)                            3,960,003
                1,500,000  Lakewood Redevelopment
                              Agency Tax Allocation, Series
                              1992 A, (Project No. 1), 6.50%,
                              9/1/17 (FSA)                             1,598,955
                1,335,000  Little Lake City School District
                              GO, Series 2000 A, 6.125%,
                              7/1/25 (FSA)                             1,480,168
                  400,000  Los Angeles Community
                              Redevelopment Agency
                              Housing Rev., Series 1994 C,
                              7.00%, 1/1/14 (AMBAC)                      426,112
                3,500,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                    3,826,970
                4,000,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/15
                              (FSA)                                    4,387,000
                1,000,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1991 B,
                              6.50%, 7/1/13 (AMBAC)                    1,029,790
                1,915,000  Mid-Peninsula Regional Open
                              Space District Financing Auth.
                              Rev., 5.90%, 9/1/14 (AMBAC)              2,070,555
                5,000,000  Modesto, Stockton, Redding
                              Public Power Agency Rev.,
                              Series 1989 D, (San Juan),
                              6.75%, 7/1/20 (MBIA)(2)                  6,072,750


16      1-800-345-2021                         See Notes to Financial Statements


California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,065,000  Mountain View School District
                              Santa Clara County GO, Series
                              2000 B, 6.125%, 7/1/25
                              (FSA)                                 $  1,180,808
                3,110,000  Oakland Redevelopment Agency
                              Tax Allocation, (Central District),
                              5.50%, 2/1/14 (AMBAC)                    3,455,770
                2,700,000  Orange County Financing Auth.
                              Tax Allocation, Series 1992 A,
                              6.25%, 9/1/14 (MBIA)                     2,790,207
                2,500,000  Pico Rivera Water Auth. Rev.,
                              Series 1999 A, (Water
                              Systems), 5.50%, 5/1/29
                              (MBIA)                                   2,681,700
                1,000,000  Pomona Unified School District
                              GO, Series 2000 A, 6.55%,
                              8/1/29 (MBIA)                            1,238,220
                  515,000  Ramona Municipal Water District
                              COP, 7.20%, 10/1/10
                              (AMBAC)                                    526,927
                1,100,000  Redlands Unified School District
                              COP, 6.00%, 9/1/12 (FSA)                 1,124,288
                1,000,000  Redwood City Elementary School
                              District GO, 5.00%, 8/1/16
                              (FGIC)                                   1,050,020
                1,500,000  Sacramento City Financing Auth.
                              COP, Series 1993 A, 5.40%,
                              11/1/20 (AMBAC)                          1,602,750
               17,500,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                 18,208,225
                5,000,000  Salida Area Public Facilities
                              Financing Agency, 5.25%,
                              9/1/28                                   5,056,400
                1,000,000  San Bernardino County GO,
                              5.50%, 9/28/01                           1,014,220
                1,345,000  San Diego Community College
                              District Lease Rev., 6.125%,
                              12/1/06, Prerefunded at
                              102% of Par (MBIA)(2)                    1,544,679
                7,000,000  San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                           7,801,360
                4,000,000  San Francisco Building Auth.
                              Lease Rev., Series 1996 A,
                              (San Francisco Civic Center
                              Complex), 5.25%, 12/1/16
                              (AMBAC)                                  4,155,840
                8,330,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 2, 6.75%,
                              5/1/20 (MBIA)                            9,039,716
                2,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 15B, 4.50%,
                              5/1/25 (MBIA)                            1,807,700
                3,500,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/26 (MBIA)                            3,142,160

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  6,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 21, 4.50%,
                              5/1/23 (MBIA)                         $  5,461,680
                3,535,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 6.50%,
                              7/1/15 (MBIA)                            4,290,606
                3,500,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 5.00%,
                              7/1/21 (MBIA)                            3,542,245
                1,000,000  San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.25%, 6/1/18
                              (MBIA)                                   1,062,630
                2,000,000  Santa Margarita-Dana Point Auth.
                              Rev., Series 1994 B,
                              (Improvement Districts 3, 3A,
                              4, 4A), 7.25%, 8/1/14 (MBIA)             2,579,060
                2,500,000  South Coast Air Quality
                              Management District Building
                              GO, (Installment Sale
                              Headquarters), 6.00%, 8/1/11
                              (AMBAC)                                  2,889,250
                1,525,000  Stanton Redevelopment Agency
                              Tax Allocation Rev., (Stanton
                              Community Development),
                              5.45%, 12/1/17 (AMBAC)                   1,596,965
                2,500,000  Ukiah Electric Rev., 6.25%,
                              6/1/18 (MBIA)                            2,952,800
                1,445,000  Walnut Valley Unified School
                              District GO, Series 1992 B,
                              6.00%, 8/1/10 (AMBAC)                    1,668,180
                4,525,000  Woodland COP, (Wastewater
                              System Reference), 5.75%,
                              3/1/12 (AMBAC)                           5,110,445
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           199,289,502
                                                                    ------------
   (Cost $186,680,258)

MUNICIPAL DERIVATIVES(3) -- 2.1%
                1,000,000  San Diego County Water Auth.
                              Rev. COP, (Registration Rites),
                              Yield Curve Notes, Inverse
                              Floater, 7.64%, 4/22/09
                              (FGIC)                                   1,207,500
                3,000,000  Southern California Public Power
                              Auth. Rev., Yield Curve Notes,
                              Inverse Floater, 6.62%,
                              7/1/17 (FGIC)(2)                         3,228,750
                                                                    ------------
TOTAL MUNICIPAL DERIVATIVES                                            4,436,250
                                                                    ------------
   (Cost $4,033,064)


See Notes to Financial Statements                www.americancentury.com      17


California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 3.1%
             $  3,800,000  California Pollution Control
                              Finance Auth. Rev., Series
                              1991 B, (Shell Oil Company),
                              VRDN, 1.45%, 3/1/01                   $  3,800,000
                2,700,001  Koch Certificates Trust 1999-2
                              Rev., VRDN, 3.47%, 3/1/01
                              (AMBAC) (SBBPA: State Street
                              Bank & Trust Co.) (Acquired
                              1/4/01-2/26/01, Cost
                              $2,700,001)(4)                           2,700,001
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  6,500,001
                                                                    ------------
   (Cost $6,500,001)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $210,225,753
                                                                    ============
   (Cost $197,213,323)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FSA = Financial Security Assurance Inc.

GO = General Obligation

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insured Bond Certificates

SBBPA = Standby Bond Purchase Agreement

VA = Veteran's Administration

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 2001.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at February 28, 2001, was $2,700,001 which represented 1.3% of net assets.


18      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                HIGH-YIELD         INSURED
FEBRUARY 28, 2001 (UNAUDITED)                    MUNICIPAL         TAX-FREE

ASSETS
Investment securities, at value
  (identified cost of $320,499,151 and
  $197,213,323, respectively) (Note 3) ......  $332,547,174      $210,225,753
Receivable for capital shares sold ..........     41,728             2,000
Interest receivable .........................   6,008,005          3,078,563
                                              ---------------   ---------------
                                               338,596,907        213,306,316
                                              ---------------   ---------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ....................   4,111,909          5,637,658
Payable for investments purchased ...........   4,000,000             --
Accrued management fees (Note 2) ............    136,017            80,866
Payable for trustees'
  fees and expenses .........................      942                593
                                              ---------------   ---------------
                                                8,248,868          5,719,117
                                              ---------------   ---------------

Net Assets ..................................  $330,348,039      $207,587,199
                                              ===============   ===============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) .....................   34,498,382        19,909,660
                                              ===============   ===============

Net Asset Value Per Share ...................     $9.58             $10.43
                                              ===============   ===============

NET ASSETS CONSIST OF:
Capital paid in .............................  $327,159,264      $195,905,468
Accumulated undistributed net realized
  loss on investment transactions ...........   (8,859,248)       (1,330,699)
Net unrealized appreciation
  on investments (Note 3) ...................   12,048,023        13,012,430
                                              ---------------   ---------------
                                               $330,348,039      $207,587,199
                                              ===============   ===============


See Notes to Financial Statements               www.americancentury.com      19


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

                                                HIGH-YIELD        INSURED
                                                 MUNICIPAL        TAX-FREE
INVESTMENT INCOME
Income:
Interest .....................................   $9,661,919       $5,266,511
                                              ---------------   ---------------

Expenses (Note 2):
Management fees ..............................    864,068           505,516
Trustees' fees and expenses ..................     5,496             3,406
                                              ---------------   ---------------
                                                  869,564           508,922
                                              ---------------   ---------------

Net investment income ........................   8,792,355         4,757,589
                                              ---------------   ---------------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments .............   2,690,245          472,066
Change in net unrealized
  appreciation on investments ................   2,129,588         5,386,857
                                              ---------------   ---------------

Net realized and unrealized
  gain on investments ........................   4,819,833         5,858,923
                                              ---------------   ---------------

Net Increase in Net Assets
  Resulting from Operations ..................  $13,612,188       $10,616,512
                                              ===============   ===============


20      1-800-345-2021                        See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED) AND YEAR ENDED AUGUST 31, 2000

                                   HIGH-YIELD MUNICIPAL              INSURED TAX-FREE
Increase (Decrease)
  in Net Assets                   2001             2000             2001              2000

OPERATIONS
Net investment income ........ $   8,792,355   $  17,432,638   $   4,757,589   $  10,168,932
Net realized gain (loss)
  on investments .............     2,690,245      (8,233,096)        472,066      (1,412,516)
Change in net unrealized
  appreciation
  on investments .............     2,129,588       9,780,323       5,386,857       5,695,420
                               -------------   -------------   -------------   -------------
Net increase in net assets
  resulting from operations ..    13,612,188      18,979,865      10,616,512      14,451,836
                               -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...    (8,793,692)    (17,432,638)     (4,758,198)    (10,168,932)
                               -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....    38,839,727     172,991,105      14,964,597      56,784,848
Proceeds from reinvestment
  of distributions ...........     6,524,706      12,309,762       3,305,285       6,851,470
Payments for shares
  redeemed ...................   (38,032,151)   (210,619,110)    (15,213,941)    (81,183,690)
                               -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets from capital
  share transactions .........     7,332,282     (25,318,243)      3,055,941     (17,547,372)
                               -------------   -------------   -------------   -------------

Net increase (decrease)
  in net assets ..............    12,150,778     (23,771,016)      8,914,255     (13,264,468)

NET ASSETS
Beginning of period ..........   318,197,261     341,968,277     198,672,944     211,937,412
                               -------------   -------------   -------------   -------------
End of period ................ $ 330,348,039   $ 318,197,261   $ 207,587,199   $ 198,672,944
                               =============   =============   =============   =============
Undistributed net
  investment income ..........          --     $       1,337            --     $         609
                               =============   =============   =============   =============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold .........................     4,087,120      18,974,933       1,460,749       5,847,868
Issued in reinvestment
  of distributions ...........       687,771       1,348,647         322,261         703,467
Redeemed .....................    (3,998,590)    (23,142,289)     (1,494,489)     (8,371,917)
                               -------------   -------------   -------------   -------------
Net increase (decrease) ......       776,301      (2,818,709)        288,521      (1,820,582)
                               =============   =============   =============   =============


See Notes to Financial Statements               www.americancentury.com      21


Notes to Financial Statements
--------------------------------------------------------------------------------

FEBRUARY 28, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. California High-Yield Municipal Fund (High-Yield) and California Insured Tax-Free Fund (Insured) (the funds) are two of the seven funds issued by the trust. The funds are diversified under the 1940 Act. The funds seek income that is exempt from federal and California income taxes. High-Yield seeks to provide as high a level of current income as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities. Insured seeks to provide as high a level of current income as is consistent with safety of principal through investment in insured California municipal securities. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and distributed monthly. Distributions from net realized gains for the funds are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At August 31, 2000, High-Yield and Insured had accumulated net realized capital loss carryovers for federal income tax purposes of $5,122,430 (expiring
2008) and $476,531 (expiring 2008), respectively, which may be used to offset future taxable gains.

    High-Yield and Insured have elected to treat $6,426,841 and $1,326,277, respectively, of net capital losses incurred in the ten month period ended August 31, 2000, as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1925% to 0.3100% and 0.1625% to 0.2800%, for High-Yield and Insured, respectively. The rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended February 28, 2001, the effective annual management fee was 0.54% and 0.51% for High-Yield and Insured, respectively.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.


22      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

FEBRUARY 28, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for High-Yield and Insured totaled $66,948,442 and $30,066,768, respectively. Sales of investment securities, excluding short-term investments, for High-Yield and Insured totaled $62,427,167 and $28,467,834, respectively.

    As of February 28, 2001, accumulated net unrealized appreciation for High-Yield and Insured was $12,048,023 and $13,012,430, respectively, which consisted of unrealized appreciation of $14,266,678 and $13,588,933, respectively, and unrealized depreciation of $2,218,655 and $576,503, respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended February 28, 2001.


                                                 www.americancentury.com      23


California High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                      2001(1)     2000        1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $9.44       $9.36       $9.93     $9.68       $9.27       $9.11
                                     --------   ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income .............  0.26       0.52        0.49       0.51        0.55       0.56
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................  0.14       0.08       (0.46)      0.37        0.41       0.16
                                     --------   ---------   --------   ---------   --------   --------
  Total From Investment Operations ..  0.40       0.60        0.03       0.88        0.96       0.72
                                     --------   ---------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ........ (0.26)     (0.52)      (0.49)     (0.51)      (0.55)     (0.56)
  From Net Realized Gains on
  Investment Transactions ...........   --         --         --(2)     (0.12)        --         --
  In Excess of Net Realized Gains ...   --         --        (0.11)       --          --         --
                                     --------   ---------   --------   ---------   --------   --------
  Total Distributions ............... (0.26)     (0.52)      (0.60)     (0.63)      (0.55)     (0.56)
                                     --------   ---------   --------   ---------   --------   --------
Net Asset Value, End of Period ...... $9.58       $9.44       $9.36      $9.93       $9.68      $9.27
                                     ========   =========   ========   =========   ========   ========
  Total Return(3) ...................  4.27%      6.70%       0.26%      9.35%      10.61%      8.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............0.54%(4)     0.54%       0.54%      0.54%       0.50%      0.51%
Ratio of Net Investment Income
  to Average Net Assets .............5.47%(4)     5.64%       5.08%      5.23%       5.77%      5.99%
Portfolio Turnover Rate .............   20%        52%         59%        36%         46%        36%
Net Assets, End of Period
  (in thousands) ....................$330,348   $318,197    $341,968   $303,842    $192,831   $144,675

(1)  Six months ended February 28, 2001 (unaudited).

(2)  Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


24      1-800-345-2021                        See Notes to Financial Statements


California Insured Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                      2001(1)     2000        1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $10.13      $9.88      $10.60     $10.37      $10.00      $9.89
                                     --------   ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income .............  0.24       0.50        0.50       0.51        0.53       0.53
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................  0.30       0.25       (0.66)      0.39        0.37       0.11
                                     --------   ---------   --------   ---------   --------   --------
  Total From Investment Operations ..  0.54       0.75       (0.16)      0.90        0.90       0.64
                                     --------   ---------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ........ (0.24)     (0.50)      (0.50)     (0.51)      (0.53)     (0.53)
  From Net Realized Gains on
  Investment Transactions ...........   --         --        (0.04)     (0.16)        --         --
  In Excess of Net Realized Gains ...   --         --        (0.02)       --          --         --
                                     --------   ---------   --------   ---------   --------   --------
  Total Distributions ............... (0.24)     (0.50)      (0.56)     (0.67)      (0.53)     (0.53)
                                     --------   ---------   --------   ---------   --------   --------
Net Asset Value, End of Period ...... $10.43     $10.13       $9.88     $10.60      $10.37     $10.00
                                     ========   =========   ========   =========   ========   ========
  Total Return(2) ...................  5.42%      7.90%      (1.71)%     8.96%       9.25%      6.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............0.51%(3)     0.51%       0.51%      0.51%       0.48%      0.49%
Ratio of Net Investment Income
  to Average Net Assets .............4.78%(3)     5.12%       4.78%      4.91%       5.23%      5.30%
Portfolio Turnover Rate .............   15%        20%         32%        31%         46%        43%
Net Assets, End of Period
  (in thousands) ....................$207,587   $198,673    $211,937   $215,509    $189,145   $191,811

(1)  Six months ended February 28, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements               www.americancentury.com      25


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA HIGH-YIELD MUNICIPAL seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in California municipal securities. The fund typically invests a portion of its assets in lower-quality and unrated securities, which are subject to increased credit risk, default risk and liquidity risk. The fund is managed to maintain an average maturity of 10 years or more.

     CALIFORNIA INSURED TAX-FREE seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in insured California municipal securities. The fund is managed to maintain an average maturity of 10 years or more. Fund shares are not insured.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     THE LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The average maturity of the index is approximately 27 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the California High-Yield Municipal and Insured Tax-Free funds are:

     CALIFORNIA MUNICIPAL DEBT FUNDS (High-Yield Municipal) -- funds that invest at least 65% of assets in securities that are exempt from taxation in California.

     CALIFORNIA INSURED MUNICIPAL DEBT FUNDS (Insured Tax-Free) -- funds that invest at least 65% of assets in securities that are exempt from taxation in California and insured as to timely payment of interest and repayment of principal.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
      DAVE MACEWEN
      STEVEN PERMUT
   Credit Research Manager
      STEVEN PERMUT

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. CALIFORNIA HIGH-YIELD MUNICIPAL MAY INVEST MORE THAN 50% OF ITS PORTFOLIO IN SECURITIES THAT ARE BELOW INVESTMENT GRADE OR NOT RATED. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR
DEFINITIONS:

*    AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB--LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


26      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 24-25.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* 30-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free 30-day SEC yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS (CERTIFICATES OF PARTICIPATION)/ LEASES --securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO (GENERAL OBLIGATION) BONDS -- securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* PREREFUNDED/ETM BONDS -- securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


                                                 www.americancentury.com      27


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


28      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0401                                  American Century Investment Services, Inc.
SH-ANN-24835                       (c)2001 American Century Services Corporation

[front cover]


February 28, 2001

AMERICAN CENTURY
Semiannual Report

California Limited-Term Tax-Free
California Intermediate-Term Tax-Free
California Long-Term Tax-Free


                                 [american century logo and text logo (reg.sm)]


[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or events that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

   American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

CALIFORNIA LIMITED-TERM TAX-FREE
(BCSTX)
---------------------------------------

CALIFORNIA INTERMEDIATE-TERM TAX-FREE
(BCITX)
---------------------------------------

CALIFORNIA LONG-TERM TAX-FREE
(BCLTX)
---------------------------------------


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Times have certainly changed since we last wrote to you about six months ago. Back in the third quarter of 2000, California was still riding the crest of the technology wave and reveling in a period of fiscal prosperity. The economy was booming, tax revenues were soaring, the state budget was balanced, and to top it all off, California's credit rating had just been increased.

     However, storm clouds were already appearing on the horizon. The technology-oriented Nasdaq Composite stock index had dropped almost 30% from its March 10, 2000, high. Energy prices were skyrocketing, power shortages were cropping up, and U.S. economic growth was clearly slowing. Fortunately, the clouds had a silver lining--stock market weakness and the slowing economy provided a favorable backdrop for U.S. bonds, and municipal bonds were swept up in the rally.

     The bond rally continued through the period covered by this report, the six months ended February 28, 2001. The California Limited-Term, Intermediate-Term, and Long-Term Tax-Free funds each provided total returns that were better than historical averages for six-month periods (see pages 5, 12, and 20).

     Other challenges, however, surfaced for California investors and residents. The weakening U.S. and global economies, the Nasdaq's continued decline (as technology companies struggled), and California's power crisis, combined to raise near-term financial questions about the state's bond issuers.

     Answers to those questions are still being determined as events unfold, but through the efforts of our municipal credit research team, the funds avoided exposure to debt issued by California's troubled utilities. The team is closely monitoring California's economic and financial situation, paying particular attention to issuers and holdings in the high-yield municipal market. American Century's municipal investment team reviews the California economy, fund performance, and fund strategy in more detail beginning on page 3.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ................   2
   Market Perspective ...............   3
   Municipal Credit Review ..........   4
CALIFORNIA LIMITED-TERM TAX-FREE
   Performance Information ..........   5
   Management Q&A ...................   6
   Portfolio at a Glance ............   6
   Schedule of Investments ..........   8
CALIFORNIA INTERMEDIATE-TERM TAX-FREE
   Performance Information ..........  12
   Management Q&A ...................  13
   Portfolio at a Glance ............  13
   Schedule of Investments ..........  15
CALIFORNIA LONG-TERM TAX-FREE
   Performance Information ..........  20
   Management Q&A ...................  21
   Portfolio at a Glance ............  21
   Schedule of Investments ..........  23
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ...................  26
   Statement of Operations ..........  27
   Statement of Changes
      in Net Assets .................  28
   Notes to Financial
      Statements ....................  29
   Financial Highlights .............  31
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ...............  34
      Comparative Indices ...........  34
      Lipper Rankings ...............  34
      Investment Team
         Leaders ....................  34
      Credit Rating
         Guidelines .................  34
   Glossary .........................  35


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Weakening economic conditions, falling interest rates, and stock market losses boosted municipal bond prices. Total returns were higher than the historical average.

* The municipal bond rally was particularly strong in the fourth quarter of 2000, then tapered off in the first two months of 2001.

* Bond supply and demand conditions were favorable at the beginning of the period, less so at the end.

*   Investment-grade bonds outperformed high-yield bonds.

CREDIT REVIEW

* Although California began facing significant challenges, credit quality for most of the state remained quite strong during the period.

* In recognition of its huge and diversified economy and the state government's fiscal prudence last year, California received a credit rating upgrade in September 2000.

* Despite increasing concerns about a national recession, California's economic growth remained positive during the period.

* Soaring energy costs, power shortages, the Nasdaq's plunge, and the prospect of lower tax revenues presented challenges for the state. S&P placed California's GO debt ratings on negative "CreditWatch."

* We have a talented, experienced, and dedicated municipal credit research team that's monitoring California's economic and financial situation closely.

CALIFORNIA LIMITED-TERM TAX-FREE

* The fund provided an attractive total return that reflected the generally favorable market conditions (see page 5).

* By working closely with our municipal credit research team, we were able to minimize the impact of the California electric utilities crisis on the portfolio.

* We favored a greater concentration in short- and long-term bonds throughout most of the six months.

CALIFORNIA INTERMEDIATE-TERM  TAX-FREE

* The fund's favorable return reflected the upbeat market conditions for municipal bonds (see page 12).

* Thanks largely to our municipal credit research team, the California electric utilities crisis had minimal impact on the fund.

* We made conservative adjustments to the portfolio's interest rate sensitivity as conditions warranted, while favoring short- and long-term bonds.

CALIFORNIA LONG-TERM TAX-FREE

* The portfolio performed well, producing better returns and more state and federal tax-free income than the average of the funds in its Lipper group (see page 20).

* The two biggest reasons for our outperformance were our below-average expenses and the way we structured the coupons of the portfolio's bonds.

* We responded to early signs of the power crisis by reducing the portfolio's exposure to general obligation (GO) bonds and increasing its insured holdings.

[left margin]

                     CALIFORNIA
                LIMITED-TERM TAX-FREE
                      (BCSTX)
    TOTAL RETURNS:             AS OF 2/28/01
       6 Months                        3.30%*
       1 Year                          7.61%
    30-DAY SEC YIELD:                  3.26%
    INCEPTION DATE:                   6/1/92
    NET ASSETS:               $147.9 million

                     CALIFORNIA
              INTERMEDIATE-TERM TAX-FREE
                      (BCITX)
    TOTAL RETURNS:             AS OF 2/28/01
       6 Months                        3.93%*
       1 Year                         10.17%
    30-DAY SEC YIELD:                  3.53%
    INCEPTION DATE:                  11/9/83
    NET ASSETS:               $454.0 million

                     CALIFORNIA
                 LONG-TERM TAX-FREE
                      (BCLTX)
    TOTAL RETURNS:             AS OF 2/28/01
       6 Months                        5.05%*
       1 Year                         14.08%
    30-DAY SEC YIELD:                  4.24%
    INCEPTION DATE:                  11/9/83
    NET ASSETS:               $315.3 million

* Not annualized.

See Total Returns on pages 5, 12, and 20.
Investment terms are defined in the Glossary on pages 35-36.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

MUNICIPAL BONDS RALLIED

     Weakening economic conditions, falling interest rates, and stock market losses boosted municipal bond prices during the six months ended February 28, 2001. As a result, municipal bonds produced better total returns than the historical average (see the index returns table at right).

     During the final four months of 2000, mounting optimism that the Federal Reserve would cut interest rates in early 2001 sent muni yields lower and prices higher. The Fed delivered on market expectations in January, cutting interest rates a full percent in two moves, although it declined to follow through with more cuts in February.

     Disappointment over the lack of further rate cuts, concerns that President Bush's proposed tax cuts might mute demand for tax-sheltered investments, and a growing supply of munis as issuers refinanced, caused the rally to lose momentum in February.

SUPPLY AND DEMAND BECAME  LESS FAVORABLE

     The municipal bond rally was aided initially by favorable supply and demand factors. On the supply side, strong economic conditions over the past several years bolstered the financial stability of many municipal issuers, reducing their borrowing needs.

     Demand, meanwhile, increased as investors sought a comparatively safe haven from the wobbly stock market and tried to lock in some relatively high tax-equivalent yields.

     Although demand remained pretty firm in January and February, supply grew as issuers increasingly sought to lock in lower rates by issuing new debt and refinancing older bonds.

HIGH-QUALITY TRUMPED HIGH-YIELD

     Lower-rated (BB and below) and unrated bonds--which make up the high-yield municipal bond sector--lagged investment-grade muni bonds (those rated BBB or higher).

     One reason was that high-yield bonds aren't as interest rate sensitive as higher-rated bonds--the interest income of higher-yield bonds cushions the impact of changing rates. That's an advantage when rates are climbing (and prices are falling) but a disadvantage when rates are falling (and prices are climbing), as they were recently.

     Another source of high-yield sector underperformance relative to the investment-grade sector was the well-documented trouble experienced by two types of high-yield bond issuers. Municipal bonds issued by companies performed poorly as corporate profitability weakened, and health care-related bonds languished as financial problems related to reimbursements, cost-cutting, and competition lingered.

[right margin]

"WEAKENING ECONOMIC CONDITIONS, FALLING INTEREST RATES, AND STOCK MARKET LOSSES BOOSTED MUNICIPAL BOND PRICES."

MUNICIPAL BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001
   LEHMAN THREE-YEAR
      MUNICIPAL INDEX           4.07%
   LEHMAN FIVE-YEAR GENERAL
      OBLIGATION INDEX          4.58%
   LEHMAN LONG-TERM
      MUNICIPAL INDEX           6.23%

Source: Lipper Inc., Russell/Mellon Analytical

[line graph - data below]

FALLING & STEEPENING MUNICIPAL YIELD CURVE

YEARS TO
MATURITY       8/31/00       2/28/01
1               4.28%         3.35%
2               4.35%         3.50%
3               4.39%         3.62%
4               4.43%         3.72%
5               4.47%         3.82%
6               4.52%         3.92%
7               4.56%         4.01%
8               4.62%         4.13%
9               4.68%         4.24%
10              4.74%         4.35%
11              4.82%         4.45%
12              4.90%         4.55%
13              4.98%         4.64%
14              5.07%         4.73%
15              5.15%         4.82%
16              5.20%         4.86%
17              5.25%         4.90%
18              5.30%         4.94%
19              5.35%         4.98%
20              5.40%         5.02%
21              5.41%         5.03%
22              5.42%         5.04%
23              5.43%         5.05%
24              5.44%         5.06%
25              5.44%         5.07%
26              5.45%         5.07%
27              5.45%         5.07%
28              5.46%         5.08%
29              5.46%         5.08%
30              5.47%         5.08%

Source: Bloomberg Financial Markets


                                                 www.americancentury.com      3


California Municipal Credit Review
--------------------------------------------------------------------------------

SIZE, DIVERSITY, AND FISCAL PRUDENCE MATTERED

     Although California began facing significant challenges, credit quality for most of the state remained quite strong during the six months ended February 28, 2001.

     In recognition of its huge and diversified economy and the state's fiscal prudence last year, California received a credit rating upgrade (to Standard & Poor's AA) in September 2000. By year end, despite the downturn in the technology sector and the growing power crisis, the state still had a large budget surplus. Surging tax revenues--including capital gains taxes--helped boost the surplus.

     California's economic growth remained positive during the period. Much of the state's persistent strength stemmed from its economic diversity. Rising international exports and gains in agriculture, defense, and entertainment helped offset the dot-com shakeout.

CHALLENGES FOR THE NEW MILLENIUM

     However, soaring energy costs, power shortages, the Nasdaq's plunge, and the prospect of lower tax revenues presented challenges for the state. If California couldn't find a way to pay for power, other than tapping into its general fund, the state's budget surplus could evaporate. Reflecting this risk, S&P placed California's general obligation (GO) and general fund appropriation-backed debt ratings on negative "CreditWatch," pending the resolution of the power crisis in a way that won't drain the state's coffers.

     Despite new long-term power contracts, proposed rate hikes, and the planned issuance of $10 billion or more in electric revenue bonds to finance the state's power purchases, California remained on CreditWatch, and is likely to remain so until the threat to the budget surplus no longer exists. As a result, many California municipal bonds have been forced to trade at higher yields that reflect an implicit single-A credit rating.

WHAT'S AHEAD

     Much has happened in both the California and the national economies in a very short time and it's impossible to say exactly how it will play out. What we can say with assurance is that we have a talented, experienced, and dedicated municipal credit research team that's monitoring California's economic and financial situation closely. We also believe our California investment portfolios are well positioned, with minimal exposure to uninsured state GO debt and increased insured holdings.

     California's recent experiences provided excellent reminders that investing in municipal securities through mutual funds presents clear advantages--including diversification, professional credit analysis, and liquidity. This is a tricky time for individual investors to be evaluating the financial strength of municipal bonds, and diversification becomes very important as sudden economic and financial developments affect the markets.

[left margin]

"WE HAVE A TALENTED, EXPERIENCED, AND DEDICATED MUNICIPAL CREDIT RESEARCH TEAM THAT'S MONITORING CALIFORNIA'S ECONOMIC AND FINANCIAL SITUATION CLOSELY."

MUNICIPAL CREDIT
RESEARCH TEAM
   Manager
      STEVEN PERMUT
   Municipal Credit Analysts
      DAVID MOORE
      BILL MCCLINTOCK
      TIM BENHAM
      BRAD BODE

"THIS IS A TRICKY TIME FOR INDIVIDUAL INVESTORS TO BE EVALUATING THE FINANCIAL STRENGTH OF MUNICIPAL BONDS."


4      1-800-345-2021


California Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 2001

             CALIFORNIA                           CALIF. SHORT-INTERM.
            LIMITED-TERM   LEHMAN 3-YEAR         MUNICIPAL DEBT FUNDS(2)
              TAX-FREE    MUNICIPAL INDEX   AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)     3.30%          4.07%             3.01%            --
1 YEAR          7.61%          7.73%             6.56%        4 OUT OF 14
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         4.52%          4.81%             3.66%        1 OUT OF 13
5 YEARS         4.57%          4.88%             3.83%        1 OUT OF 10
LIFE OF FUND    4.72%          5.19%            4.79%(3)      2 OUT OF 2(3)

The fund's inception date was 6/1/92.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 6/30/92, the date nearest the fund's inception for which data are available.

See pages 34-35 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 2/28/01
Lehman 3-Year Municipal Index            $15,491
California Limited-Term Tax-Free         $14,970

                  California
                 Limited-Term         Lehman 3-Year
                   Tax-Free          Municipal Index
DATE                VALUE                 VALUE
6/1/1992           $10,000               $10,000
6/30/1992          $10,074               $10,122
9/30/1992          $10,277               $10,357
12/31/1992         $10,413               $10,451
3/31/1993          $10,616               $10,662
6/30/1993          $10,754               $10,822
9/30/1993          $10,913               $10,976
12/31/1993         $11,029               $11,100
3/31/1994          $10,880               $10,951
6/30/1994          $10,941               $11,070
9/30/1994          $11,036               $11,175
12/31/1994         $10,961               $11,176
3/31/1995          $11,289               $11,489
6/30/1995          $11,517               $11,732
9/30/1995          $11,682               $11,982
12/31/1995         $11,872               $12,167
3/31/1996          $11,902               $12,235
6/30/1996          $11,993               $12,334
9/30/1996          $12,161               $12,497
12/31/1996         $12,339               $12,708
3/31/1997          $12,383               $12,759
6/30/1997          $12,626               $12,995
9/30/1997          $12,842               $13,217
12/31/1997         $12,997               $13,405
3/31/1998          $13,127               $13,543
6/30/1998          $13,247               $13,696
9/30/1998          $13,573               $13,967
12/31/1998         $13,636               $14,035
3/31/1999          $13,776               $14,191
6/30/1999          $13,668               $14,129
9/30/1999          $13,813               $14,270
12/31/1999         $13,789               $14,311
3/31/2000          $14,013               $14,456
6/30/2000          $14,212               $14,655
9/30/2000          $14,469               $14,890
12/31/2000         $14,760               $15,201
2/28/2001          $14,970               $15,491

$10,000 investment made 6/1/92

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 3-Year Municipal Bond Index is provided for comparison in each graph. California Limited-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED FEBRUARY 28)

                  California
                 Limited-Term         Lehman 3-Year
                   Tax-Free          Municipal Index
DATE                RETURN                RETURN
2/28/1993*           6.73%                 6.94%
2/28/1994            2.93%                 3.67%
2/28/1995            2.00%                 2.72%
2/29/1996            6.82%                 7.71%
2/28/1997            3.90%                 4.56%
2/28/1998            5.40%                 5.42%
2/28/1999            4.86%                 5.24%
2/29/2000            1.20%                 1.44%
2/28/2001            7.61%                 7.73%

* From 6/1/92 (the fund's inception date) to 2/28/93.


                                                 www.americancentury.com      5


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Kenneth Salinger]

     An interview with Kenneth Salinger, a portfolio manager on the California Tax-Free and Municipal funds investment team. Ken, who joined American Century's municipal team in 1992, replaced Todd Pardula, who now concentrates his efforts on our municipal money market funds.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 2001?

     California Limited-Term Tax-Free performed well. The fund returned 3.30%, compared with the 3.01% average return of the 15 "California Short-Intermediate Municipal Debt Funds" tracked by Lipper Inc. (See the previous page for other performance information.)

     Longer-term performance was even more impressive. California Limited-Term Tax-Free's three- and five-year returns ranked the fund # 1 among its Lipper peers.

LET'S START BY ADDRESSING THE QUESTION ON MANY INVESTORS' MINDS: HOW DID THE ELECTRIC UTILITY CRISIS IMPACT THE FUND?

     Fortunately, the crisis had minimal impact. That's largely thanks to our seasoned credit research team, which identified the potential risks well ahead of time. As a result, we didn't have any bonds with exposure to the electric utilities industry when the problems began to surface.

     We feel it's important to work closely with the credit research team to track market trends and identify developing problems. We believe that this approach helps us better avoid situations like the current one.

BUT WHAT ABOUT THE FUND'S INDIRECT EXPOSURE?

     We accounted for that important point, too. Given the state's involvement, we determined that California general obligation bonds (GOs) could come under pressure. So we decided to insure the majority of the GOs in the portfolio. That not only bumped up their credit ratings to the highest level possible--AAA--but also provided interest and principal coverage.

     Insuring the bonds when we did proved a very timely decision, too. Later that same day, a major bond credit rating agency put the state of California on negative credit watch. That sent the prices of California GOs sharply lower, pushing yields nearly 20 basis points (0.20%) higher in some cases. But insured GOs saw their yields increase only half that amount.

WITH THOSE DETAILS OUT OF THE WAY, LET'S TALK ABOUT HOW YOU MANAGED THE FUND. WHAT STRUCTURAL ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO?

     We favored a barbell structure throughout most of the six months. Such a structure emphasizes short- and long-term bonds, while underweighting those in the middle. A barbell tends to work well when rates are declining because the portfolio's long-term bonds help capture the price gains from falling rates, while the shorter-term securities help to keep the fund's interest rate sensitivity in check.

[left margin]

"WE FEEL IT'S IMPORTANT TO WORK CLOSELY WITH THE CREDIT RESEARCH TEAM TO TRACK MARKET TRENDS AND IDENTIFY DEVELOPING PROBLEMS."

YIELDS AS OF FEBRUARY 28, 2001
30-DAY SEC YIELD               3.26%
30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET          4.99%
   37.42% TAX BRACKET          5.21%
   41.95% TAX BRACKET          5.62%
   45.22% TAX BRACKET          5.95%

Yields are for combined state and federal  income tax brackets.

PORTFOLIO AT A GLANCE
                        2/28/01      8/31/00
NUMBER OF SECURITIES      95           76
WEIGHTED AVERAGE
   MATURITY             4.1 YRS      3.5 YRS
AVERAGE DURATION        3.4 YRS      3.0 YRS
EXPENSE RATIO           0.51%*        0.51%

* Annualized.

Investment terms are defined in the Glossary on pages 35-36.


6      1-800-345-2021


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We built the barbell by concentrating the portfolio in municipal bonds maturing inside of two years, and ones maturing in eight to nine years. Overall, that positioning paid off as bond yields, especially short-term ones, generally fell.

THAT TAKES CARE OF YOUR STRUCTURAL STRATEGIES, BUT HOW ABOUT DURATION? WHAT DID YOU DO THERE?

     We kept duration--the portfolio's sensitivity to interest rate changes--in a fairly narrow band around three years through early December. That was a roughly neutral position compared with the Lipper group and made sense given the uncertain economic outlook.

     But as economic conditions worsened, the likelihood grew that the Federal Reserve would lower rates to try to avoid a recession. Plus, municipal bonds tend to perform well in January because of favorable supply and demand factors. So we lengthened out to around 3.5 years, slightly longer than the fund's peers.

     With the U.S. economy remaining weak, we've kept duration fairly close to that mark ever since, which has helped us lock in higher rates.

SPEAKING OF THE U.S. ECONOMY, WHAT'S YOUR OUTLOOK?

     Overall, we think the near-term outlook is rather gloomy. Expectations for U.S. economic growth have fallen sharply this year. While 3% growth for 2001 seemed likely toward the end of 2000, half that pace appears more probable at this point. So even if we don't officially slip into a recession, which is becoming a distinct possibility, we're still facing a far harder landing than the Fed had hoped to engineer.

     The international scene doesn't look any brighter in our opinion, especially in Japan. The nation's most widely watched stock index, the Nikkei, fell to 16-year lows in early March amid financial and political turmoil. If things worsen in Japan, the world's second-largest economy, then the global economic outlook could further deteriorate. And that could cause the Fed to lower short-term rates even more aggressively.

     Then again, if U.S. stocks finally bottom out and head higher, that could fuel greater consumer confidence and spending--the backbone of our economy's growth. If such a scenario developed, the Fed would likely lower rates more slowly.

WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

     Municipal bonds should perform fairly well if economic conditions remain bleak, though they might suffer some if conditions greatly improve and stocks rebound. During the past year, municipal bonds have enjoyed a favorable supply/demand imbalance that has boosted returns; while demand has been strong, issuance has been relatively light. That's meant the same or more dollars chasing fewer securities, which has boosted prices. For the most part, we expect that situation to continue.

WITH THOSE PERSPECTIVES IN MIND, WHAT ARE YOUR PLANS FOR THE FUND?

     We feel the portfolio is well positioned for the current environment. That means we will continue to emphasize a barbell structure for now. We also expect to work closely with our credit research team to monitor the market in case slowing economic growth sparks any negative credit trends.

     And just in case conditions worsen, we will probably focus even more on top-credit bonds. During times such as these, highly rated bonds tend to be easier to buy and sell than lower-credit ones. That gives us added flexibility in case conditions change sharply.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
          % OF FUND INVESTMENTS
           AS OF        AS OF
          2/28/01      8/31/00
AAA         57%          50%
AA          18%          22%
A           16%          15%
BBB          9%          13%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 34 for more information.

TOP FIVE SECTORS (AS OF 2/28/01)
                          % OF FUND INVESTMENTS
GO                                  23%
COPS/LEASES                         21%
HOSPITAL REVENUE                    10%
WATER AND SEWER REVENUE              9%
HOUSING REVENUE                      6%

TOP FIVE SECTORS (AS OF 8/31/00)
                          % OF FUND INVESTMENTS
COPS/LEASES                         22%
GO                                  20%
HOSPITAL REVENUE                     9%
HOUSING REVENUE                      8%
ELECTRIC REVENUE                     6%

Investment terms are defined in the Glossary on pages 35-36.


                                                 www.americancentury.com      7


California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 97.1%
CALIFORNIA -- 86.6%
               $1,235,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.50%, 7/1/03                         $  1,246,547
                2,450,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.80%, 7/1/06                            2,489,641
                  400,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Odd Fellows Home), 4.40%,
                              8/15/02                                    404,860
                  400,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Odd Fellows Home), 4.55%,
                              8/15/03                                    408,168
                  425,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Odd Fellows Home), 4.65%,
                              8/15/04                                    436,964
                1,145,000  California Educational Facilities
                              Auth. Rev., (Pepperdine
                              University), 5.125%, 1/15/02
                              (AMBAC)                                  1,166,686
                1,710,000  California Educational Facilities
                              Auth. Rev., Series 1997 A,
                              (University of Southern
                              California), 5.60%, 10/1/01              1,736,898
                1,910,000  California Educational Facilities
                              Auth. Rev., Series 1997 A,
                              (University of Southern
                              California), 5.60%, 10/1/03              2,017,476
                  395,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.45%, 4/1/02                   399,993
                  420,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.55%, 4/1/03                   430,164
                  440,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.65%, 4/1/04                   455,783
                  465,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.75%, 4/1/05                   486,567
                1,000,000  California Health Facilities
                              Financing Auth. Rev., (Sisters
                              Providence), 5.25%, 10/1/01              1,012,210

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  580,000  California Health Facilities
                              Financing Auth. Rev., Series
                              2000 A, (Lodi Memorial
                              Hospital), 5.00%, 9/1/10              $    606,570
                1,965,000  California Mobilehome Park
                              Financing Auth. Rev., Series
                              2000 A, (Union City Tropics),
                              4.80%, 8/15/06 (ACA)                     1,991,056
                1,000,000  California Public Works Board
                              Lease Rev., Series 1997 A,
                              (California Community Colleges),
                              5.00%, 4/1/02                            1,020,160
                1,485,000  California Public Works Board
                              Lease Rev., Series 1994 A,
                              (Community College Projects),
                              9.00%, 10/1/03                           1,685,401
                1,000,000  California Public Works Board
                              Lease Rev., Series 1993 A,
                              (Various University of California
                              Projects), 5.50%, 6/1/10                 1,109,730
                2,325,000  California State GO, 6.10%,
                              2/1/02 (AMBAC)                           2,389,914
                1,000,000  California State GO, 6.35%,
                              11/1/04 (FGIC)                           1,098,110
                4,275,000  California State GO, 6.50%,
                              2/1/08 (AMBAC)                           4,933,905
                4,500,000  California State GO, 5.00%,
                              6/1/08 (AMBAC)                           4,823,280
                2,500,000  California State GO, 4.50%,
                              10/1/08 (FSA)                            2,605,175
                1,500,000  California State GO, 4.30%,
                              12/1/08 (FGIC)                           1,544,310
                2,500,000  California State GO, 5.00%,
                              12/1/09 (AMBAC)                          2,691,650
                  405,000  California Statewide Communities
                              Development Auth. Special Tax,
                              Series 2001 A, 3.10%,
                              10/1/03 (FSA)(1)                           402,509
                  415,000  California Statewide Communities
                              Development Auth. Special Tax,
                              Series 2001 A, 3.20%,
                              10/1/04 (FSA)(1)                           411,448
                  430,000  California Statewide Communities
                              Development Auth. Special Tax,
                              Series 2001 A, 3.30%,
                              10/1/05 (FSA)(1)                           424,844
                1,350,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.25%, 2/1/04               1,364,108
                  895,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.00%, 2/1/07                 913,115
                  895,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.125%, 2/1/08                915,898
                1,245,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.125%, 2/1/09              1,269,315


8      1-800-345-2021                          See Notes to Financial Statements


California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  675,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.25%, 2/1/10            $    690,660
                  860,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 5.25%, 2/1/11                 874,938
                  915,000  Chino Valley Unified School
                              District COP, Series 2001 A,
                              4.00%, 9/1/06 (FSA)                        932,449
                  725,000  Chino Valley Unified School
                              District COP, Series 2001 A,
                              4.00%, 9/1/09 (FSA)                        728,379
                3,000,000  East Bay Municipal Utility District
                              Rev., 5.20%, 6/1/08 (MBIA)               3,124,380
                4,200,000  East Bay-Delta Housing & Finance
                              Agency Lease Rev., Series
                              2000 A, (Lease Purchase
                              Project), 4.75%, 6/1/05 (MBIA)           4,253,004
                1,000,000  Encinitas Unified School District
                              COP, 5.00%, 9/1/01                       1,009,030
                1,190,000  Imperial Irrigation District Electric
                              Rev. COP, (Water Systems),
                              5.50%, 7/1/09 (AMBAC)                    1,319,484
                1,255,000  Imperial Irrigation District Electric
                              Rev. COP, (Water Systems),
                              5.50%, 7/1/10 (AMBAC)                    1,395,811
                3,000,000  Lake Elsinore Recreation Auth.
                              Rev., Series 2000 A, (Public
                              Facilities Project), 4.60%,
                              2/1/02 (LOC: Union Bank
                              of California)                           3,034,350
                2,955,000  Los Angeles Building Auth. Lease
                              Rev., Series 1995 A, 5.30%,
                              5/1/01                                   2,966,584
                  500,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Package Project), 4.75%,
                              7/1/07 (ACA)                               504,740
                  615,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Package Project),
                              4.875%, 7/1/08 (ACA)                       622,534
                4,875,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1997 I,
                              (Central Business District),
                              5.00%, 11/15/01                          4,925,700
                2,380,000  Los Angeles County Capital Asset
                              Leasing Corp. Rev., Series
                              1999 A, (California Equipment
                              Program), 4.70%, 6/1/02                  2,411,844
                1,045,000  Los Angeles County Capital Asset
                              Leasing Corp. Rev., Series
                              1999 A, (California Equipment
                              Program), 4.875%, 12/1/02                1,065,931
                1,500,000  Los Angeles County Capital Asset
                              Leasing Corp. Rev., Series
                              2000 A, (California Equipment
                              Program), 4.125%, 12/1/03                1,526,550

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  500,000  Los Angeles County Community
                              Facilities District No. 3, Series
                              2000 A, (Improvement Area B),
                              4.125%, 9/1/05 (AMBAC)                $    512,825
                1,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%, 7/1/02
                              (AMBAC)                                  1,035,040
                2,645,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A,
                              (Proposition A), 5.50%, 7/1/02
                              (MBIA)(2)                                2,725,382
                1,360,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1996 A, 6.00%, 9/1/04
                              (MBIA)                                   1,472,962
                3,000,000  Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1997 A, (Regional Park
                              and Open Space District),
                              5.00%, 10/1/01                           3,036,690
                1,000,000  Los Angeles County Schools
                              Pooled Financing Program GO,
                              Series 2000 B, 5.00%, 10/2/01            1,011,610
                1,400,000  Los Angeles Unified School
                              District COP, Series 2000 B,
                              5.25%, 10/1/04 (MBIA)                    1,487,080
                1,110,000  Los Angeles Wastewater System
                              Rev., Series 1996 A, 6.00%,
                              2/1/03 (FGIC)                            1,164,046
                1,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 6.375%, 7/1/02                     1,030,250
                1,500,000  Murrieta Valley Unified School
                              District GO, Series 1998 A,
                              5.15%, 9/1/13 (FGIC)(3)                    834,330
                1,230,000  Orange County Rev., Series
                              1995 A, (Recovery), 6.00%,
                              6/1/08 (MBIA)                            1,393,073
                2,300,000  Pacific Housing & Finance Agency
                              Lease Rev., Series 1999 A,
                              (Pass Thru Obligation-Lease
                              Purchase), 4.625%, 12/1/04
                              (MBIA)                                   2,331,372
                1,800,000  Poway Unified School District
                              Special Tax, (Community
                              Facilities District No. 1), 5.00%,
                              10/1/07 (MBIA)                           1,931,904
                  585,000  Rancho Water District Financing
                              Auth. Rev., Series 2001 A,
                              5.00%, 8/1/07(1)                           626,909
                  760,000  Riverside County Public Financing
                              Auth., (Winchester
                              Reassessment), 3.375%,
                              9/2/05 (AMBAC)                             753,874
                1,000,000  Riverside County Public Financing
                              Auth., (Winchester
                              Reassessment), 3.50%, 9/2/06
                              (AMBAC)                                    994,300


See Notes to Financial Statements                www.americancentury.com      9


California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Riverside County Public Financing
                              Auth., (Winchester
                              Reassessment), 3.80%, 9/2/09
                              (AMBAC)                               $    989,030
                1,000,000  Sacramento County Sanitation
                              District Auth. Rev., Series
                              2000 A, 4.60%, 12/1/02                   1,023,790
                1,000,000  Sacramento County Sanitation
                              District Auth. Rev., Series
                              2000 A, 4.70%, 12/1/03                   1,036,710
                3,800,000  Sacramento County Sanitation
                              District Auth. Rev., Series
                              2000 A, 5.10%, 12/1/09                   4,125,052
                  825,000  Sacramento Schools Insurance
                              Auth. Rev., Series 1993 C,
                              (Workers Compensation
                              Program), 5.75%, 6/1/03(4)                 847,490
                1,000,000  San Bernardino County COP,
                              Series 1995 A, (Medical Center
                              Financing), 5.20%, 8/1/04
                              (MBIA)                                   1,057,210
                5,000,000  San Diego Unified School District
                              GO, Series 2000 A, 5.25%,
                              10/4/01                                  5,065,850
                  795,000  San Diego Unified School District
                              GO, Series 2000 B, 4.70%,
                              7/1/09 (MBIA)(3)                           561,381
                  675,000  San Diego Unified School District
                              GO, Series 2000 B, 4.77%,
                              7/1/10 (MBIA)(3)                           452,594
                1,085,000  Santa Barbara County COP,
                              4.90%, 3/1/01                            1,085,163
                3,120,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              2000 B, (Multiple Facilities),
                              5.50%, 5/15/04 (AMBAC)                   3,318,214
                2,000,000  Santa Clara County Financing
                              Auth. Lease Rev., Series
                              2000 B, (Multiple Facilities),
                              5.50%, 5/15/07 (AMBAC)                   2,194,020
                1,025,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 5.00%,
                              12/1/01                                  1,026,794
                1,075,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 4.80%,
                              12/2/02                                  1,074,441
                1,240,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 5.00%,
                              12/1/05                                  1,220,656
                  960,000  Tehachapi COP, (Installment Sale),
                              4.80%, 11/1/04 (FSA)                     1,005,514
                3,175,000  Whittier Health Facility Rev.,
                              (Presbyterian Intercommunity),
                              5.50%, 6/1/02 (MBIA)                     3,265,805
                                                                    ------------
                                                                     127,970,184
                                                                    ------------
PUERTO RICO -- 6.5%
                2,500,000  Childrens Trust Fund Tobacco
                              Settlement Rev., 5.00%, 7/1/08           2,532,800

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1995 W, 6.50%,
                              7/1/05 (MBIA)                         $  1,113,630
                1,500,000  Puerto Rico Electric Power Auth.
                              Rev., Series 1999 FF, 5.25%,
                              7/1/09 (MBIA)                            1,631,235
                1,775,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 A,
                              5.00%, 8/1/02                            1,816,801
                1,000,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 B,
                              5.00%, 8/1/01                            1,006,800
                1,530,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 B,
                              5.00%, 8/1/04                            1,602,675
                                                                    ------------
                                                                       9,703,941
                                                                    ------------
NORTHERN MARIANA ISLANDS -- 1.5%
                1,425,000  Northern Mariana Islands
                              Commonwealth GO, Series
                              2000 A, 5.00%, 6/1/06 (ACA)              1,462,976
                  675,000  Northern Mariana Islands
                              Commonwealth GO, Series
                              2000 A, 5.50%, 6/1/07 (ACA)                709,722
                                                                    ------------
                                                                       2,172,698
                                                                    ------------
U.S. VIRGIN ISLANDS -- 2.5%
                1,000,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1992 A, (Matching
                              Fund Loan Notes), 7.25%,
                              10/1/02, Prerefunded at 102%
                              of Par(4)                                1,079,130
                1,500,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 C, 5.50%,
                              10/1/07                                  1,559,085
                1,000,000  Virgin Islands Water & Power
                              Auth. Electric System Rev.,
                              5.00%, 7/1/02                            1,007,480
                                                                    ------------
                                                                       3,645,695
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           143,492,518
                                                                    ------------
   (Cost $139,961,780)

SHORT-TERM MUNICIPAL SECURITIES -- 2.9%
CALIFORNIA -- 2.9%
                1,630,630  Koch Certificates Trust 1999-2
                              Rev., VRDN, 3.47%, 3/1/01
                              (AMBAC) (SBBPA: State Street
                              Bank & Trust Co.) (Acquired
                              1/17/01, Cost $1,630,630)(5)             1,630,630
                2,600,000  Newport Beach Rev., Series
                              1996 A, (Hoag Memorial
                              Hospital), VRDN, 1.55%,
                              3/1/01                                   2,600,000
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  4,230,630
                                                                    ------------
   (Cost $4,230,630)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $147,723,148
                                                                    ============
   (Cost $144,192,410)


10      1-800-345-2021                         See Notes to Financial Statements


California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

FEBRUARY 28, 2001 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 2001.

(1)  When-issued security.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(4) Escrowed to maturity in U.S. government securities or state and local government securities.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at February 28, 2001, was $1,630,630 which represented 1.1% of net assets.


See Notes to Financial Statements               www.americancentury.com      11


California Intermediate-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 2001

                CALIFORNIA                       CALIF. INTERMEDIATE
                INT.-TERM   LEHMAN 5-YEAR      MUNICIPAL DEBT FUNDS(2)
                 TAX-FREE      GO INDEX     AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)        3.93%        4.58%            3.96%             --
1 YEAR            10.17%        9.51%           10.18%        16 OUT OF 34
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            4.83%        5.04%            4.62%        11 OUT OF 27
5 YEARS            5.25%        5.27%            5.09%         7 OUT OF 20
10 YEARS           6.17%        6.16%            5.96%         1 OUT OF 3

The fund's inception date was 11/9/83.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 34-35 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 2/28/01
California Intermediate-Term Tax-Free    $18,206
Lehman 5-Year GO Index                   $18,186

                  California
               Intermediate-Term      Lehman 5-Year
                   Tax-Free              GO Index
DATE                VALUE                 VALUE
2/28/1991          $10,000               $10,000
2/29/1992          $10,766               $10,893
2/28/1993          $12,129               $12,106
2/28/1994          $12,615               $12,550
2/28/1995          $12,787               $12,798
2/29/1996          $14,095               $14,065
2/28/1997          $14,688               $14,735
2/28/1998          $15,805               $15,694
2/28/1999          $16,668               $16,592
2/29/2000          $16,528               $16,606
2/28/2001          $18,206               $18,186

$10,000 investment made 2/28/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year General Obligation Index is provided for comparison in each graph. California Intermediate-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED FEBRUARY 28)

                  California
               Intermediate-Term      Lehman 5-Year
                   Tax-Free              GO Index
DATE                RETURN                RETURN
2/29/1992            7.66%                 8.92%
2/28/1993           12.66%                11.12%
2/28/1994            4.01%                 3.67%
2/28/1995            1.36%                 1.97%
2/29/1996           10.23%                 9.91%
2/28/1997            4.21%                 4.76%
2/28/1998            7.60%                 6.50%
2/28/1999            5.46%                 5.72%
2/29/2000           -0.84%                 0.09%
2/28/2001           10.17%                 9.51%


12      1-800-345-2021


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Robert Miller]

     An interview with Robert Miller, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 2001?

     California Intermediate-Term Tax-Free's attractive return reflected the mostly favorable bond market conditions described on page three. The fund returned 3.93%, keeping pace with the 3.96% average return of the 34 "California Intermediate Municipal Debt Funds" tracked by Lipper Inc. (See the previous page for other performance comparisons.)

LET'S DIVE RIGHT INTO HOW CALIFORNIA'S ELECTRIC UTILITY CRISIS AFFECTED THE
FUND.

     Fortunately, the crisis had minimal impact. That's largely thanks to our seasoned credit research team, which identified the potential risks well ahead of time. As a result, we limited our electric utilities exposure to issuers that our analysts did not expect to be negatively impacted by the developing problems.

     We work hand-in-hand with the research team to track market trends and identify developing problems. We believe that this approach helps us better avoid situations like the current one, and that translates into better performance for our investors.

BUT WHAT ABOUT THE FUND'S INDIRECT EXPOSURE?

     That's another very important consideration that we examined. Given the state's involvement, we determined that California general obligation bonds
(GOs) could come under pressure. So we decided to insure nearly all of the GOs in the portfolio. That not only bumped up their credit ratings to the highest level possible--AAA--but also provided interest and principal coverage.

     Insuring the bonds when we did proved a very timely decision, too. Later that same day, a major bond credit rating agency put the state of California on negative credit watch. That sent the prices of California GOs sharply lower, pushing yields nearly 20 basis points (0.20%) higher in some cases. But insured GOs experienced only around half that depreciation and yield increase.

     So the price we paid to insure those bonds was amply justified. In fact, if we had waited until after the rating agency's announcement, the cost to insure the bonds would have more than doubled.

LET'S MOVE ON TO HOW YOU MANAGED THE PORTFOLIO'S INTEREST RATE SENSITIVITY.

     As always, we managed the fund's interest rate sensitivity, or duration, conservatively, making only minor strategic adjustments. Going into the six months, California Intermediate-Term Tax-Free's duration was slightly longer than the average of its Lipper peers at about 5.5 years. As economic conditions worsened and the bond rally seemed likely to continue, we lengthened slightly, as did the Lipper group. So by the end of December, the fund's duration was close to 5.7 years.

[right margin]

"WE WORK HAND-IN-HAND WITH THE RESEARCH TEAM TO TRACK MARKET TRENDS AND IDENTIFY DEVELOPING PROBLEMS."

YIELDS AS OF FEBRUARY 28, 2001
30-DAY SEC YIELD               3.53%
30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET          5.41%
   37.42% TAX BRACKET          5.64%
   41.95% TAX BRACKET          6.08%
   45.22% TAX BRACKET          6.44%

Yields are for combined state and federal  income tax brackets.

PORTFOLIO AT A GLANCE
                        2/28/01      8/31/00
NUMBER OF SECURITIES     133          147
WEIGHTED AVERAGE
   MATURITY             8.8 YRS      8.4 YRS
AVERAGE DURATION        5.5 YRS      5.5 YRS
EXPENSE RATIO           0.51%*        0.51%

* Annualized.

Investment terms are defined in the Glossary on pages 35-36.


                                                www.americancentury.com      13


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We have shortened duration some since that time because demand for municipal bonds has moderated somewhat this year, and because we expect a greater influx of supply going forward. California Intermediate-Term Tax-Free's duration was at a more peer-neutral 5.5 years at the end of the period.

HOW ABOUT STRUCTURAL ADJUSTMENTS? WHAT STRATEGIES DID YOU EMPLOY THERE?

     We favored a somewhat barbelled structure throughout most of the six months. Such a structure emphasizes short- and long-term bonds, while underweighting those in the middle. A barbell tends to work well when rates are declining because the portfolio's long-term bonds help to capture the price gains from falling rates, while the shorter-term securities help to keep duration in check.

     So that structure paid off late in 2000 and should boost performance going forward too, especially if U.S. growth continues to slow and rates continue to fall.

SPEAKING OF U.S. GROWTH, WHAT'S  YOUR OUTLOOK?

     Overall, we think the near-term outlook for the economy is gloomy in just about any direction you look. Expectations for U.S. economic growth continue to fall, layoffs are mounting, and the possibility of a recession appears to be growing. In response, the Federal Reserve has been actively cutting borrowing rates in an attempt to shore up the faltering economy. But the stock market has remained weak because corporate earnings growth has fallen to rather abysmal levels compared with recent years. In turn, that's exerted downward pressure on consumer sentiment and spending--the backbone of the U.S. economy.

     About the only area of relative strength seems to be the housing market, but even this sector is beginning to weaken. The bottom line is that we're facing a far harder landing than the Fed had hoped to engineer.

WHAT DOES THAT OUTLOOK MEAN FOR CALIFORNIA, SPECIFICALLY?

     It's likely to translate into challenges for California as well. The state has been flush with tax revenues in recent years, but a significant portion of those revenues resulted from payroll taxes. And roughly 20% of that money came from dot-com investors cashing in their stocks and paying huge capital gains. With the Nasdaq down about 60% from its high in March 2000, those capital gains revenues haven't exactly been flowing freely into the state's coffers. Plus, sales tax revenues aren't as strong because consumers are spending their dollars more frugally. Add in California's utilities crisis and the significant fixed expenditures to which the state is already committed, and we're pretty cautious about California's economic and credit prospects for this year.

WITH THOSE PERSPECTIVES IN MIND, WHAT ARE YOUR PLANS FOR THE FUND?

     We like how the portfolio is positioned for now. That means we will continue to emphasize a barbell structure until conditions change, while maintaining our focus on high-credit-quality bonds.

     We also expect to reduce the portfolio's exposure to economically sensitive holdings, while emphasizing essential-service revenue bonds, such as water and sewer bonds, with high credit ratings. And we will continue to work closely with our credit research team to monitor any developing trends resulting from the slowing national and state economies.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
           % OF FUND INVESTMENTS
            AS OF        AS OF
           2/28/01      8/31/00
AAA         67%          73%
AA          20%          17%
A           10%           8%
BBB          3%           2%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 34 for more information.

TOP FIVE SECTORS (AS OF 2/28/01)
                          % OF FUND INVESTMENTS
GO                                  26%
COPS/LEASES                         23%
WATER AND SEWER REVENUE             11%
SALES TAX REVENUE                    7%
ELECTRIC REVENUE                     6%

TOP FIVE SECTORS (AS OF 8/31/00)
                          % OF FUND INVESTMENTS
COPS/LEASES                         24%
GO                                  17%
WATER AND SEWER REVENUE             12%
ELECTRIC REVENUE                     8%
SALES TAX REVENUE                    6%

Investment terms are defined in the Glossary on pages 35-36.


14      1-800-345-2021


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 97.3%
CALIFORNIA -- 92.2%
             $  4,845,000  Alameda County COP, (Santa Rita

                              Jail), 5.375%, 6/1/09 (MBIA)          $  5,325,382
                2,685,000  Alisal Unified School District GO,
                              Series 2000 A, 6.38%, 5/1/24
                              (FGIC)(1)                                  778,355
                2,450,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.80%, 7/1/06                            2,489,641
                2,095,000  Burbank Redevelopment Agency
                              Tax Allocation, (West Olive),
                              6.50%, 12/1/01 (AMBAC)                   2,150,161
                1,240,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 6.125%, 4/1/13                1,324,605
                1,605,000  California Educational Facilities
                              Auth. Rev., Series 2000 B,
                              (Pooled College & University
                              Projects), 6.625%, 6/1/20                1,716,371
                1,745,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.625%, 11/1/02(2)            1,815,271
                1,205,000  California Health Facilities
                              Financing Auth. Rev., Series
                              2000 A, (Lodi Memorial
                              Hospital), 5.00%, 9/1/09                 1,263,262
                1,000,000  California Infrastructure &
                              Economic Development Bank
                              Rev., Series 2000 A, (Scripps
                              Research Institute), 5.625%,
                              7/1/20                                   1,044,580
                1,075,000  California Mobilehome Park
                              Financing Auth. Rev., Series
                              2000 A, (Union City Tropics),
                              5.375%, 8/15/14 (ACA)                    1,100,865
                4,520,000  California Public Works Board
                              Lease Rev. COP, Series 1992 A,
                              (Archives Building Project),
                              6.20%, 12/1/05 (AMBAC)                   5,034,647
                3,000,000  California Public Works Board
                              Lease Rev. COP, Series 1994 A,
                              (Various University of California
                              Projects), 6.15%, 11/1/04,
                              Prerefunded at 102% of Par               3,272,550
                4,000,000  California Public Works Board
                              Lease Rev. COP, Series 1998 A,
                              (California Community Colleges),
                              5.25%, 12/1/12 (AMBAC)                   4,297,480
                1,270,000  California Public Works Board
                              Lease Rev. COP, Series 1993 B,
                              (Various California Universities),
                              5.55%, 6/1/10 (MBIA-IBC)                 1,416,291
                2,350,000  California Public Works Board
                              Lease Rev. COP, Series 1993 B,
                              (Various University of California
                              Projects), 5.25%, 6/1/20                 2,450,087

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,480,000  California Public Works Board
                              Lease Rev. COP, Series 1997 C,
                              (California State University),
                              5.25%, 10/1/13                        $  2,624,807
                4,795,000  California State Department of
                              Water Resource Rev., Series
                              1992 J-2, (Central Valley),
                              5.80%, 12/1/04                           5,189,581
                2,000,000  California State Department of
                              Water Resource Rev., Series
                              1998 U, (Central Valley),
                              5.125%, 12/1/12                          2,127,480
                1,855,000  California State GO, 7.00%,
                              11/1/06 (FGIC)                           2,162,021
                2,000,000  California State GO, 6.40%,
                              9/1/07                                   2,283,840
                5,000,000  California State GO, 7.50%,
                              10/1/07 (MBIA)                           6,053,300
                2,475,000  California State GO, 8.00%,
                              11/1/07 (FGIC)                           2,938,543
                1,500,000  California State GO, 5.25%,
                              10/1/09 (AMBAC)                          1,628,895
                4,480,000  California State GO, 6.00%,
                              10/1/09 (AMBAC)                          5,141,651
                3,350,000  California State GO, 5.75%,
                              4/1/10 (AMBAC)                           3,780,777
               10,000,000  California State GO, 5.00%,
                              10/1/12 (MBIA-IBC)                      10,581,300
               10,000,000  California State GO, 5.25%,
                              10/1/14 (AMBAC)                         10,614,599
                6,340,000  California State GO, 5.25%,
                              9/1/16 (AMBAC)                           6,622,193
                8,000,000  California Statewide Communities
                              Development Auth. COP,
                              (California Lutheran Homes),
                              5.375%, 11/15/06(2)                      8,711,920
                2,385,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System
                              Obligation Group), 6.50%,
                              7/1/03(2)                                2,552,999
                2,500,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System
                              Obligation Group), 5.25%,
                              7/1/11                                   2,654,150
                2,180,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System
                              Obligation Group), 5.00%,
                              7/1/12                                   2,249,629
                3,230,000  California Statewide Communities
                              Development Auth. Special Tax
                              Rev., Series 2000 B,
                              (Brentwood School), 5.75%,
                              10/1/20                                  3,428,613
                2,545,000  Capistrano Unified Public
                              Financing Auth. Special Tax Rev.,
                              Series 1996 A, (First Lien),
                              6.00%, 9/1/06 (AMBAC)                    2,836,301


See Notes to Financial Statements               www.americancentury.com      15


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,220,000  California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 6.00%, 2/1/20            $  1,258,918
                3,110,000  Central Valley School District
                              Financing Auth. GO, Series
                              1998 A, 6.40%, 8/1/09(1)                 2,177,653
                2,075,000  Chabot Las Positas Community
                              College District COP, 5.50%,
                              12/1/10 (FSA)                            2,312,754
                5,435,000  Contra Costa Transportation Auth.
                              Sales Tax Rev., Series 1993 A,
                              6.00%, 3/1/05 (FGIC)                     5,927,357
                1,220,000  Coronado Community
                              Development Agency Tax
                              Allocation COP, 6.00%, 9/1/08
                              (FSA)                                    1,360,776
                2,570,000  East Bay Municipal Utility District
                              Water System Rev., 6.00%,
                              6/1/05                                   2,700,967
                7,000,000  East Bay-Delta Housing & Finance
                              Agency Lease Rev., Series
                              2000 A, (Lease Purchase
                              Project), 4.75%, 6/1/05 (MBIA)           7,088,340
                4,000,000  El Cajon Redevelopment Agency
                              COP, 5.20%, 10/1/15
                              (AMBAC)                                  4,172,720
                2,550,000  Fremont Union High School
                              District Santa Clara County GO,
                              Series 2000 B, 5.25%, 9/1/16             2,667,479
                8,245,000  Fresno Special Tax, (Community
                              Facilities District No. 3), 4.75%,
                              9/1/05 (LOC: Rabobank
                              International)                           8,250,607
                1,285,000  Garden Grove Agency Community
                              Development Tax Allocation,
                              5.30%, 10/1/02                           1,303,311
                7,350,000  Imperial Irrigation District COP,
                              (Electrical System), 6.50%,
                              11/1/07 (MBIA)                           8,493,440
                1,675,000  Imperial Irrigation District COP,
                              (Water Systems), 5.50%,
                              7/1/16 (AMBAC)                           1,794,277
                2,510,000  Inglewood Redevelopment Agency
                              Tax Allocation, Series 1998 A,
                              (Merged Redevelopment),
                              5.25%, 5/1/23 (AMBAC)                    2,612,232
                2,715,000  Irvine Unified School District
                              Special Tax, (Community
                              Facilities District No. 86-1),
                              5.50%, 11/1/10 (AMBAC)                   2,988,835
                1,420,000  Long Beach Financing Auth. Rev.,
                              6.00%, 11/1/17                           1,636,110
                4,000,000  Los Angeles Capital Asset Lease
                              Rev. COP, 5.875%, 12/1/05
                              (AMBAC)                                  4,395,360
                1,030,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Package Project), 5.30%,
                              7/1/13 (ACA)                             1,034,398

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,085,000  Los Angeles Community
                              Redevelopment Agency Parking
                              System Rev., (Cinerama Dome
                              Public Package Project),
                              5.375%, 7/1/14 (ACA)                  $  1,087,474
                1,155,000  Los Angeles Convention and
                              Exhibition Center Auth. Lease
                              Rev. COP, Series 1993 A,
                              6.00%, 8/15/10 (MBIA)                    1,331,068
                3,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A,
                              (Proposition A), 5.25%, 7/2/12
                              (MBIA)                                   3,190,260
                2,000,000  Los Angeles County Sanitation
                              Districts Financing Auth. Rev.,
                              Series 1993 A, (Capital), 5.20%,
                              10/2/05                                  2,117,720
                4,665,000  Los Angeles County Transportation
                              Commission COP, Series
                              1992 B, 6.20%, 7/1/03                    4,912,105
                2,000,000  Los Angeles County Transportation
                              Commission COP, Series
                              1992 B, 6.25%, 7/1/04                    2,109,820
                3,515,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              Series 1992 A, (Proposition C),
                              6.20%, 7/1/04                            3,797,255
                3,765,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              Series 1992 A, (Proposition C),
                              6.40%, 7/1/06                            4,219,097
                3,115,000  Los Angeles Unified School
                              District GO, Series 1999 C,
                              5.50%, 7/1/12 (MBIA)(2)                  3,425,098
                8,000,000  Los Angeles Unified School
                              District GO, Series 2000 D,
                              5.625%, 7/1/14 (FGIC)                    8,766,000
                4,780,000  Los Angeles Wastewater System
                              Rev., Series 1992 B, 6.20%,
                              6/1/02, Prerefunded at 102%
                              of Par (AMBAC)(2)                        5,053,655
                3,500,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 8.00%, 7/1/08                      4,391,660
                6,215,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 2001 A, 5.25%,
                              7/1/11                                   6,792,995
                6,500,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 2001 A, 5.375%,
                              7/1/13                                   7,088,055
                3,020,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 2001 A, 5.25%,
                              3/1/14                                   3,232,548
                1,700,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 2001 A, 5.25%,
                              3/1/15                                   1,804,414


16      1-800-345-2021                        See Notes to Financial Statements


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  5,980,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 2001 B, 5.25%,
                              3/1/16                                $  6,289,046
                1,100,000  Mojave Water Agency
                              Improvement District GO,
                              (Morongo Basin), 5.40%,
                              9/1/08 (FGIC)                            1,200,298
                1,020,000  Ontario Redevelopment Financing
                              Auth. Local Agency Rev., Series
                              1995 A, 5.80%, 9/2/06 (FSA)              1,090,156
                2,210,000  Orange County Local
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A, 5.70%,
                              2/15/08                                  2,458,050
                1,500,000  Orange County Recovery COP,
                              Series 1996 A, 6.00%, 7/1/07
                              (MBIA)                                   1,684,785
                1,330,000  Oxnard Harbor District Rev.,
                              7.00%, 8/1/04 (FSA)                      1,479,199
                2,000,000  Pico Rivera Water Auth. Rev.,
                              Series 1999 A, (Water Systems),
                              5.50%, 5/1/19                            2,172,160
                2,125,000  Placer Union High School District
                              GO, Series 2000 A, 6.375%,
                              8/1/22 (FGIC)(1)                           679,235
                2,370,000  Rancho Water District Financing
                              Auth. Rev., 6.90%, 8/15/16(1)            1,100,130
                1,060,000  Redding Joint Powers Financing
                              Auth. Electric System Rev.,
                              Series 1996 A, 6.25%, 6/1/07
                              (MBIA)                                   1,204,944
                1,010,000  Richmond Joint Powers Financing
                              Auth. Rev., Series 1995 A,
                              5.30%, 5/15/06                           1,071,418
               17,000,000  Sacramento City Financing Auth.
                              COP, Series 1993 A, 5.40%,
                              11/1/20 (AMBAC)                         18,164,499
                1,890,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 C, 5.75%, 11/15/07
                              (MBIA)(2)                                1,987,373
                2,820,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 C, 5.75%, 11/15/07
                              (MBIA)                                   2,963,341
                1,000,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 A, 6.25%, 8/15/10
                              (MBIA)                                   1,170,220
                3,500,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1994 H, 5.75%, 1/2/11
                              (MBIA)                                   3,719,975
                3,105,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.70%, 7/1/17
                              (AMBAC)                                  3,477,010
                5,000,000  San Bernardino County COP,
                              Series 1995 A, (Medical Center),
                              5.75%, 8/1/07 (MBIA)                     5,558,550

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  5,000,000  San Bernardino County
                              Transportation Auth. Rev., Series
                              2001 A, 5.00%, 3/1/08                 $  5,355,000
                7,200,000  San Diego County Water Auth.
                              Rev. COP, Series 1991 A,
                              6.125%, 5/1/03                           7,376,976
                2,030,000  San Diego Redevelopment
                              Agency Tax Allocation Rev.,
                              (Horton Plaza), 5.70%, 11/1/17           2,105,760
                2,635,000  San Diego Redevelopment
                              Agency Tax Allocation Rev.,
                              (Horton Plaza), 5.80%, 11/1/21           2,735,578
                1,460,000  San Diego Redevelopment
                              Agency Tax Allocation Rev.,
                              (North Park), 5.90%, 9/1/25              1,490,324
                4,000,000  San Diego Regional Transportation
                              Commission Sales Tax Rev.,
                              Series 1994 A, 6.00%, 4/1/04
                              (FGIC)                                   4,297,160
                6,905,000  San Diego Unified School District
                              GO, Series 1999 A, 4.97%,
                              7/1/13(1)                                3,889,587
                2,255,000  San Francisco City & County
                              Educational Facilities Unified
                              School District GO, Series
                              1999 B, 5.50%, 6/15/12                   2,453,575
                5,075,000  San Francisco City & County
                              Redevelopment Agency Rev.,
                              (Geo Moscone), 7.05%,
                              7/1/11(1)                                3,204,710
                3,405,000  San Francisco Port Commission
                              Rev., 5.625%, 7/1/02                     3,502,689
                1,250,000  San Francisco Port Commission
                              Rev., 5.90%, 7/1/09                      1,343,188
                4,580,000  San Jose Financing Auth. Rev.,
                              Series 1993 A, (Convention
                              Center), 6.10%, 9/1/06                   4,718,041
                3,950,000  San Jose Financing Auth. Rev.,
                              Series 1993 C, (Convention
                              Center), 6.00%, 9/1/05                   4,069,290
                3,875,000  San Jose Redevelopment Agency
                              Tax Allocation, Series 1992 A,
                              (Merged Area Redevelopment),
                              6.00%, 8/1/02 (MBIA)(2)                  3,968,969
                1,500,000  San Leandro COP, (Seismic
                              Retrofit Financing), 5.90%,
                              6/1/13                                   1,566,900
                2,680,000  San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.25%, 6/1/18 (MBIA)             2,847,848
                1,015,000  Santa Ana Police Administration
                              COP, Series 1994 A, 5.50%,
                              7/1/07 (MBIA)                            1,088,009
                2,825,000  Santa Clara County Financing
                              Auth. COP, Series 2000 B,
                              (Multiple Facilities Projects),
                              5.00%, 5/15/02 (AMBAC)                   2,888,732
                2,975,000  Santa Clara County Financing
                              Auth. COP, Series 2000 B,
                              (Multiple Facilities Projects),
                              5.00%, 5/15/03 (AMBAC)                   3,082,308


See Notes to Financial Statements               www.americancentury.com      17


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,075,000  Santa Clara Valley Water District
                              Rev. COP, Series 2000 A,
                              5.20%, 2/1/13                         $  2,217,075
                1,250,000  Santa Monica-Malibu Unified
                              School District GO, 5.25%,
                              8/1/13                                   1,361,450
                3,500,000  South Pasadena Unified School
                              District GO, Series 1996 A,
                              5.55%, 11/1/20                           3,805,795
                2,285,000  Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/01                2,313,128
                2,935,000  Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/12                3,532,331
                3,090,000  Southern California Public Power
                              Auth. Rev., (Southern
                              Transmission), 5.625%, 7/1/03
                              (MBIA)                                   3,242,306
                2,000,000  Southern California Public Power
                              Auth. Rev., Series 1998 A,
                              (Southern Transmission), 5.25%,
                              7/1/10                                   2,167,880
                4,065,000  Southern California Rapid Transit
                              District COP, (Workers
                              Compensation), 6.20%, 7/1/02
                              (MBIA)                                   4,206,096
                5,000,000  Southern California Rapid Transit
                              District COP, (Workers
                              Compensation), 6.40%, 7/1/04
                              (MBIA)                                   5,175,250
                2,000,000  Stanislaus County COP, 5.50%,
                              5/1/06 (MBIA)                            2,174,400
                1,800,000  Sweetwater Auth. Water Rev.,
                              5.25%, 4/1/10 (AMBAC)                    1,966,428
                1,150,000  Taft Public Financing Auth. Lease
                              Rev., Series 1997 A,
                              (Community Correctional
                              Facility), 5.50%, 1/1/06                 1,206,753
                1,735,000  Watsonville Hospital Insured Rev.,
                              Series 1996 A, 5.45%, 7/1/03
                              (California Mortgage Insurance)(2)       1,813,734
                3,980,000  Whittier Health Facility Rev.,
                              (Presbyterian Intercommunity),
                              6.00%, 6/1/06 (MBIA)                     4,410,517
                1,465,000  Woodland Wastewater System
                              COP, 6.00%, 3/1/06 (AMBAC)               1,618,810
                                                                    ------------
                                                                     405,823,891
                                                                    ------------
NORTHERN MARIANA ISLANDS  -- 0.5%
                1,000,000  Northern Mariana Islands
                              Commonwealth GO, Series
                              2000 A, 5.50%, 6/1/08                    1,052,350
                1,000,000  Northern Mariana Islands
                              Commonwealth GO, Series
                              2000 A, 5.50%, 6/1/09                    1,051,710
                                                                    ------------
                                                                       2,104,060
                                                                    ------------
Principal Amount
--------------------------------------------------------------------------------
PUERTO RICO -- 4.4%
             $  5,000,000  Childrens Trust Fund Tobacco
                              Settlement Rev., 5.00%, 7/1/08        $  5,065,600
                3,000,000  Puerto Rico Commonwealth
                              Infrastructure Financing Auth.
                              Special Tax Rev., Series 1998 A,
                              5.50%, 7/1/08 (AMBAC)                    3,302,700
                2,500,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 A,
                              5.00%, 8/1/02                            2,558,875
                3,000,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 A,
                              5.00%, 8/1/03 (FSA)                      3,108,990
                1,450,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 B,
                              6.00%, 8/1/15 (FSA)                      1,624,566
                3,090,000  Puerto Rico Public Buildings Auth.
                              Rev., Series 1995 A, 6.25%,
                              7/1/09 (AMBAC)                           3,572,874
                                                                    ------------
                                                                      19,233,605
                                                                    ------------
U.S. VIRGIN ISLANDS -- 0.2%
                1,050,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 A, (Sr. Lien),
                              5.50%, 10/1/13                           1,066,758
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           428,228,314
                                                                    ------------
   (Cost $410,418,449)

SHORT-TERM MUNICIPAL SECURITIES -- 2.7%
CALIFORNIA -- 2.7%
                2,490,587  Koch Certificates Trust 1999-2
                              Rev., VRDN, 3.47%, 3/1/01
                              (AMBAC) (SBBPA: State Street
                              Bank & Trust Co.) (Acquired
                              2/20/01, Cost $2,490,587)(3)             2,490,587
                3,700,000  Orange County Rev., 2.40%,
                              3/1/01                                   3,700,000
                2,250,000  Riverside County Community
                              Facilities Districts, (Special Tax
                              No. 89-1), VRDN, 2.70%,
                              3/1/01 (LOC: KBC Bank N.V.)              2,250,000
                3,500,000  Tracy Multifamily Housing Rev.,
                              Series 1992 A, (Sycamore
                              Village Apartments), VRDN,
                              2.75%, 3/1/01                            3,500,000
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                 11,940,587
                                                                    ------------
   (Cost $11,940,587)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $440,168,901
                                                                    ============
   (Cost $422,359,036)


18      1-800-345-2021                        See Notes to Financial Statements


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

FEBRUARY 28, 2001 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insured Bond Certificates

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 2001.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at February 28, 2001, was $2,490,587 which represented 0.5% of net assets.


See Notes to Financial Statements               www.americancentury.com      19


California Long-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF FEBRUARY 28, 2001

                CALIFORNIA                         CALIFORNIA MUNICIPAL
                LONG-TERM   LEHMAN LONG-TERM           DEBT FUNDS(2)
                TAX-FREE    MUNICIPAL INDEX   AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)       5.05%          6.23%             4.35%            --
1 YEAR           14.08%         16.39%            12.72%       37 OUT OF 114
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           4.90%          5.11%             4.14%        8 OUT OF 99
5 YEARS           5.86%          6.56%             5.27%        1 OUT OF 83
10 YEARS          7.19%          7.96%             6.67%        3 OUT OF 40

The fund's inception date was 11/9/83.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 34-35 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 2/28/01
Lehman Long-Term Municipal Index         $21,502
California Long-Term Tax-Free            $20,023

                  California
                   Long-Term        Lehman Long-Term
                   Tax-Free          Municipal Index
DATE                VALUE                 VALUE
2/28/1991          $10,000               $10,000
2/29/1992          $10,986               $11,138
2/28/1993          $12,573               $12,954
2/28/1994          $13,392               $13,768
2/28/1995          $13,415               $13,900
2/29/1996          $15,059               $15,646
2/28/1997          $15,814               $16,612
2/28/1998          $17,343               $18,516
2/28/1999          $18,413               $19,702
2/29/2000          $17,551               $18,474
2/28/2001          $20,023               $21,502

$10,000 investment made 2/28/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California Long-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED FEBRUARY 28)

                  California
                   Long-Term        Lehman Long-Term
                   Tax-Free          Municipal Index
DATE                RETURN                RETURN
2/29/1992            9.86%                11.37%
2/28/1993           14.45%                16.33%
2/28/1994            6.51%                 6.27%
2/28/1995            0.17%                 0.96%
2/29/1996           12.26%                12.56%
2/28/1997            5.01%                 6.18%
2/28/1998            9.67%                11.47%
2/28/1999            6.17%                 6.40%
2/29/2000           -4.68%                -6.23%
2/28/2001           14.08%                16.39%


20      1-800-345-2021


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwen]

     An interview with Dave MacEwen, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA LONG-TERM TAX-FREE PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 2001?

     The fund performed quite well, both absolutely and relative to its competitors. It returned 5.05%, beating the 4.35% average return of 119 "California Municipal Debt Funds" tracked by Lipper Inc.

     The fund's longer-term results were also better than most of its peers. For the one-, three-, and five-year periods ended February 28, 2001, the fund ranked in at least the top third of its peer group (see the previous page for more fund performance comparisons).

HOW DID ITS YIELD COMPARE?

     California Long-Term Tax-Free produced more federal and state tax-free income than its peers. The fund's 30-day SEC yield as of February 28, 2001, was 4.24%, compared with the 4.02% average of the Lipper category. The fund's yield translated into a tax-equivalent yield of 7.74% for investors in the highest combined federal and state income tax bracket (see table at right).

WHAT HELPED THE FUND OUTPACE ITS PEERS DURING THE SIX-MONTH PERIOD?

     Some of California Long-Term Tax-Free's solid performance and above-average yield can be attributed to its below-average expenses, which were less than half that of its peer group average at the end of February.

     But the key reason the fund outperformed was our "coupon barbell" strategy. We had very light exposure to par bonds, which traded at face value, and very heavy portfolio weightings in higher-coupon premium bonds and lower-coupon discount bonds.

     Premiums trade above face value and carry above-market interest rates. They helped boost the fund's yield. Discount bonds trade below their face value and carry interest rates below prevailing rates. They benefited because they were highly interest rate sensitive--a function of the fact that their below-market coupons provided little incentive for their issuers to refinance or redeem them before maturity. As interest rates declined, discount bonds enjoyed outsized gains.

DID YOU DO ANYTHING ELSE TO BOOST THE FUND'S INTEREST RATE SENSITIVITY?

     Nothing significant--as a rule, we make only modest adjustments to the fund's duration, generally keeping it within a year of the duration of our portfolio benchmark. (Duration is a measure of interest rate sensitivity--the longer a fund's duration, the more its share price tends to rise or fall when rates change.) At the end of the period, the fund's duration was 8.5 years, meaning its share price would rise or fall approximately 8.5% in response to a 1% change in interest rates.

[right margin]

"THE KEY REASON THE FUND OUTPERFORMED  WAS OUR 'COUPON BARBELL' STRATEGY."

YIELDS AS OF FEBRUARY 28, 2001
30-DAY SEC YIELD               4.24%
30-DAY TAX-EQUIVALENT YIELDS
   34.70% TAX BRACKET          6.49%
   37.42% TAX BRACKET          6.78%
   41.95% TAX BRACKET          7.30%
   45.22% TAX BRACKET          7.74%

Yields are for combined state and federal  income tax brackets.

PORTFOLIO AT A GLANCE
                         2/28/01       8/31/00
NUMBER OF SECURITIES       86            81
WEIGHTED AVERAGE
   MATURITY             17.6 YRS      17.2 YRS
AVERAGE DURATION         8.5 YRS       8.5 YRS
EXPENSE RATIO            0.51%*         0.51%

* Annualized.

Investment terms are defined in the Glossary on pages 35-36.


                                                www.americancentury.com      21


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

FALLING INTEREST RATES PROMPTED MORE MUNICIPAL BOND ISSUERS TO REDEEM (CALL) OLDER, MORE EXPENSIVE DEBT. HOW DID YOU COPE WITH THESE CALLS?

     Municipal bond investors dislike calls because they receive their investments back prior to maturity and if they want to reinvest the proceeds, they must often do so at lower interest rates. Discount bonds helped insulate the fund from these redemptions because issuers have little financial incentive to call bonds paying below-market interest rates. Also, the fund was well positioned in non-callable bonds, which can't be redeemed prior to their maturity, and bonds with relatively long call dates, which provide a measure of protection against issuers redeeming bonds before maturity.

WHAT IMPACT DID CALIFORNIA'S POWER CRISIS HAVE ON THE FUND?

     Thanks to the very disciplined analysis of our municipal bond research team, the fund didn't own any bonds issued by either Pacific Gas and Electric or Southern California Edison. Both utilities teetered near bankruptcy as they struggled to cover soaring wholesale costs, sending their bond prices plummeting.

     Recognizing that the state might be pressed to bail out these utilities and pay for power for their customers, we reduced our exposure to uninsured general obligation bonds (GOs) issued by the state and increased our holdings in insured bonds--in some cases, by buying bond insurance for uninsured bonds. These moves paid off when Standard & Poor's put uninsured California GO ratings on negative "CreditWatch."

     Given all the uncertainty surrounding the power crisis--coupled with concerns about the slowing economy--insured bonds outpaced uninsured bonds. As of February 28, approximately 66% of the fund was invested in insured bonds.

WHAT'S YOUR OUTLOOK FOR THE CALIFORNIA MUNICIPAL MARKET?

     We're moderately bullish. Clearly the economy has slowed, which suggests to us that the Federal Reserve will continue to cut interest rates to stimulate growth. Falling interest rates would most likely bode well for municipal bond prices.

     California's economic and financial health are concerns, and we'll be closely watching the fallout from the power crisis and the downturn of the technology industry.

WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS OR SO?

     We think the portfolio is positioned well for current conditions. In anticipation of falling interest rates, we're likely to maintain a neutral to slightly long duration and continue to emphasize call protection. If the economy suffers a sharper-than-expected downturn, credit quality will become a greater issue, but we're well prepared for that. As of February 28, 2001, nearly 70% of the portfolio's holdings were rated AAA, and the portfolio's average credit rating was AA.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
             % OF FUND INVESTMENTS
               AS OF        AS OF
              2/28/01      8/31/00
AAA             63%          62%
AA              11%          12%
A               16%          17%
BBB             10%           9%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 34 for more information.

TOP FIVE SECTORS (AS OF 2/28/01)
                         % OF FUND INVESTMENTS
COPS/LEASES                        20%
GO                                 18%
TAX ALLOCATION REVENUE             13%
HOSPITAL REVENUE                   10%
ELECTRIC REVENUE                    7%

TOP FIVE SECTORS (AS OF 8/31/00)
                         % OF FUND INVESTMENTS
COPS/LEASES                        20%
TAX ALLOCATION REVENUE             13%
GO                                 10%
HOSPITAL REVENUE                    9%
PREREFUNDED/ETM                     7%

Investment terms are defined in the Glossary on pages 35-36.


22      1-800-345-2021


California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 96.7%
CALIFORNIA -- 95.4%
             $  2,300,000  Alameda County COP, 6.80%,
                              6/15/17 (MBIA)(1)                     $  1,008,228
                5,400,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              5.125%, 7/1/18                           5,046,300
                1,000,000  Blythe Redevelopment No. 1 Tax
                              Allocation GO, 5.80%, 5/1/28               996,510
                2,700,000  Brea Public Finance Auth. Rev.
                              Tax Allocation, (Project AB),
                              7.00%, 8/1/15 (MBIA)                     2,792,043
                1,220,000  Brea Redevelopment Agency Tax
                              Allocation, (Project AB), 6.125%,
                              8/1/13 (MBIA)                            1,311,634
                4,000,000  California Educational Facilities
                              Auth. Rev., (Pepperdine
                              University), 5.75%, 9/15/30              4,205,120
                1,500,000  California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 6.30%, 4/1/21                 1,571,940
                1,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1988 A, (H.M. Newhall
                              Memorial Hospital), 8.00%,
                              10/1/18 (California Mortgage
                              Insurance)                               1,505,355
                3,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/09(1)                        1,996,710
                2,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1991 B, (Adventist Health),
                              6.75%, 3/1/14 (MBIA)                     2,556,725
                2,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1992 A, 6.75%, 3/1/20,
                              (California Mortgage Insurance)          2,092,560
                1,290,000  California Health Facilities
                               Financing Auth. Rev., Series
                              1992 C, (AIDS Healthcare
                              Foundation), 6.25%, 9/1/17
                              (California Mortgage Insurance)          1,343,509
                5,165,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1993 C, (St. Francis Memorial
                              Hospital), 5.875%, 11/1/23(2)            5,710,011
                3,015,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1994 G, 7.25%, 8/1/17             3,093,842
                1,290,000  California Housing Finance
                              Agency Multi-Unit Rental Rev.,
                              6.875%, 2/1/22                           1,309,673
               14,100,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections),
                              5.25%, 6/1/15 (FSA)                     15,241,676

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  3,000,000  California State GO, 6.125%,
                              10/1/11 (AMBAC)                       $  3,504,930
                3,180,000  California State GO, 5.00%,
                              10/1/12 (MBIA-IBC)                       3,364,853
                9,000,000  California State GO, 4.50%,
                              12/1/21 (FGIC)                           8,245,890
                6,745,000  California State GO, 4.50%,
                              12/1/24 (FGIC)                           6,087,632
                7,500,000  California State GO, 4.25%,
                              10/1/26 (MBIA)                           6,447,525
               11,945,000  California State GO, 4.75%,
                              2/1/29 (FGIC)                           11,115,778
                1,410,000  California State GO, Series
                              1984 B, (New Prison
                              Construction), 10.00%, 8/1/03            1,620,344
                9,000,000  California Statewide Communities
                              Development Auth. Rev., Series
                              1998 A, (Sherman Oaks),
                              5.00%, 8/1/22 (AMBAC,
                              California Mortgage Insurance)           8,970,300
                5,695,000  Capistrano Unified School District
                              Community Facilities Special Tax,
                              (Refunding Issue 1988-1),
                              6.50%, 9/1/14 (FSA)                      6,497,881
                2,000,000  Central California Joint Powers
                              Health Financing Auth. COP,
                              (Community Hospitals of Central
                              California), 6.00%, 2/1/30               2,063,800
                1,000,000  Coachella Valley Water District
                              #71 COP, (Flood Control),
                              6.75%, 10/1/02, Prerefunded
                              at 102% of Par(2)                        1,074,370
                1,320,000  Coalinga Public Financing Auth.
                              Local Obligation Rev., Series
                              1998 A, 6.375%, 9/15/21
                              (AMBAC)                                  1,575,143
               13,500,000  Compton Redevelopment Agency
                              Tax Allocation, Series 1995 A,
                              6.50%, 8/1/13 (FSA)                     15,138,089
                2,580,000  Concord Joint Power Financing
                              Auth. Lease Rev., (Police
                              Facilities), 5.25%, 8/1/13               2,766,353
                4,000,000  Contra Costa County Public
                              Financing Auth. Tax Allocation
                              Rev., 5.25%, 8/1/28                      3,802,120
                3,605,000  Inglewood Redevelopment Agency
                              Tax Allocation Rev., Series
                              1998 A, (Merged
                              Redevelopment), 5.25%,
                              5/1/23 (AMBAC)                           3,751,832
                1,815,000  Kern County High School District
                              GO, 7.15%, 8/1/14 (MBIA)(2)              2,300,930
                1,000,000  Long Beach Industrial
                              Development Rev., Series
                              1998 A, (CSU Foundation),
                              5.25%, 2/1/23                              926,940
                1,305,000  Los Altos Association of Bay Area
                              Governments COP, 5.90%,
                              5/1/27                                   1,354,499
                3,475,000  Los Angeles Community
                              Redevelopment Agency Housing
                              Rev., Series 1994 A, 6.45%,
                              7/1/17 (AMBAC)                           3,685,168


See Notes to Financial Statements               www.americancentury.com      23


California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  2,000,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1996 A,
                              (Proposition A), 6.00%, 7/1/06,
                              Prerefunded at 101% of Par
                              (MBIA)(2)                             $  2,251,420
                1,400,000  Los Angeles County Metropolitan
                              Transportation Auth. Rev., Series
                              1999 A, (Proposition C), 4.75%,
                              7/1/26                                   1,314,558
                1,000,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              6.50%, 7/1/13 (MBIA)                     1,029,790
                2,340,000  Los Angeles Department of Water
                              and Power Waterworks Rev.,
                              4.50%, 10/15/24                          2,097,108
                1,865,000  Mendocino Coast District Health
                              Care Facility Rev., 5.875%,
                              2/1/20 (California Mortgage
                              Insurance)                               1,963,341
                8,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 5.75%, 8/10/18(3)                  8,871,040
                2,485,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 2001 A, 5.25%,
                              3/1/13(4)                                2,682,384
                5,150,000  Mid-Peninsula Regional Open
                              Space District GO, 7.00%,
                              9/1/14                                   5,716,449
                5,830,000  Modesto, Stockton, Redding Public
                              Power Agency Rev., Series
                              1989 D, (San Juan), 6.75%,
                              7/1/20 (MBIA)(2)                         7,080,827
                3,000,000  Oakland Redevelopment Agency
                              Tax Allocation Rev., (Central
                              District), 5.50%, 2/1/14
                              (AMBAC)                                  3,333,540
                1,855,000  Pacifica Financing Auth. Sewer
                              Rev., 6.20%, 8/1/26                      1,866,204
                2,950,000  Pasadena COP, (Old Pasadena
                              Parking Facility), 6.25%, 1/1/18         3,419,139
                4,475,000  Pittsburg Redevelopment Agency
                              Tax Allocation Rev., (Los
                              Medanos Community
                              Development), 6.20%, 8/1/19              4,627,329
                5,000,000  Pittsburg Redevelopment Agency
                              Tax Allocation Rev., (Los
                              Medanos Community
                              Development), 6.25%, 8/1/26              5,149,700
                2,100,000  Pomona Public Financing Auth.
                              Rev., Series 1992 A, (Water
                              Treatment), 6.10%, 7/1/02,
                              Prerefunded at 102% of Par
                              (AMBAC)(2)                               2,221,359
                3,075,000  Riverside County Asset Leasing
                              Corp. Leasehold Rev., Series
                              1997 B, (Riverside County
                              Hospital), 5.00%, 6/1/19
                              (MBIA)                                   3,069,281
                1,915,000  Sacramento City Financing Auth.,
                              (Capital Improvement), 5.60%,
                              6/1/24                                   1,999,758

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  8,705,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                               $  9,057,291
                1,000,000  Saddleback Valley Unified School
                              District Public Financing Auth.
                              Special Tax GO, Series 1997 A,
                              6.00%, 9/1/16 (FSA)                      1,161,890
                2,500,000  San Diego Convention Center
                              Expansion Financing Auth. Rev.,
                              Series 1998 A, 4.75%, 4/1/28             2,336,700
                3,400,000  San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                           3,789,232
                4,640,000  San Diego County COP, (Burnham
                              Institute), 6.25%, 9/1/29                4,793,352
                3,500,000  San Diego County Regional
                              Transportation Commission
                              Sales Tax Rev., Series 1991 A,
                              6.93%, 4/1/04(1)(2)                      3,133,970
                9,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/23 (MBIA)                            8,192,520
                4,200,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/26 (MBIA)                            3,770,592
                1,000,000  San Francisco City and County
                              Redevelopment Hotel Tax Rev.,
                              6.75%, 7/1/04, Prerefunded at
                              102% of Par (FSA)(2)                     1,122,280
                3,000,000  San Jose Financing Auth. Rev.,
                              Series 1993 C, (Convention
                              Center), 6.375%, 9/1/13                  3,099,780
                3,575,000  San Jose Financing Auth. Rev.,
                              Series 1993 D, (Central Service
                              Yard), 5.25%, 10/15/23                   3,553,693
                2,715,000  San Marcos Public Facilities Auth.
                              Rev., Series 2000 A, (Tax
                              Increment Project Area 3),
                              6.75%, 10/1/30                           2,846,135
                3,975,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 6.50%,
                              7/1/16 (MBIA)                            4,831,414
                4,000,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 6.00%,
                              7/1/19 (MBIA)                            4,594,040
                3,500,000  Santa Ana Financing Auth. Lease
                              Rev., 6.25%, 7/1/15 (MBIA)               4,156,215
                4,830,000  Santa Monica Community College
                              District COP, Series 1997 A,
                              5.90%, 2/1/27                            5,078,793
                3,260,000  Southern California Public Power
                              Auth. Rev., 6.00%, 7/1/18                3,262,836
                7,315,000  Southern California Public Power
                              Auth. Rev., (Multiple Projects),
                              6.75%, 7/1/12 (FSA)                      8,957,803
                3,730,000  Southern California Public Power
                              Auth. Rev., (Multiple Projects),
                              6.75%, 7/1/13 (FSA)                      4,591,779


24      1-800-345-2021                        See Notes to Financial Statements


California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
FEBRUARY 28, 2001 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  1,425,000  Southern California Public Power
                              Auth. Rev., (Southern
                              Transmission), 7.00%, 7/1/09          $  1,457,561
                3,000,000  Southern California Public Power
                              Auth. Rev., Series 1989 A,
                              7.15%, 7/1/04 (AMBAC)(1)                 2,658,000
                2,000,000  Southern Orange County Finance
                              Auth. Special Tax Rev., Series
                              1994 A, 7.00%, 9/1/11 (MBIA)             2,482,442
                2,850,000  Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 5.70%,
                              12/1/14                                  2,639,499
                2,000,000  Taft Public Financing Auth. Lease
                              Rev., Series 1997 A,
                              (Community Correctional Facility),
                              6.05%, 1/1/17                            2,144,320
                1,400,000  Torrance Redevelopment Agency
                              Tax Allocation Rev., Series
                              1998 A, (Downtown
                              Redevelopment), 5.60%,
                              9/1/28                                   1,355,200
                3,020,000  Watsonville Insured Hospital Rev.,
                              Series 1996 A, (Watsonville
                              Community Hospital), 6.20%,
                              7/1/12 (California Mortgage
                              Insurance)(2)                            3,451,407
                                                                    ------------
                                                                     303,288,184
                                                                    ------------
PUERTO RICO -- 1.3%
                2,000,000  Puerto Rico Highway &
                              Transportation Auth. Rev., Series
                              1993 X, 5.00%, 7/1/22                    1,962,560
                2,000,000  Puerto Rico Municipal Finance
                              Agency GO, Series 1999 A,
                              5.00%, 8/1/02                            2,047,100
                                                                    ------------
                                                                       4,009,660
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           307,297,844
                                                                    ------------
   (Cost $288,954,288)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL DERIVATIVES(5) -- 1.3%
CALIFORNIA -- 1.3%
             $  4,000,000  Northern California Transmission
                              Rev., Inverse Floater, 6.17%,
                              4/29/24 (MBIA)                        $  4,195,000
                                                                    ------------
   (Cost $3,963,920)

SHORT-TERM MUNICIPAL SECURITIES -- 2.0%
CALIFORNIA -- 2.0%
                1,300,000  California Pollution Control
                              Finance Auth. Rev., Series
                              1991 B, (Shell Oil Company
                              Project), VRDN, 1.45%, 3/1/01            1,300,000
                1,100,000  Irvine Ranch Water District Rev.,
                              (District Numbers
                              140-240-105-250), VRDN,
                              1.50%, 3/7/01 (LOC: Bank of
                              America N.A.)                            1,100,000
                1,100,000  Newport Beach Rev., Series
                              1996 A, (Hoag Memorial
                              Hospital), VRDN, 1.55%,
                              3/1/01                                   1,100,000
                2,800,000  Tracy Multifamily Housing Rev.,
                              Series 1992 A, (Sycamore
                              Village Apartments), VRDN,
                              2.75%, 3/1/01                            2,800,000
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  6,300,000
                                                                    ------------
   (Cost $6,300,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $317,792,844
                                                                    ============
   (Cost $299,218,208)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insured Bond Certificates

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 2001.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(4)  When-issued security.

(5) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.


See Notes to Financial Statements               www.americancentury.com      25


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. The net assets divided by shares outstanding is the share price, or NET
ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                        LIMITED-TERM    INTERMEDIATE-TERM    LONG-TERM
FEBRUARY 28, 2001 (UNAUDITED)             TAX-FREE          TAX-FREE          TAX-FREE

ASSETS
Investment securities, at value
  (identified cost of $144,192,410,
  $422,359,036 and $299,218,208,
  respectively) (Note 3) .............. $147,723,148      $440,168,901      $317,792,844
Receivable for investments sold .......  5,822,740         34,899,081         4,522,975
Receivable for capital shares sold ....   104,104            3,210              2,350
Interest receivable ...................  1,834,892         6,635,392          3,924,333
                                       ---------------   ---------------   ---------------
                                        155,484,884       481,706,584        326,242,502
                                       ---------------   ---------------   ---------------

LIABILITIES
Disbursements in excess of
  demand deposit cash .................  5,729,157         2,147,813          7,568,484
Payable for investments purchased .....  1,845,857         25,429,120         3,252,710
Accrued management fees (Note 2) ......    57,620           175,125            125,468
Payable for trustees' fees
  and expenses ........................     422              1,284               920
                                       ---------------   ---------------   ---------------
                                         7,633,056         27,753,342        10,947,582
                                       ---------------   ---------------   ---------------

Net Assets ............................ $147,851,828      $453,953,242      $315,294,920
                                       ===============   ===============   ===============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ...............  14,047,344        40,318,148        27,676,067
                                       ===============   ===============   ===============

Net Asset Value Per Share .............    $10.53            $11.26            $11.39
                                       ===============   ===============   ===============

NET ASSETS CONSIST OF:
Capital paid in ....................... $144,304,071      $434,163,991      $301,040,879
Accumulated undistributed net
  realized gain (loss) on
  investment transactions .............    17,019          1,979,386         (4,320,595)
Net unrealized appreciation
  on investments (Note 3) .............  3,530,738         17,809,865        18,574,636
                                       ---------------   ---------------   ---------------
                                        $147,851,828      $453,953,242      $315,294,920
                                       ===============   ===============   ===============


26      1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

                                      LIMITED-TERM    INTERMEDIATE-TERM    LONG-TERM
                                        TAX-FREE          TAX-FREE          TAX-FREE
INVESTMENT INCOME
Income:
Interest ...........................  $3,240,107        $11,102,905        $8,400,694
                                    ---------------   ----------------   ---------------

Expenses (Note 2):
Management fees ....................   361,133           1,116,052           785,250
Trustees' fees and expenses ........    2,441              7,514              5,291
                                    ---------------   ----------------   ---------------
                                       363,574           1,123,566           790,541
                                    ---------------   ----------------   ---------------

Net investment income ..............  2,876,533          9,979,339          7,610,153
                                    ---------------   ----------------   ---------------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...   625,924           5,140,293           745,999
Change in net unrealized
  appreciation on investments ......  1,152,880          2,090,549          7,041,950
                                    ---------------   ----------------   ---------------

Net realized and unrealized
  gain on investments ..............  1,778,804          7,230,842          7,787,949
                                    ---------------   ----------------   ---------------

Net Increase in Net Assets
  Resulting from Operations ........  $4,655,337        $17,210,181        $15,398,102
                                    ===============   ================   ===============


See Notes to Financial Statements               www.americancentury.com      27


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED) AND YEAR ENDED AUGUST 31, 2000

                                  LIMITED-TERM                 INTERMEDIATE-TERM                  LONG-TERM
                                    TAX-FREE                        TAX-FREE                       TAX-FREE
Increase (Decrease)           2001            2000            2001            2000           2001             2000
  in Net Assets

OPERATIONS
Net investment income .... $2,876,533      $5,701,713      $9,979,339     $20,387,054      $7,610,153      $15,820,509
Net realized gain (loss)
  on investments .........  625,924         (163,569)      5,140,293       (2,376,556)      745,999        (4,159,995)
Change in net unrealized
  appreciation on
  investments ............  1,152,880       1,834,226       2,090,549       11,126,025      7,041,950       10,026,558
                          -------------   -------------   -------------   -------------   -------------   -------------
Net increase in
  net assets resulting
  from operations ........  4,655,337       7,372,370       17,210,181      29,136,523      15,398,102      21,687,072
                          -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
  income .................(2,876,533)     (5,701,713)     (9,983,742)     (20,387,054)     (7,610,153)    (15,820,509)
                          -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from shares
  sold ................... 21,933,098      80,207,316      34,789,231     186,926,843      24,269,417      91,451,486
Proceeds from
  reinvestment of
  distributions .......... 2,150,744       3,898,141       7,370,562       14,352,082      5,346,450       10,703,334
Payments for shares
  redeemed ...............(20,215,987)    (85,120,393)    (40,003,990)    (225,316,598)   (25,588,642)    (137,168,850)
                          -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets from
  capital share
  transactions ........... 3,867,855       (1,014,936)     2,155,803      (24,037,673)     4,027,225      (35,014,030)
                          -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets .......... 5,646,659        655,721        9,382,242      (15,288,204)     11,815,174     (29,147,467)

NET ASSETS
Beginning of period ......142,205,169     141,549,448     444,571,000     459,859,204     303,479,746      332,627,213
                          -------------   -------------   -------------   -------------   -------------   -------------
End of period ............$147,851,828    $142,205,169    $453,953,242    $444,571,000    $315,294,920    $303,479,746
                          =============   =============   =============   =============   =============   =============
Undistributed net
  investment income ......     --              --              --            $4,403            --              --
                          =============   =============   =============   =============   =============   =============
TRANSACTIONS IN
SHARES OF THE FUNDS
Sold ..................... 2,103,011       7,842,692       3,118,493       17,387,158      2,160,878        8,594,787
Issued in reinvestment
  of distributions .......  206,170         380,842         662,206        1,331,536        475,946         1,003,841
Redeemed ................. (1,940,464)     (8,327,211)     (3,594,023)    (20,974,523)     (2,274,293)    (12,925,328)
                          -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) ..  368,717         (103,677)       186,676        (2,255,829)      362,531        (3,326,700)
                          =============   =============   =============   =============   =============   =============


28      1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

FEBRUARY 28, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. California Limited-Term Tax-Free Fund (Limited-Term), California Intermediate-Term Tax-Free Fund (Intermediate-Term), and California Long-Term Tax-Free Fund (Long-Term) (the funds) are three of the seven funds issued by the trust. The funds are diversified under the 1940 Act. The funds seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The funds invest primarily in municipal obligations with maturities based on each fund's investment objective. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and distributed monthly. Distributions from net realized gains for the funds are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At August 31, 2000, accumulated net realized capital loss carryovers for federal income tax purposes of $565,637 for Limited-Term (expiring in 2004 through 2008), $1,267,880 for Intermediate-Term (expiring in 2008), and $1,238,946 for Long-Term (expiring in 2008) may be used to offset future taxable gains.

    Limited-Term, Intermediate-Term, and Long-Term have elected to treat $43,337, $1,894,101, and $3,827,649, respectively, of net capital losses incurred in the ten month period ended August 31, 2000, as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended February 28, 2001, the effective annual management fee was 0.51% for each of the funds.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.


                                                www.americancentury.com      29


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

FEBRUARY 28, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions for the six months ended February 28, 2001, excluding short-term investments, were as follows:

                            LIMITED-TERM    INTERMEDIATE-TERM     LONG-TERM
                              TAX-FREE          TAX-FREE          TAX-FREE
PURCHASES
Municipal Obligations ..... $55,862,253       $213,833,176       $44,852,303

PROCEEDS FROM SALES
Municipal Obligations ..... $51,878,537       $224,320,409       $40,021,486

    At February 28, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:


                            LIMITED-TERM    INTERMEDIATE-TERM     LONG-TERM
                              TAX-FREE          TAX-FREE          TAX-FREE

Appreciation .............. $3,569,644         $18,335,631       $19,715,689
Depreciation ..............  (38,906)           (525,766)        (1,141,053)
                          ----------------   ---------------   ----------------
Net ....................... $3,530,738         $17,809,865       $18,574,636
                          ================   ===============   ================

    The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended February 28, 2001.


30      1-800-345-2021


California Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                      2001(1)     2000        1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $10.40     $10.27      $10.43     $10.30      $10.19     $10.23
                                     --------   ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income .............  0.21       0.41        0.39       0.42        0.43       0.43
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................  0.13       0.13       (0.16)      0.13        0.11      (0.04)
                                     --------   ---------   --------   ---------   --------   --------
  Total From Investment Operations ..  0.34       0.54        0.23       0.55        0.54       0.39
                                     --------   ---------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ........ (0.21)     (0.41)      (0.39)     (0.42)      (0.43)     (0.43)
                                     --------   ---------   --------   ---------   --------   --------
Net Asset Value, End of Period ...... $10.53     $10.40      $10.27     $10.43      $10.30     $10.19
                                     ========   =========   ========   =========   ========   ========
  Total Return(2) ...................  3.30%      5.44%       2.26%      5.40%       5.42%      3.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............0.51%(3)     0.51%       0.51%      0.52%       0.49%      0.49%
Ratio of Net Investment Income
  to Average Net Assets .............4.04%(3)     4.05%       3.78%      4.02%       4.20%      4.20%
Portfolio Turnover Rate .............   38%        97%         57%        44%         47%        44%
Net Assets, End of Period
  (in thousands) ....................$147,852   $142,205    $141,549   $130,137    $126,631   $103,707

(1)  Six months ended February 28, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.


(3)  Annualized.


See Notes to Financial Statements               www.americancentury.com      31


California Intermediate-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                     2001(1)     2000       1999        1998       1997        1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............. $11.08     $10.85     $11.37      $11.27     $11.05      $11.06
                                    --------   --------   ---------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income ............  0.25       0.50       0.49        0.52       0.54        0.54
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .....................  0.18       0.23      (0.41)       0.25       0.25       (0.01)
                                    --------   --------   ---------   --------   ---------   --------
  Total From Investment Operations..  0.43       0.73       0.08        0.77       0.79        0.53
                                    --------   --------   ---------   --------   ---------   --------
Distributions
  From Net Investment Income ....... (0.25)     (0.50)     (0.49)      (0.52)     (0.54)      (0.54)
  From Net Realized Gains on
  Investment Transactions ..........   --         --       (0.09)      (0.15)     (0.03)        --
  In Excess of Net Realized Gains ..   --         --       (0.02)        --         --          --
                                    --------   --------   ---------   --------   ---------   --------
  Total Distributions .............. (0.25)     (0.50)     (0.60)      (0.67)     (0.57)      (0.54)
                                    --------   --------   ---------   --------   ---------   --------
Net Asset Value, End of Period ..... $11.26     $11.08     $10.85      $11.37     $11.27      $11.05
                                    ========   ========   =========   ========   =========   ========
  Total Return(2) ..................  3.93%      6.95%      0.74%       7.00%      7.39%       4.79%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............0.51%(3)     0.51%      0.51%       0.51%      0.48%       0.48%
Ratio of Net Investment Income
  to Average Net Assets ............4.54%(3)     4.64%      4.41%       4.60%      4.81%       4.87%
Portfolio Turnover Rate ............   49%        73%        54%         28%        42%         36%
Net Assets, End of Period
  (in thousands) ...................$453,953   $444,571   $459,859    $460,604   $435,440    $430,950

(1)  Six months ended February 28, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


32      1-800-345-2021                        See Notes to Financial Statements


California Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)

                                      2001(1)     2000        1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $11.11     $10.86      $11.72     $11.48      $11.06     $10.94
                                     --------   ---------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income .............  0.27       0.56        0.57       0.59        0.61       0.61
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................  0.28       0.25       (0.76)      0.44        0.44       0.12
                                     --------   ---------   --------   ---------   --------   --------
  Total From Investment Operations ..  0.55       0.81       (0.19)      1.03        1.05       0.73
                                     --------   ---------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ........ (0.27)     (0.56)      (0.57)     (0.59)      (0.61)     (0.61)
  From Net Realized Gains on
  Investment Transactions ...........   --         --        (0.07)     (0.20)      (0.02)       --
  In Excess of Net Realized Gains ...   --         --        (0.03)       --          --         --
                                     --------   ---------   --------   ---------   --------   --------
  Total Distributions ............... (0.27)     (0.56)      (0.67)     (0.79)      (0.63)     (0.61)
                                     --------   ---------   --------   ---------   --------   --------
Net Asset Value, End of Period ...... $11.39     $11.11      $10.86     $11.72      $11.48     $11.06
                                     ========   =========   ========   =========   ========   ========
  Total Return(2) ...................  5.05%      7.79%      (1.85)%     9.25%       9.70%      6.77%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............0.51%(3)     0.51%       0.51%      0.51%       0.48%      0.48%
Ratio of Net Investment Income
  to Average Net Assets .............4.92%(3)     5.24%       4.94%      5.07%       5.40%      5.48%
Portfolio Turnover Rate .............   13%        24%         52%        36%         50%        42%
Net Assets, End of Period
  (in thousands) ....................$315,295   $303,480    $332,627   $325,194    $304,671   $288,022

(1)  Six months ended February 28, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


See Notes to Financial Statements               www.americancentury.com      33


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA LIMITED-TERM TAX-FREE seeks interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of five years or less.

     CALIFORNIA INTERMEDIATE-TERM TAX-FREE seeks interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of 5-10 years.

     CALIFORNIA LONG-TERM TAX-FREE seeks interest income exempt from federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of 10 years or more.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of more than 4,000 municipal bonds with maturities of 2-4 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is 3 years.

     The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of more than 5,000 municipal bonds with maturities of 4-6 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is approximately 5 years.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The index's average maturity is approximately 27 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     CALIFORNIA SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) -- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 1-5 years.

     CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free) -- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 5-10 years.

     CALIFORNIA MUNICIPAL DEBT FUNDS (Long-Term Tax-Free) -- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California.

[left margin]

INVESTMENT TEAM LEADERS
     Portfolio Managers
        KEN SALINGER
        DAVE MACEWEN
        ROBERT MILLER
        TODD PARDULA
     Credit Research Director
        STEVEN PERMUT

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*    AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


34      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 31-33.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS (CERTIFICATES OF PARTICIPATION)/ LEASES --securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO (GENERAL OBLIGATION) BONDS -- securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* PREREFUNDED/ETM BONDS -- securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS -- securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


                                                www.americancentury.com      35


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


36      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0401                                  American Century Investment Services, Inc.
SH-ANN-24836                       (c)2001 American Century Services Corporation